As filed with the Securities and Exchange Commission on February 11, 2002
                       Registration No. 333-14943/811-7881


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No. ____           |_|



                      Post-Effective Amendment No. 12            |X|



                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|


                              Amendment No. 14 |X|


                        (Check appropriate box or boxes.)

                               BRAZOS MUTUAL FUNDS
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

                          5949 Sherry Lane, Suite 1560
                               DALLAS, TEXAS 75225
                               -------------------
               (Address of Principal Executive Offices) (Zip Code)

                        with a copy of communications to:

                            Audrey C. Talley, Esquire
                           Drinker Biddle & Reath LLP
                             18th and Cherry Streets
                           Philadelphia, PA 19103-6996

        Registrant's Telephone Number, including Area Code (214) 365-5200

     Dan L. Hockenbrough, 5949 Sherry Lane, Suite 1560, Dallas, Texas 75225
     ----------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Upon effective date of this registration statement


It is proposed that this filing will become effective (check appropriate box)


|X| immediately upon filing pursuant to paragraph (b)
|_| on _______________ pursuant to paragraph (b)
|_| 60 days after filing pursuant to paragraph (a)(1)
|_| on _______________ pursuant to paragraph (a)(1) |X|
|_| 75 days after filing pursuant to paragraph (a)(2)
|_| on _______________ pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Beneficial Interest

[Logo]BRAZOS MUTUAL FUNDS

                                   PROSPECTUS

                                FEBRUARY 11, 2002

                                                            INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
                  BRAZOS Micro Cap Portfolio                Micro Capitalization
                  CLASS Y AND CLASS A SHARES                       Growth
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  BRAZOS Small Cap Portfolio                Small Capitalization
                  CLASS Y AND CLASS A SHARES                      Growth
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   BRAZOS Mid Cap Portfolio                 Mid Capitalization
                  CLASS Y AND CLASS A SHARES                      Growth
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            BRAZOS Real Estate Securities Portfolio             Real Estate
                   CLASS Y AND CLASS A SHARES                Growth and Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   BRAZOS Multi Cap Portfolio                 Multi Cap Growth
                  CLASS Y AND CLASS A SHARES
--------------------------------------------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. IT IS A CRIME FOR ANYONE TO TELL YOU OTHERWISE.

Transfer Agent:
State Street Bank and Trust Company                WEBSITE:  www.brazosfunds.com
Telephone:  1-800-426-9157

                                              TABLE OF CONTENTS

------------------------        Brazos Micro Cap Portfolio..................   3
INVESTMENT OBJECTIVE
INVESTMENT POLICIES             Brazos Small Cap Portfolio..................   3
INVESTMENT SUITABILITY
RISK CONSIDERATIONS             Brazos Mid Cap Portfolio....................   3
PAST PERFORMANCE
INVESTOR EXPENSES               Brazos Real Estate Securities Portfolio.....  12
------------------------
                                Brazos Multi Cap Portfolio..................  18

      Risk Elements.........................................................  23

      Information About the Adviser.........................................  26

      Information for First Time Mutual Fund Investors......................  29

      Valuation of Shares...................................................  29

      Dividends, Capital Gains Distributions and Taxes......................  30

      Shareholder Account Information.......................................  31

      Purchase of Shares....................................................  34

      Redemption of Shares..................................................  38

      Retirement Plans......................................................  40

      Financial Highlights..................................................  41

      For More Information............................................Back Cover


--------------------------------------------------------------------------------
      CURRENTLY, SHARES OF THE MICRO CAP ARE OFFERED TO (I) EXISTING SHAREHOLDERS, (II) QUALIFIED RETIREMENT PLANS AND THEIR PARTICIPANTS AND (III) CERTAIN INSTITUTIONAL CUSTOMERS, IN THE DISCRETION OF MANAGEMENT. IN ADDITION, THE COMPANY RESERVES THE RIGHT TO REJECT PURCHASE ORDERS WHEN IN THE JUDGMENT OF MANAGEMENT THE REJECTION IS IN THE BEST INTERESTS OF THE COMPANY. PERSONS WHO
ARE SHAREHOLDERS OF OTHER PORTFOLIOS OF THE COMPANY OR ANY OTHER FUND DISTRIBUTED BY THE DISTRIBUTOR ARE NOT PERMITTED TO ACQUIRE SHARES OF THE MICRO CAP BY EXCHANGE. DISTRIBUTIONS TO ALL SHAREHOLDERS OF THE MICRO CAP WILL CONTINUE TO BE REINVESTED UNLESS A SHAREHOLDER HAS ELECTED OTHERWISE. THE ADVISER RESERVES THE RIGHT TO REOPEN THE MICRO CAP TO NEW INVESTMENTS AT ANY TIME OR TO FURTHER RESTRICT SALES OF THE SHARES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           BRAZOS MICRO CAP PORTFOLIO

                           BRAZOS SMALL CAP PORTFOLIO

                            BRAZOS MID CAP PORTFOLIO

--------------------------------------------------------------------------------

SUMMARY OF INVESTMENT OBJECTIVES

      The investment objectives of the Brazos Micro Cap Portfolio, the Brazos Small Cap Portfolio and the Brazos Mid Cap Portfolio are to provide maximum capital appreciation, consistent with reasonable risk to principal.

INVESTMENT POLICIES AND STRATEGIES

      Each of the Micro Cap, Small Cap and Mid Cap Portfolios invest at least 80% of their net assets plus borrowings in micro cap, small cap and mid cap issuers, respectively. In the event that the Board of Trustees votes to change this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change. The current market capitalizations of these issuers are as follows:

--------------------------------------------------------------------------------
                              MARKET CAPITALIZATION SIZE
                              (AT TIME OF PURCHASE)
--------------------------------------------------------------------------------
    Micro Cap                 $600 million or lower(1) or a capitalization of
                              companies represented in the lower 50% of the
                              Russell 2000 Index at the time of the
                              Portfolio's investment.
--------------------------------------------------------------------------------

    Small Cap                 $500 million to $2.5 billion2 or a
                              capitalization of companies represented in the
                              Russell 2000 Index at the time of the
                              Portfolio's investment.
--------------------------------------------------------------------------------
    Mid Cap                   $2.5 billion to $12 billion3 or a capitalization
                              of companies represented in the S&P MidCap 400
                              Index at the time of the Portfolio's investment.
--------------------------------------------------------------------------------

(1) This target will fluctuate with changes in market conditions and the composition of the Russell 2000 Index. As of December 31, 2001, the company with the largest market capitalization in the lower 50% of the Russell 2000 Index was approximately $417 million.

(2) This target will fluctuate with changes in market conditions and the composition of the Russell 2000 Index. As of December 31, 2001, the company with the largest market capitalization in the Russell 2000 Index was approximately $4.7 billion.

(3) This range will fluctuate with changes in market conditions and the composition of the S&P MidCap 400 Index. As of December 31, 2001, the company with the largest market capitalization in the S&P MidCap 400 Index was approximately $10.5 billion.

      The Portfolios seek to achieve their objectives by investing primarily in micro, small and mid capitalization companies, respectively. For each of the Portfolios, the remaining securities acquired may have market capitalizations that exceed the target capitalization. Micro Cap generally seeks investment in securities of companies with high growth rates, average annual revenues under $500 million, and low debt levels. Small Cap generally seeks investment in securities of companies with above average growth rates, average annual revenues below $1 billion, above average return on equity, and low debt levels. The Mid Cap Portfolio generally seeks investment in securities of companies John McStay Investment Counsel ("JMIC" or "the Adviser") expects to grow at a faster rate than the average company. There can be no assurance that any securities of companies in which a Portfolio of Brazos Mutual Funds (the "Company") invests will achieve the targeted growth rates.

      The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of each Portfolio under normal circumstances.

      The investment process involves consistent communications among the Adviser and senior management, suppliers, competitors and customers in an attempt to understand the dynamics within each company's business. The Adviser then selects companies with strong growth in revenue, earnings and cash flow, predictable operating models, seasoned management, and unique products or services. JMIC believes that ordinarily smaller companies have greater potential to deliver above average growth rates that may not yet have been recognized by investors.

      To manage fluctuations in the value of the Portfolios' investments, JMIC invests across 15-20 industry sectors with no industry sector representing more than 25% of the value of each Portfolio. JMIC may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolios' shareholders, which may reduce performance.

      The value of each security at the time of acquisition is not expected to exceed 4% of the value of the aggregate investments in each of the Micro Cap, Small Cap or Mid Cap Portfolios. JMIC seeks to reduce risk by limiting the Portfolios' holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last ten business days.

RISK CONSIDERATIONS

INVESTMENT SUITABILITY

      The Micro Cap, Small Cap and Mid Cap Portfolios may be appropriate for investors who:

            o  are seeking long-term capital growth

            o  do not need current income

            o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and

            o are able to tolerate fluctuations in principal value of their investment.

      Investment in the Portfolios involves investment risks, including the risk that investors may lose money. The value of the Portfolios' investments could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. The performance results presented below may reflect periods of above average performance attributable to a Portfolio's investment in certain securities during the initial public offering, the performance of a limited number of the securities in the Portfolio, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

      Each Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When a Portfolio's assets are invested in these instruments, a Portfolio may not be achieving its investment objective.

      To the extent each Portfolio invests in small companies, it may be exposed to greater risk than if it invested in larger, more established companies. Small companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of small company securities may make them more difficult to sell. In addition, Micro Cap may be subject to the risk that microcapitalization stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Microcapitalization companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors. A more in-depth discussion of the types of risks an equity fund could be subject to is on pages 23-25.

PERFORMANCE BAR CHART

      The bar charts below show the variability of the annual returns since inception for the Micro Cap, Small Cap and Mid Cap Portfolios, and provide an indication of the risks of investing in a Portfolio by showing changes in the performance of the Portfolio's shares from year to year. These bar charts assume reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain Portfolios for certain years. If expense limitations were not in place, the Portfolios' performance during those years would have been reduced.

         YEAR BY YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                         BRAZOS MICRO CAP (CLASS Y)(1)

            [Table below represents bar chart in the printed piece]

                         1998      1999     2000      2001
                         ----      ----     ----      ----
                        32.80%    80.84%   18.90%     4.70%


(1) The returns shown in the bar chart above and table below are for Class Y shares, which have substantially similar annual returns to Class A shares because they are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns for Class A shares would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 10-11 of this prospectus.

                    BEST CALENDAR QUARTER:     Q4 1999      36.58%
                    WORST CALENDAR QUARTER:    Q3 2001     -23.43%

         YEAR BY YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                          BRAZOS SMALL CAP (CLASS Y)(1)

            [Table below represents bar chart in the printed piece]

                1997     1998      1999     2000      2001
                ----     ----      ----     ----      ----
               54.53%   13.57%    37.01%    5.20%     -8.98%

(1) The returns shown in the bar chart above and table below are for Class Y shares, which have substantially similar annual returns to Class A shares because they are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns for Class A shares would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 10-11 of this prospectus.

                  BEST CALENDAR QUARTER:       Q4 1999      29.94%
                  WORST CALENDAR QUARTER:      Q3 1998     -19.49%

         YEAR BY YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED

                           BRAZOS MID CAP (CLASS Y)(1)

            [Table below represents bar chart in the printed piece]

                               2000      2001
                               ----      ----
                              30.49%    -8.68%

(1) The returns shown in the bar chart above and table below are for Class Y shares, which have substantially similar annual returns to Class A shares because they are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns for Class A shares would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 10-11 of this prospectus.

                     BEST CALENDAR QUARTER:      Q1 2000      20.00%

                     WORST CALENDAR QUARTER:     Q1 2001     -15.82%

PAST PERFORMANCE

      The tables below show the past performance of the Micro Cap and Small Cap Portfolios compared to that of the Russell 2000 Index, a widely recognized unmanaged index of small stock performance, and the past performance of the Mid Cap Portfolio compared to that of the S&PMidCap 400 Index, an unmanaged broad-based index of mid-capitalization companies. A mutual fund's comparison of its performance to an objective index may be viewed by an investor as a relative measure of performance. Similar to the bar charts above, the tables assume reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain Portfolios for certain years. If expense limitations were not in place, the Portfolios' performance during those years would have been reduced.

--------------------------------------------------------------------------------
                                                                      SINCE
   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01          1 YEAR      INCEPTION(1)
--------------------------------------------------------------------------------
   BRAZOS MICRO CAP PORTFOLIO                           4.70%        31.49%
           (Class Y)
--------------------------------------------------------------------------------
   RUSSELL 2000 INDEX(2)                                2.49%         4.10%
--------------------------------------------------------------------------------

(1) The commencement of operations for the Class Y shares of the Micro Cap Portfolio was 12/31/97.

(2) The Russell 2000 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

--------------------------------------------------------------------------------
                                                                       SINCE
   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01 1 YEAR     5 YEAR     INCEPTION(1)
--------------------------------------------------------------------------------
   BRAZOS SMALL CAP PORTFOLIO                 -8.98%     18.15%        18.15%
           (Class Y)
--------------------------------------------------------------------------------
   RUSSELL 2000 INDEX(2)                       2.49%      7.52%         7.52%
--------------------------------------------------------------------------------
   BRAZOS SMALL CAP PORTFOLIO                 -14.67%      N/A          6.34%
           (Class A)(3)
--------------------------------------------------------------------------------
   RUSSELL 2000 INDEX(2)                       2.49%       N/A         7.30%
--------------------------------------------------------------------------------

(1) The commencement of operations for the Class Y shares of the Small Cap Portfolio was 12/31/96 and the Class A shares was 9/8/99.

(2) The Russell 2000 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

(3) Includes sales charges.

--------------------------------------------------------------------------------
                                                                      SINCE
   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01      1 YEAR          INCEPTION(1)
--------------------------------------------------------------------------------

   BRAZOS MID CAP PORTFOLIO                         -8.68%            9.16%
              (Class Y)
--------------------------------------------------------------------------------

   S&P MIDCAP 400 INDEX(2)                          -0.61%             8.06%
--------------------------------------------------------------------------------

   BRAZOS MID CAP PORTFOLIO                        -14.25%           -4.03%
              (Class A)(3)
--------------------------------------------------------------------------------

   S&P MIDCAP 400 INDEX(2)                          -0.61%             4.15%
--------------------------------------------------------------------------------

(1) The commencement of operations for the Class Y shares of the Mid Cap Portfolio was 12/31/99 and the Class A shares was 3/31/00.

(2) The S&P MidCap 400 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

(3)   Includes sales charges.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in each of the Portfolios are shown below.


---------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID      MICRO CAP  MICRO CAP  SMALL CAP  SMALL CAP  MID CAP  MID CAP
DIRECTLY FROM YOUR INVESTMENT)    CLASS Y    CLASS A    CLASS Y    CLASS A   CLASS Y  CLASS A
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)         None      5.75%      None       5.75%     None      5.75%
Imposed on Purchases (as a
percentage of offering price)(1)

  Maximum Deferred Sales            None      None       None       None      None      None
  Charge (Load) (as a
  percentage of amount
  redeemed)(2)

  Maximum Sales Charge              None      None       None       None      None      None
  (Load) Imposed on
  Reinvested Dividends

  Redemption Fee (as a
  percentage of amount
  redeemed)                         None      None       None       None      None      None

  Exchange Fee                      None      None       None       None      None      None

Maximum Account Fee                 None      None       None       None      None      None
---------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED      MICRO CAP  MICRO CAP  SMALL CAP  SMALL CAP  MID CAP  MID CAP
FROM PORTFOLIO ASSETS)            CLASS Y    CLASS A    CLASS Y    CLASS A   CLASS Y  CLASS A
---------------------------------------------------------------------------------------------
  Management fees                   1.20%     1.20%      0.90%      0.90%     0.75%     0.75%
  Distribution (12b-1) Fees(3)      None      0.35%      None       0.35%     None      0.35%
  Other Expenses                    0.22%     0.93%      0.15%      0.46%     0.46%     2.36%
                                    ----      ----       ----       ----      ----      ----

  Total Annual Portfolio
  Operating Expenses
  Before Expense
  Reimbursement                     1.42%     2.48%      1.05%      1.71%     1.21%     3.46%

  Expense Reimbursement               --      (0.58)%      --       (0.10)%   (0.03)%   (1.92)%
                                    ----      ----       ----       ----      ----      ----
  Net Expenses(4)                   1.42%     1.90%      1.05%      1.61%     1.18%     1.54%
---------------------------------------------------------------------------------------------


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase.

(3) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4) The Board of Trustees, including a majority of the Independent Trustees, approved net expense ratios for the Portfolios, which are contractually required by agreement with the Board of Trustees, including a majority of the Independent Trustees. The net expense ratios for the Class Y and A shares of the Portfolios are: 1.60% for Class

      Y shares of Micro Cap; 1.35% for Class Y shares of Small Cap; 1.20% for Class Y shares of Mid Cap; 1.90% for Class A shares of Micro Cap; 1.65% for Class A shares of Small Cap; and 1.55% for Class A shares of Mid Cap. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees.


      The example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolios' actual return and expenses will be different.


--------------------------------------------------------------------------------
                           1 YEAR        3 YEARS       5 YEARS      10 YEARS
--------------------------------------------------------------------------------

    MICRO CAP
    (CLASS Y)               $145            $449          $776        $1,702
--------------------------------------------------------------------------------

    MICRO CAP
    (CLASS A)               $757          $1,138        $1,542        $2,669
--------------------------------------------------------------------------------

    SMALL CAP
    (CLASS Y)               $107            $334          $579        $1,283
--------------------------------------------------------------------------------

    SMALL CAP
    (CLASS A)               $729          $1,054        $1,401        $2,376
--------------------------------------------------------------------------------

    MID CAP
    (CLASS Y)               $120            $374          $649        $1,432
--------------------------------------------------------------------------------

    MID CAP
    (CLASS A)               $723          $1,033        $1,366        $2,304
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    BRAZOS REAL ESTATE SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENT OBJECTIVE


      The investment objective of the Brazos Real Estate Securities Portfolio is to invest in real estate securities that provide a balance of income and appreciation (with reasonable risk to principal).


INVESTMENT POLICIES AND STRATEGIES


      The Portfolio seeks to achieve its objective by investing at least 80% of its net assets plus borrowings in companies principally engaged in the real estate industry. A company is considered "principally engaged in the real estate industry" if at least 50% of its assets, gross income, or net profits are attributable to ownership, construction, management or sale of various real estate assets. In the event that the Board of Trustees votes to change this policy, shareholders will be provided with notice at least 60 days prior to the effective date of the change. The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Market conditions may lead to higher levels (up to 100%) of temporary investments, such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of the Portfolio under normal circumstances.

      The Real Estate Securities Portfolio generally seeks securities of companies with strong cash flow, management, dividend yield, dividend growth potential, and financial strength. The list of potential investments is further filtered through the use of fundamental security analysis and valuation methods.


      JMIC seeks to manage risk by investing across 10-15 property sectors, such as hotel, office, apartment, retail and industrial sectors. The Portfolio is expected to maintain broad geographic diversification. JMIC may sell securities when the value of a security or a group of securities within a certain sector violates diversification objectives. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.

      The Portfolio is non-diversified. As to 50% of its assets, it may invest up to 5% of its assets in securities of any one issuer and such issuer's securities may not be more than 10% of the outstanding voting securities of the issuer at the time of acquisition. As to its remaining assets: not more than 25% of the Portfolio's assets may be invested in the securities of any one issuer; and JMIC typically seeks to reduce risk by limiting the Portfolio's holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last ten business days.

RISK CONSIDERATIONS

INVESTMENT SUITABILITY


      The Real Estate Securities Portfolio may be appropriate for investors who:


            o  are seeking long-term capital growth

            o  prefer some current income

            o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and

            o are able to tolerate fluctuations in the principal value of their investment.

      Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may significantly increase or decrease over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. The performance results presented below may reflect periods of above average performance attributable to the Portfolio's investments in certain securities and non-recurring factors. It is possible that the performance may not be repeated in the future. Because the Portfolio concentrates its investments in a specific industry it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective.

      The Portfolio is subject to risks, such as market forces, that may impact the values of its underlying real estate assets, and management's skill in managing those assets. The Portfolio invests primarily in companies in the real estate industry and, therefore, may be subject to risks associated with the direct ownership of real estate, such as decreases in real estate value, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Moreover, the trading volume of real estate securities due to their low volume may make them more difficult to sell. A more in depth discussion of the types of risks an equity fund could be subject to is on pages 23-25.

PERFORMANCE BAR CHART

      The bar chart below shows the variability of the Portfolio's annual returns since inception, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. This bar chart assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

         YEAR BY YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED


        [The table below represents a bar chart in the printed report.]


                         BRAZOS REAL ESTATE SECURITIES
                                  (CLASS Y)(1)


            1997          1998         1999         2000          2001
           29.19%       -17.38%       -4.61%       25.87%        10.34%


(1) The returns shown in the bar chart above and table below are for Class Y shares, which have substantially similar annual returns to Class A shares because they are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns for Class A shares would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 16-17 of this prospectus.

                 BEST CALENDAR QUARTER:        Q3 1997     12.16%
                 WORST CALENDAR QUARTER:       Q3 1998    -13.52%

PAST PERFORMANCE

      The table below shows the Portfolio's past performance compared to that of the NAREIT Equity Index, a widely recognized unmanaged index of publicly traded real estate securities. Similar to the bar chart above, this table assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

----------------------------------------------------------------------------------------------
                                                                                    SINCE
   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01      1 YEAR          5 YEAR        INCEPTION(1)
----------------------------------------------------------------------------------------------
   BRAZOS REAL ESTATE SECURITIES
   PORTFOLIO (Class Y)                             10.34%           7.17%            7.17%
----------------------------------------------------------------------------------------------

   NAREIT EQUITY INDEX(2)                          13.93%           6.38%            6.38%
----------------------------------------------------------------------------------------------

   BRAZOS REAL ESTATE SECURITIES
   PORTFOLIO (Class A)(3)                           3.57%            N/A             9.61%
----------------------------------------------------------------------------------------------

   NAREIT EQUITY INDEX(2)                          13.93%            N/A            14.85%
----------------------------------------------------------------------------------------------

(1) The commencement of operations for the Class Y shares of the Real Estate Securities Portfolio was 12/31/96 and the Class A shares was 9/8/99.

(2) The NAREIT Equity Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

(3)   Includes sales charges.

INVESTOR EXPENSES

      The expenses you should expect to pay as an investor in the Portfolio are shown below.


--------------------------------------------------------------------------------
   SHAREHOLDER FEES                                   REAL ESTATE  SECURITIES
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)            CLASS Y      CLASS A
--------------------------------------------------------------------------------
   Maximum Sales Charge (Load)                            None         5.75%
   Imposed on Purchases (as a percentage of offering price)(1)

     Maximum Deferred Sales Charge (Load) (as a           None         None
   percentage of amount redeemed)(2)

     Maximum Sales Charge (Load) Imposed on               None         None
   Reinvested Dividends

     Redemption Fee (as a percentage of amount            None         None
   redeemed)

     Exchange Fee                                         None         None

   Maximum Account Fee                                    None         None
--------------------------------------------------------------------------------
   ANNUAL PORTFOLIO OPERATING EXPENSES                REAL ESTATE  SECURITIES
   (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)   CLASS Y      CLASS A
--------------------------------------------------------------------------------
   Management fees                                        0.90%        0.90%

   Distribution (12b-1) Fees(3)                           None         0.35%

   Other Expenses                                         0.22%        1.55%
                                                          ----         ----

   Total Annual Portfolio Operating Expenses

   Before Expense Reimbursement                           1.12%        2.80%

   Expense Reimbursement                                    --         (1.15)%
                                                          ----         ----

   Net Expenses(4)                                        1.12%        1.65%
--------------------------------------------------------------------------------


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase.


(3) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4) The Board of Trustees, including a majority of the Independent Trustees, approved the net expense ratios for the Portfolio, which are contractually required by agreement with the Board of Trustees, including a majority of the Independent Trustees. The net expense ratios for the Class Y and A shares of the Portfolio are 1.25% and 1.65%, respectively. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees.

      The example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolio's actual return and expenses will be different.


--------------------------------------------------------------------------------
                                    1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------

  REAL ESTATE SECURITIES
  (CLASS Y)                          $114          $356         $617     $1,363
--------------------------------------------------------------------------------

  REAL ESTATE SECURITIES
  (CLASS A)                          $733        $1,065       $1,420     $2,417
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           BRAZOS MULTI CAP PORTFOLIO
--------------------------------------------------------------------------------

SUMMARY OF INVESTMENT OBJECTIVE


      The investment objective of the Brazos Multi Cap Portfolio is to provide maximum capital growth, consistent with reasonable risk to principal.


INVESTMENT POLICIES AND STRATEGIES


      The Portfolio seeks to achieve its objective by investing primarily in equity securities. The Multi Cap Portfolio generally seeks securities of companies with above average growth rates, above average return on equity, and low debt levels. There can be no assurance that any securities of companies in which the Portfolio invests will achieve the targeted growth rate.


      The types of equity securities that can be purchased include common stocks and securities convertible into common stocks. Market conditions may lead to higher levels (up to 100%) of temporary investments such as money market instruments or U.S. Treasury Bills. Temporary investments are expected to be 5% to 10% of the Portfolio under normal circumstances.

      Securities are selected based on the company's potential for strong growth in revenue, earnings and cash flow, strong management, and leading products or services. The possible investments are further filtered through the use of fundamental security analysis and valuation methods.

      To reduce any fluctuation in the value of the Portfolio's investments, JMIC invests across 15-20 industry sectors with no industry sector representing more than 25% of the value of the Portfolio. JMIC may sell securities when the value of a security or a group of securities within a certain industry sector violates diversification objectives. A high rate of portfolio turnover involves greater transaction expenses and possible adverse tax consequences to the Portfolio's shareholders, which may reduce performance.


      The value of each security is expected to be less than 4% of the value of the Portfolio at the time of initial acquisition. JMIC seeks to reduce risk by limiting the Portfolio's holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last ten business days.


RISK CONSIDERATIONS

INVESTMENT SUITABILITY


      The Multi Cap Portfolio may be appropriate for investors who:


            o  are seeking long-term capital growth

            o are willing to hold an investment over a long period of time in anticipation of returns that equity securities can provide and

            o are able to tolerate fluctuations in principal value of their investment.

      Investment in the Portfolio involves investment risks, including the risk that investors may lose money. The value of the Portfolio may advance or decline significantly over a short period of time. The value could be influenced by changes in the stock market as a whole, by changes in a certain industry, or by changes in certain stocks. The performance results of the Portfolio may reflect periods of above average performance attributable to the Portfolio's investment in certain securities during their initial public offering, the performance of a limited number of the securities in the Portfolio, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

      The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Portfolio's assets are invested in these instruments, it may not be achieving its investment objective. A more in depth discussion of the types of risks an equity fund could be subject to is on pages 23-25.

PERFORMANCE BAR CHART

      The bar chart below shows the variability of the annual returns since inception for the MultiCap Portfolio, and provides an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's shares from year to year. This bar chart assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.

         YEAR BY YEAR TOTAL RETURNS AS OF 12/31 FOR EACH YEAR INDICATED


         [The table below represents a bar chart in the printed report.]

                                BRAZOS MULTI CAP
                                  (CLASS Y)(1)

                         1999          2000          2001
                        92.05%        35.06%       -11.14%


(1) The returns shown in the bar chart above and table below are for Class Y shares, which have substantially similar annual returns to Class A shares because they are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns for Class A shares would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 21-22 of this prospectus.

                 BEST CALENDAR QUARTER:        Q4 1999     28.73%
                 WORST CALENDAR QUARTER:       Q3 2001    -19.37%

PAST PERFORMANCE

      The table below shows the past performance of the Multi Cap Portfolio compared to that of the S&P 500 Index, an unmanaged broad-based index of large capitalization companies. A mutual fund's comparison of its performance to an objective index may be viewed by an investor as a relative measure of performance. Similar to the bar chart above, this table assumes reinvestment of dividends and distributions. As with all mutual funds, the past is not a prediction of the future. The performance reflects expense limitations in effect for certain years. If expense limitations were not in place, the Portfolio's performance during those years would have been reduced.


--------------------------------------------------------------------------------
                                                                     SINCE
   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01     1 YEAR          INCEPTION(1)
--------------------------------------------------------------------------------

   BRAZOS MULTI CAP
   PORTFOLIO (Class Y)                            -11.14%            32.10%
--------------------------------------------------------------------------------

   S&P 500 INDEX(2)                               -11.91%            -1.06%
--------------------------------------------------------------------------------

   BRAZOS MULTI CAP
   PORTFOLIO (Class A)(3)                         -16.58%            -4.48%
--------------------------------------------------------------------------------

   S&P 500 INDEX(2)                               -11.91%           -11.52%
--------------------------------------------------------------------------------

(1) The commencement of operations for the Class Y shares of the Multi Cap Portfolio was 12/31/98 and the Class A shares was 3/31/00.

(2) The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

(3)   Includes sales charges.

INVESTOR EXPENSES


      The expenses you should expect to pay as an investor in the Portfolio are shown below.

--------------------------------------------------------------------------------
  SHAREHOLDER FEES                                      MULTI CAP    MULTI CAP
  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)              CLASS Y      CLASS A
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                               None         5.75%
Imposed on Purchases (as a
percentage of offering price)(1)

  Maximum Deferred Sales                                  None         None
  Charge (Load) (as a
  percentage of amount
  redeemed)(2)

  Maximum Sales Charge                                    None         None
  (Load) Imposed on
  Reinvested Dividends

  Redemption Fee                                          None         None
  (as a percentage of amount
  redeemed)

  Exchange Fee                                            None         None

Maximum Account Fee                                       None         None

--------------------------------------------------------------------------------
 ANNUAL PORTFOLIO OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM                       MULTI CAP    MULTI CAP
 PORTFOLIO ASSETS)                                       CLASS Y      CLASS A
--------------------------------------------------------------------------------
   Management fees                                        0.75%        0.75%
   Distribution (12b-1) Fees(3)                           None         0.35%
   Other Expenses                                         0.37%        0.58%
                                                          ----         ----

   Total Annual Portfolio
   Operating Expenses
   Before Expense Reimbursement                           1.12%        1.68%

   Expense Reimbursement                                    --         (0.16)%
                                                          ----         ----
   Net Expense(4)                                         1.12%        1.52%
--------------------------------------------------------------------------------


(1) The front-end sales charge on Class A shares decreases with the size of the purchases to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase.

(3) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4) The Board of Trustees, including a majority of the Independent Trustees, approved the net expense ratios for the Portfolio, which are contractually required by agreement with the Board of Trustees, including a majority of the Independent Trustees. The net expense ratios for the Class Y and A shares of the Portfolio are 1.20% and 1.55%, respectively. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees.

      The example below shows what a shareholder could pay in expenses over time and is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It uses the same hypothetical conditions other mutual funds use in their prospectuses: $10,000 initial investment for the time periods indicated, 5% annual total return, expenses (with fee waiver) remain unchanged. The figures shown would be the same whether you sold your shares at the end of a period or kept them. The Portfolio's actual return and expenses will be different.


--------------------------------------------------------------------------------
                             1 YEAR       3 YEARS      5 YEARS       10 YEARS
--------------------------------------------------------------------------------

   MULTI CAP
   (CLASS Y)                $114          $ 356        $ 617          $1,363
--------------------------------------------------------------------------------

   MULTI CAP
   (CLASS A)                $721         $1,028       $1,356          $2,283
--------------------------------------------------------------------------------

RISK ELEMENTS

      In seeking to achieve its investment objective, each Portfolio will rely on different strategies to seek rewards and returns. The objective and primary strategy of the Micro Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in microcapitalization companies. The objective and primary strategy of the Small Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small capitalization companies. The objective and primary strategy of the Mid Cap Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in midcapitalization companies. The objective of the Real Estate Securities Portfolio is to provide a balance of income and appreciation (with reasonable risk to principal) by investing primarily in equity securities of companies which are principally engaged in the real estate industry. The objective and primary strategy of the Multi Cap Portfolio is to provide maximum capital growth by investing primarily in equity securities.

      This table identifies the main elements that make up the Portfolios' overall risk and reward characteristics described under the Risk Considerations section for each Portfolio presented in this prospectus. It also outlines the Portfolios' policies toward various securities, including those that are designed to help each Portfolio manage risk. The following policies are not fundamental and the Trustees may change such policies without shareholder approval.


--------------------------------------------------------------------------------
STRATEGIES TO SEEK REWARD       POTENTIAL REWARDS        POTENTIAL RISKS
--------------------------------------------------------------------------------
MARKET CONDITIONS

o Under normal              o Stocks and bonds have    o A portfolio's share
  circumstances each          generally outperformed     price and performance
  portfolio plans to          more stable investments    will fluctuate in
  remain fully invested.      (such as short-term        response to stock and
                              bonds and cash             bond market movements.
o A portfolio (other than     equivalents) over the
  the Real Estate             long term.
  Securities Portfolio)
  seeks to limit risk
  through diversification
  in a large number of
  stocks.

--------------------------------------------------------------------------------
MANAGEMENT CHOICES

o JMIC focuses on           o A portfolio could        o A portfolio could
  bottom-up research,         outperform its             underperform its
  fundamental security        benchmark due to its       benchmark due to these
  analysis and valuation      asset allocation and       same choices and due to
  methods to enhance          securities choices.        expenses.
  returns.

--------------------------------------------------------------------------------
STRATEGIES TO SEEK REWARD   POTENTIAL REWARDS          POTENTIAL RISKS
--------------------------------------------------------------------------------
SHORT-TERM TRADING

o Each portfolio's          o A portfolio could        o Increasing trading
  turnover rate generally     realize gains in a         would raise the
  will not exceed 150%        short period of time.      portfolios' brokerage
  (except for the Real                                   and related costs.
  Estate Securities         o A portfolio could
  Portfolio's turnover        protect against losses   o Increased short-term
  rate which generally        if a stock is              capital gains
  will not exceed 200%).      overvalued and its         distributions would
                              value later falls.         raise shareholders'
o Each portfolio                                         income tax liability.
  generally avoids
  short-term trading,
  except to take
  advantage of attractive
  or unexpected
  opportunities or to
  meet demands generated
  by shareholder
  activity.

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITS)

o JMIC invests in           o Favorable market         o The value of a REIT is
  companies that provide      conditions could           affected by changes in
  geographic                  generate gains or          the value of the
  diversification to          reduce losses.             properties owned by the
  limit risk.                                            REIT or securing
                            o These investments may      mortgage loans held by
                              offer more attractive      the REIT.
                              yields or potential
                              growth than other        o A portfolio could lose
                              securities.                money because of a
                                                         decline in the value of
                                                         real estate, risks
                                                         related to general and
                                                         local economic
                                                         conditions,
                                                         overbuilding and
                                                         increased competition.

                                                       o Portfolio is
                                                         non-diversified.

--------------------------------------------------------------------------------
SMALL CAP AND MICRO CAP STOCKS

o JMIC focuses on           o Securities of companies  o The Small Cap and Micro
  companies with              with small and micro       Cap Portfolios could
  potential for strong        capitalizations may        lose money because of
  growth in revenue,          have greater potential     the potentially higher
  earnings and cash flow;     than large cap             risks of small
  strong management;          companies to deliver       companies and price
  leading products or         above-average growth       volatility than
  services; and potential     rates that may not have    investments in general
  for improvement.            yet been recognized by     equity markets.
                              investors.

o 20% of the Small Cap                                 o The Micro Cap Portfolio
  and the Micro Cap                                      may be unable to sell
  Portfolios may be                                      some of its securities
  invested in securities                                 and may be forced to
  of larger                                              hold them if the
  capitalization                                         securities are thinly
  companies.                                             traded.

--------------------------------------------------------------------------------

      The  following  table  indicates  the  maximum   percentage  under  normal
conditions, each Portfolio may make:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             REAL ESTATE
                                           MICRO CAP        SMALL CAP          MID CAP        SECURITIES       MULTI CAP
------------------------------------------------------------------------------------------------------------------------------------
ADR's, EDR's and GDR's..............          5%               5%                5%               5%              5%
Bank obligations....................          10%              10%               10%              10%             10%
Foreign securities..................          5%               5%                5%               5%              5%
Futures contracts...................     5%(a) 20%(b)     5%(a) 20%(b)      5%(a) 20%(b)     5%(a) 20%(b)    5%(a) 20%(b)
Illiquid securities.................          15%              15%               15%              15%             15%
Investment companies................          10%              10%               10%              10%             10%
Lending of securities...............        33 1/3%          33 1/3%           33 1/3%          33 1/3%         33 1/3%
Options transactions................     5%(a) 20%(b)     5%(a) 20%(b)      5%(a) 20%(b)     5%(a) 20%(b)    5%(a) 20%(b)
Reverse repurchase agreements.......        33 1/3%          33 1/3%           33 1/3%          33 1/3%         33 1/3%
U.S. Government obligations.........         100%             100%              100%             100%            100%
Warrants............................          5%               5%                5%               5%              5%
When-issued securities..............        33 1/3%          33 1/3%           33 1/3%          33 1/3%         33 1/3%

TEMPORARY INVESTMENTS(c)
Cash................................         100%             100%              100%             100%            100%
Short-term obligations..............         100%             100%              100%             100%            100%

INVESTMENT RESTRICTIONS
Securities of any one issuer(d).....          5%               5%                5%               5%              5%
Outstanding voting securities
  of any one issuer(d)..............          10%              10%               10%              10%             10%
Securities of issuers in any
  one industry(e)...................          25%              25%               25%              25%             25%
------------------------------------------------------------------------------------------------------------------------------------


Percentages are of total assets (except for illiquid securities which are shown as a percentage of net assets).


(a) Portfolio may not purchase futures contracts or options where premiums and margin deposits exceed 5% of total assets.

(b) Portfolio may not enter into futures contracts or options where its obligations would exceed 20% of total assets.


(c) The Portfolios will invest up to 100% of their assets in temporary investments only when market conditions so require. Temporary investments are expected to be 5% to 10% of each Portfolio under normal conditions.

(d) The Portfolios may not invest more than 5% of its assets in the securities of any one issuer and may not purchase more than 10% of any class of the outstanding voting securities of any one issuer. The 5% and 10% limitations apply to 50% of the Real Estate Securities Portfolio's assets since it is a non-diversified fund. For the Micro Cap, Small Cap, Mid Cap and Multi Cap Portfolios, the 5% and 10% limitations apply to 75% of the applicable Portfolio's assets.

(e) The Real Estate Securities Portfolio may invest more than 25% of its assets in real estate securities.

INFORMATION ABOUT THE ADVISER


      The Company was created in December 1996 in response to demand to provide a means of investing with JMIC, a limited partnership, 5949 Sherry Lane, Suite 1600, Dallas, Texas, 75225, at a lower minimum account size. JMIC began managing large accounts for pension plans, endowments, foundations and municipalities in 1983. The senior management has worked together for approximately 20 years. As of December 31, 2001, JMIC had approximately $5.4 billion of assets under management.


      In 1999 JMIC became a majority owned (80%) indirect subsidiary of American International Group, Inc.

      JMIC's mission is to capture excess returns while managing risk. JMIC seeks to accomplish this objective by:

      o  investing in smaller companies

      o  investing in rapidly growing companies

      o investing in companies with highly predictable revenue and profit streams

      o investing in companies positioned to accelerate profit growth above general expectations

      o  constructing  diversified portfolios to moderate risk

      JMIC has employed a bottom-up process in researching companies. JMIC visits virtually every company prior to investing. Bottom-up research often includes interviews with senior management, as well as the companies' competitors and suppliers. The list of potential investments is further filtered by the use of traditional fundamental security analysis and valuation methods.


      JMIC manages each Portfolio using a team approach. By using a team approach, the Company avoids the risk of changes in portfolio management style that may be encountered when a lead manager approach is utilized. The team approach creates portfolio management stability, which provides confidence that the process is repeatable, and has been used for the last twenty-six years. JMIC has had minimal (one) professional turnover during the last 18 years of management.

      In managing its clients' assets, JMIC will distribute shares of initial public offerings ("IPOs") to eligible accounts. JMIC will consider the appropriateness of each IPO for each eligible account when allocating shares of an IPO, including whether the limited availability of an IPO results in the inability of a specific IPO acquisition to fulfill the investment strategy or position requirements for otherwise eligible accounts. To the extent that certain mutual funds managed by JMIC have investment strategies or position requirements distinguishable from the accounts managed by JMIC, which results in fulfillment of investment strategies without regards to position limits in certain case, JMIC may consider the mutual funds for allocation of certain IPOs. In other words, if the IPO investment is not appropriate for JMIC's other accounts, including mutual fund accounts, because of the accounts' investment strategy, capitalization ranges or position requirements, the Advisor may allocate up to 100% of the IPO investment to the Company. Effective January 1, 1997, IPOs conforming to this description were allocated to the Company.
However, if the dollar value of the security is sufficient to allocate to a broad number of accounts for each particular style, such allocation will be done in this manner.

      For the fiscal year ended November 30, 2001, JMIC received a fee, calculated daily and payable monthly, at the following annual rates (as a percentage of each Portfolio's average daily net assets): 1.20% for the Micro Cap Portfolio, 0.90% for the Small Cap Portfolio, 0.76% for the Mid Cap Portfolio, 0.76% for the Multi Cap Portfolio and 0.90% for the Real Estate Securities Portfolio. During the period December 1, 2000 through December 31,
2000, the investment advisory fees paid to JMIC on behalf of the Mid Cap and Multi Cap Portfolios was 0.90% of average daily net assets of the Mid Cap and Multi Cap Portfolios, respectively. Effective January 1, 2001, the investment advisory fees for each of the Mid Cap and Multi Cap Portfolios decreased to 0.75% of average daily net assets.

      ADVISER'S HISTORICAL PERFORMANCE

      Set forth below are performance data provided by the Adviser pertaining to the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Small Cap Portfolio, the Mid Cap Portfolio and the Real Estate Securities Portfolio. The investment returns of the Small Cap, Mid Cap and Real Estate Securities Portfolios may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Small Cap, Mid Cap and Real Estate Securities Portfolios. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for the separately managed accounts. The Adviser's separately managed account performance results set forth below under "Institutional Equity Results" are not intended to predict or suggest the return of the Small Cap Portfolio, the Mid Cap Portfolio or the Real Estate Securities Portfolio, but rather to provide the shareholder with information about the historical investment performance of the Portfolios' Adviser. The Indexes used in the comparisons below are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth below.


------------------------------------------------------------------------------------------------------------------------------------
                                                            ADVISER'S
                                                          INSTITUTIONAL                        ADVISER'S
                        ADVISER'S      SMALL                MID CAP                          INSTITUTIONAL  REAL ESTATE
                      INSTITUTIONAL     CAP                 COMPOSITE   MID CAP    S & P      REAL ESTATE    SECURITIES   NAREIT
                        SMALL CAP    PORTFOLIO   RUSSELL     EQUITY    PORTFOLIO   MIDCAP      COMPOSITE      PORTFOLIO   EQUITY
                     EQUITY ACCOUNTS (CLASS Y)  2000 INDEX  ACCOUNTS   (CLASS Y) 400 INDEX  EQUITY ACCOUNTS   (CLASS Y)   INDEX
                         (AFTER       (AFTER     (BEFORE     (AFTER     (AFTER     (BEFORE      (AFTER         (AFTER     (BEFORE
                        EXPENSES)    EXPENSES)  EXPENSES)   EXPENSES)  EXPENSES)  EXPENSES)    EXPENSES)       EXPENSES)  EXPENSES)
------------------------------------------------------------------------------------------------------------------------------------
   CALENDAR YEARS:
   1987                   25.6%          --      -8.8%         --         --         --            --              --         --
   1988                   24.5%          --      24.9%         --         --         --            --              --         --
   1989                   31.9%          --      16.2%       32.5%        --       35.6%           --              --         --
   1990                   -4.0%          --     -19.5%       -3.5%        --       -5.1%           --              --         --
   1991                   68.9%          --      46.1%       67.1%        --       50.1%           --              --         --
   1992                    8.7%          --      18.4%        6.5%        --       11.9%           --              --         --
   1993                   15.3%          --      18.9%       16.5%        --       14.0%           --              --         --
   1994                   -0.1%          --      -1.8%       -4.9%        --       -3.6%         14.6%             --        3.2%
   1995                   30.1%          --      28.4%       31.2%        --       30.9%         20.5%             --       15.3%
   1996                   32.9%          --      16.5%       23.3%        --       19.2%         42.1%             --       35.3%
   1997                   23.4%       54.5%      22.4%       30.1%        --       32.3%         26.5%          29.2%       20.3%
   1998                   10.4%       13.6%      -2.5%       15.3%        --       19.1%        -15.6%         -17.4%      -17.5%
   1999                   12.6%       37.0%      21.3%       25.8%        --       14.7%         -4.3%          -4.6%       -4.6%
   2000                    3.9%        5.2%      -3.0%       23.5%      30.5%      17.5%         26.4%          25.9%       26.4%
   2001                   -9.2%       -9.0%       2.5%       -7.0%      -8.7%      -0.6%         10.9%          10.3%       13.9%
   AVERAGE ANNUAL
   TOTAL RETURNS
   AS OF 12/31/01:
   Cumulative            947.7%      130.2%     363.0%      783.9%      19.2%     682.0%        181.1%          41.4%      119.2%
   Annualized             16.9%       18.2%      10.8%       18.3%       9.2%      17.1%         13.8%           7.2%       10.3%
   3 Year                  2.0%        9.5%       6.4%       13.1%        --       10.2%         10.3%           9.8%       11.1%
   5 Year                  7.6%       18.2%       7.5%       16.7%        --       16.1%          7.1%           7.2%        6.4%
   10 year                12.0%         --       11.5%       15.3%        --       15.0%           --             --          --
   Seven-Year Mean        14.9%         --       12.2%       20.3%        --       19.0%         15.2%            --        12.7%
   Fifteen-Year Mean      12.8%         --       12.1%         --         --         --            --             --          --
   Value of $1 invested
   During 15 years
   (1/1/87 - 12/31/01)    $10.48        --       $4.63         --         --         --            --             --          --

(1) The Adviser's Institutional Equity Accounts represent the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not identical) objectives, policies and strategies as those of the Small Cap Portfolio, Mid Cap Portfolio and Real Estate Securities Portfolio. The separately managed accounts are subject to different expenses and governmental regulations than the Portfolios.


(2) The annualized return of the Adviser's Institutional Equity Accounts is calculated from monthly data, allowing for compounding. The formula used is in accordance with the methods set forth by the Association for Investment Management Research ("AIMR"), The Bank Administration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.


(3) The cumulative return means that $1 invested in the Small Cap Equity composite account on January 1, 1987 had grown to $10.48 by December 31, 2001, that $1 invested in the Mid Cap Equity composite account on January 1, 1989 had grown to $8.84 by December 31, 2001 and that $1 invested in the Real Estate Equity composite account on January 1, 1994 had grown to $2.81 by December 31, 2001.

(4) The fifteen-year arithmetic mean is the arithmetic average of the Small Cap Equity composite accounts' annual returns listed, and the seven-year mean is the arithmetic average of the Real Estate Equity composite accounts' annual returns for the years listed.


(5) The Russell 2000, S&P MidCap 400 and the NAREIT Equity Indexes are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above. The Russell 2000 is composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies. The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range of the U.S. stock market. The NAREIT Equity Index is a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. The comparative indices are not adjusted to reflect expenses or other fees reflected in the performance of a mutual fund as required by the Securities and Exchange Commission.


(6) The Adviser's average annual management fee over the fifteen-year period (1987-2001) for the Small Cap Equity composite accounts was 1% or 100 basis points. On January 1, 1987, the Adviser began managing the separate accounts using objectives, policies and strategies substantially similar to those of the Small Cap Portfolio. During the period, fees on the Adviser's individual accounts ranged from 1% to 1.5% (100 basis points to 150 basis points). The Adviser's average annual management fee over the thirteen-year period (1989-2001) for the Mid Cap Equity composite accounts was 1% or 100 basis points. During the period, fees on the Adviser's individual accounts ranged from .8% to 1.5% (80 basis points to 150 basis points). The Adviser's average annual management fee over the seven-year period (1995-2001) for the Real Estate Equity composite accounts was .85% or 85 basis points. During the period, fees on the Adviser's individual accounts ranged from .80% to 1% (80 basis points to 100 basis points). Net returns to investors vary depending on the management fee.


(7) Small Cap Equity composite accounts ("Composite") performance data is AIMR compliant from 1/1/93 forward. Prior to that time, the only difference in the calculation is that all portfolios were equally weighted without regard to dollar value in determining Composite performance. The Composite includes every account managed in JMIC's small capitalization style, consistent with AIMR guidelines. This equal weighting method follows the standards promulgated by the Investment Management Consultants' Association which predates standards established by AIMR. In 1990, the Composite results reflected portfolios ranging in number from 3 to 8 and in size from $3 million to $30 million, with a median size of $13 million. In 1991, the Composite reflected portfolios ranging in number from 8 to 18 and in size from $1 million to $46 million, with a median size of $15 million. In 1992, the Composite reflected portfolios ranging in number from 20 to 27 and in size from $4 million to $50 million, with a median size of $17 million. And, from 1987 through 1989, the Composite consisted of only one portfolio which for many years served as the model for all accounts managed in this style.

(8) The returns shown for the Small Cap, Mid Cap and Real Estate Securities Portfolios are for Class Y shares and not Class A shares. The Class A shares for the Small Cap and Real Estate Securities Portfolios commenced operations on September 8, 1999 and the Class A shares for the Mid Cap Portfolio commenced operations on March 31, 2000. The annual returns for Class A shares would be substantially similar to the annual returns of Class Y shares because Class A shares are invested in the same portfolio of securities. In reviewing this performance information, you should be aware that returns would differ to the extent Class Y shares do not have the same expenses and sales loads as Class A shares which are set forth on pages 10-11 and 16-17 of this prospectus.

INFORMATION FOR FIRST TIME
MUTUAL FUND INVESTORS

      The Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency does not federally insure mutual fund shares.

      Investments in mutual fund shares involve risks, including possible loss of principal.

VALUATION OF SHARES


      The net asset value of each Portfolio is determined by dividing the sum of the total market value of a Portfolio's investments and other assets, less any liabilities, by the total number of shares outstanding. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class' net assets by the shares outstanding of such class. Some Portfolios may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. In addition, bonds may trade on days when a Portfolio does not calculate its NAV. As a result, the market value of a Portfolio's investments may change on days when you cannot purchase or sell Portfolio shares. Net asset value per share for each Portfolio is determined as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for business.


      Each Portfolio uses the last quoted trading price as the market value for equity securities. For listed securities, each Portfolio uses the price quoted by the exchange on which the security is primarily traded. Unlisted securities and listed securities which have not been traded on the valuation date or for which market quotations are not readily available are valued at the average between the last price asked and the last price bid. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents based upon the latest available bid price of such currencies against U.S. dollars quoted by any major bank or by any broker.

      Bonds and other fixed income securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost when the Board of Trustees (the "Trustees") determines that amortized cost reflects fair value.

      The value of other assets and securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Trustees.

      Trading in foreign securities is generally completed before the end of regular trading on the NYSE and may occur on weekends and U.S. holidays and at other times when the NYSE is closed. As a result, there may be delays in reflecting changes in the market values of foreign securities in the calculation of the NAV for any Portfolio invested in foreign securities. You may not be able to redeem or purchase shares of an affected Portfolio during these times.

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS
AND TAXES

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      Each Portfolio (except for the Real Estate Securities Portfolio) will distribute annually to shareholders substantially all of its net investment income and any net realized long-term capital gains. Capital gains distributions, if any, of the Real Estate Securities Portfolio will be paid at least annually and income dividends, if any, of the Real Estate Securities Portfolio will be paid at least quarterly. A Portfolio's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Company is notified in writing that the shareholder elects to receive distributions in cash.

      If a  shareholder  has elected to receive  dividends  and/or  capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

FEDERAL TAXES


      Each Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gains. Distributions attributable to the net capital gain of a Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Portfolio distributions, including amounts attributable to dividends, interest and short-term capital gains of the Portfolio, will generally be taxable as ordinary income. You will be subject to income tax on Portfolio distributions regardless whether they are paid in cash or reinvested in additional shares.

      By law each Portfolio must withhold 30% in the years 2002 and 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and beyond, of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number. Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portfolios of each Portfolio's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

      Because the Small Cap, Mid Cap and Multi Cap Portfolios seek capital appreciation as opposed to current income, the Company anticipates that most of the distributions from these Portfolios will be taxed as capital gains. From time to time, however, distributions from the Micro Cap Portfolio (and possibly the Small Cap, Mid Cap and Multi Cap Portfolios) may be distributions from ordinary income in an amount that exceeds capital gains distributions, primarily as a result of portfolio turnover. Distributions from the Real Estate Securities Portfolio are likely to represent both capital appreciation and income, and thus are likely to constitute both capital gains and ordinary income.


      You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. This is known as "buying into a dividend." You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

      You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Portfolio, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

      The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA(or other tax-qualified plan) will not be currently taxable.

STATE AND LOCAL TAXES


      Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portion of each Portfolio's distributions, if any, that are attributable to interest on federal securities or interest on securities of a particular state or localities within the state. Shareholders should consult with their tax advisers regarding the tax status of distributions in their state and locality.


SHAREHOLDER ACCOUNT INFORMATION

SELECTING A SHARE CLASS

      The Micro Cap, Small Cap, Mid Cap, Multi Cap and Real Estate Securities Portfolios offer two classes of shares, Class Y and Class A shares, through this prospectus.

      Each class of shares has its own cost structure, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

--------------------------------------------------------------------------------
            CLASS Y                                     CLASS A
--------------------------------------------------------------------------------

o Initial investment of at least         o Front-end sales charges, as described
  $1,000,000 (except for Micro Cap         below. There are several ways to
  Portfolio, which has an initial          reduce these charges, also described
  investment of $50,000). Subsequent       below.
  minimum investments must be at least
  $1,000. Shares may be purchased and    o Distribution fee.
  subsequent investments may be made
  without being subject to the minimum   o Ongoing account maintenance and
  or subsequent investment limitations     service fee.
  at the discretion of the officers of
  the Company.

o No front-end sales charge.

o Lower annual expenses than Class A.

CALCULATION OF SALES CHARGES FOR CLASS A SHARES
   SALES CHARGES ARE AS FOLLOWS:

--------------------------------------------------------------------------------
                                         SALES CHARGE      CONCESSION TO DEALERS
                                       % OF     % OF NET           % OF
                                     OFFERING    AMOUNT          OFFERING
                                      PRICE     INVESTED           PRICE
--------------------------------------------------------------------------------
Your Investment
  Less than $50,000                   5.75%       6.10%             5.00%
$50,000 but less than $100,000        4.75%       4.99%             4.00%
$100,000 but less than $250,000       3.75%       3.90%             3.00%
$250,000 but less than $500,000       3.00%       3.09%             2.25%
$500,000 but less than $1,000,000     2.10%       2.15%             1.35%
$1,000,000 or more                    None        None              1.00%
--------------------------------------------------------------------------------

      Investments of $1 million or more: Class A shares are available with no front-end sales charge. However, a 1% CDSC is charged on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.


      FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.


SALES CHARGE REDUCTIONS AND WAIVERS FOR CLASS A SHARES

      Waivers for Certain Investors. Various individuals and institutions may purchase Class A shares without front-end sales charge including:

      o financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with the Company or SunAmerica Capital Services, Inc., the Distributor.

      o participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information.

      o Trustees of the Company and other individuals who are affiliated with the Company or any fund distributed by SunAmerica Capital Services and their families.

      o selling brokers and their employees and sales representatives and their families.

      Reducing your Class A sales charges. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of any Portfolio of the Company or any fund distributed by SunAmerica Capital Services to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege,"and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

      TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSCWAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.

      Reinstatement privilege. If you sell shares of a Portfolio within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Portfolio without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. All accounts involved must be registered in the same name(s).

   DISTRIBUTION AND SERVICE (12B-1) FEES FOR CLASS A SHARES

      Class A shares of the Micro Cap, Small Cap, Mid Cap, Multi Cap and Real Estate Securities Portfolios have their own 12b-1 plan that permits them to pay for distribution, account maintenance and service fees (payable to the Distributor) based on a percentage of average daily net assets, as follows:


                                                             Account
                                                            Maintenance
                                                                and
            Class            Distribution Fee               Service Fee
            -----            ----------------              ------------
              A                    0.10%                       0.25%


      Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

   OPENING AN ACCOUNT

      1.    Read this prospectus carefully.

      2. Determine how much you want to invest. The minimum initial investment for Class A shares of each Portfolio is as follows:

            o  non-retirement account: $500

            o  retirement account: $250

            o dollar cost averaging: $500 to open; yoo must invest at least $25 a month.

      The minimum subsequent investment for Class A shares of each Portfolio is as follows:

            o  non-retirement account: $100

            o  retirement account: $25

      3. Complete the appropriate parts of the Account Application, carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-426-9157.

      4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

      5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sales through your broker or financial advisor.

PURCHASE OF SHARES

      Shares of the Portfolios may be purchased, at the net asset value per share with respect to Class Y shares or at the offering price per share with respect to Class A shares, next determined after an order, including payment in the manner described herein, is received by the Company (see "Valuation of Shares"). The Company reserves the right to reject your purchase order and to suspend the offering of shares of the Company. All purchases must be in U.S. dollars. Cash will not be accepted. There is a $25.00 fee for all checks returned due to insufficient funds.

      Class Y shares may be purchased and subsequent investments may be made by principals, officers, associates and employees of the Company and its affiliates, their families and their business or personal associates, and individuals who are shareholders of any Portfolio of the Company, either directly or through their individual retirement accounts, and by any JMIC pension or profit-sharing plan, without being subject to the minimum or subsequent investment limitations for Class Y shares.

--------------------------------------------------------------------------------
PURCHASING SHARES:       OPENING AN ACCOUNT:          ADDING TO AN ACCOUNT:
--------------------------------------------------------------------------------

By check            o Make out a check for the     o Make out a check for the
                      investment amount, payable     investment amount, payable
[GRAPHIC OMITTED]     to "Brazos Mutual Funds."      to "Brazos Mutual Funds."

                    o Mail the check and your      o Fill out the detachable
                      completed Account              investment slip from an
                      Application (and               account statement. If no
                      Supplemental Account           slip is available, include
                      Application, if applicable)    a note specifying the
                      to the address indicated in    Portfolio name, your share
                      "--Mailing Addresses"          class, the Fund number,
                      below.                         your account number, and
                                                     the name(s) in which the
                                                     account is registered.

--------------------------------------------------------------------------------
By wire             o Mail your completed Account  o Instruct your bank to wire
                      Registration Form to the       the amount of your
                      address indicated in           investment to:
                      "Mailing Addresses" below.
[GRAPHIC OMITTED]                                    State Street Bank and Trust
                    o Obtain your account number       Company
                      by referring to your           Boston, MA
                      statement or by calling        ABA       #0110-00028
                      1-800-426-9157.                DDA       #99029712
                                                     Attn:     Name of Portfolio
                    o Instruct your bank to wire     FBO:      Shareholder Name/
                      the amount of your                       Account Number
                      investment to:
                                                   o Specify the Portfolio name,
                      State Street Bank and Trust    your share class, the Fund
                        Company                      number, the new account
                      Boston, MA                     number, and the names in
                      ABA       #0110-00028          which the account is
                      DDA       #99029712            registered. Your bank may
                      Attn:     Name of Portfolio    charge a fee to wire funds.
                      FBO:      Shareholder Name/
                                Account Number

                    o Specify the Portfolio name,
                      your choice of share class,
                      the Fund number, the new
                      account number, and the
                      names in which the account
                      is registered. Your bank
                      may charge a fee to wire
                      funds.
--------------------------------------------------------------------------------

MAILING ADDRESSES

o For initial investments and              o For subsequent investments:
  overnight or express mail:
                                             NON-RETIREMENT ACCOUNTS:
    Brazos Mutual Funds                        Brazos Mutual Funds
    Mutual Fund Operations, 3rd Floor          c/o NFDS
    The SunAmerica Center                      P.O. Box 219373
    733 Third Avenue                           Kansas City, MO  64121-9373
    New York, NY 10017-3204
                                             RETIREMENT ACCOUNTS:
                                               Mutual Fund Operations, 3rd Floor
                                               The SunAmerica Center
                                               733 Third Avenue
                                               New York, NY  10017-3204

--------------------------------------------------------------------------------

   By exchange   o Call 1-800-426-9157     o Review the current prospectus for
                   to request an             the portfolio or the fund into
                   exchange.                 which you are exchanging.

                                           o Call 1-800-426-9157 to request an
                                             exchange.


OTHER COMPANIES THROUGH WHICH YOU CAN PURCHASE BRAZOS MUTUAL FUNDS

--------------------------------------------------------------------------------
FIDELITY INVESTMENTS, INC.   CHARLES SCHWAB AND CO.        TD WATERHOUSE
--------------------------------------------------------------------------------

 National Financial          101 Montgomery Street    TD Waterhouse
 Services/Fidelity           San Francisco, CA 94104  100 Wall Street, 2nd Floor
 Fidelity Investments        1-800-435-8000           New York, NY 10005
 P.O. Box 770001                                      1-800-233-3411
 Cincinnati, OH  45277-0003


AUTOMATIC INVESTMENT PLAN

      Shareholders may also purchase additional Portfolio shares through an Automatic Investment Plan. Under the Plan, SunAmerica Fund Services, Inc., at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 4 p.m., Eastern time, on the date of the month designated by the shareholder. For an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus, or call 1-800-426-9157. This service may not be provided for Service Agent clients who are provided similar services by those organizations.

OTHER PURCHASE INFORMATION

      Investments received by 4 p.m. ET (the close of the NYSE) will be invested at the price calculated after the NYSE closes that day. Orders received after 4 p.m. ET will receive the price calculated on the next business day.

      Shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Company on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Company from the Company assets attributable to the Service Agent, and which would not be imposed if shares of the Portfolios were purchased directly from the Company or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to shareholders dealing directly with the Company. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Company.

      Service Agents, or if applicable, their designees, that have entered into agreements with the Company or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Company's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Company in proper form will be priced at each Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

DISTRIBUTOR

      SunAmerica Capital Services Inc. ("SACS"), The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, serves as Distributor for shares of the Portfolios. SACS will receive no compensation for distribution of Class Y shares of the Portfolios, except for reimbursement by the Adviser of out-of-pocket expenses. For Class A shares, the Distributor receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under the 12b-1 plans for the Class A shares of the Portfolios. The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of Class A shares of a Portfolio. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of a Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolio's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

EXCHANGE PRIVILEGE

      Shares of each Portfolio may be exchanged for the same class of shares of any other Portfolio included in the Brazos Mutual Funds or any fund distributed by the Distributor. Exchange requests should be made by writing to Brazos Mutual Funds, c/o SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204 or calling 1-800-426-9157.

      Any exchange will be based on the net asset value of the shares involved (subject to any CDSC that may apply). There is no charge of any kind for an exchange. Before making an exchange into a Portfolio, a shareholder should read the Prospectus of the Portfolio or the fund into which you would like to exchange (contact SunAmerica Fund Services, Inc. at 1-800-426-9157 for additional copies of the Prospectus). All exchanges are subject to applicable minimum initial investment requirements. Exchanges can only be made with Portfolios or funds distributed by the Distributor that are qualified for sale in a shareholder's state of residence. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged have not been issued to the shareholder and if the registration of the two accounts will be identical. Requests for exchanges with other Portfolios or funds distributed by the Distributor received prior to 4 p.m. (ET) will be processed as of the close of business on the same day. Requests received after that time will be processed on the next business day. The Board of Trustees may limit frequency and amount of exchanges permitted. For additional information regarding telephoned instructions, see "REDEMPTION OF SHARES BY TELEPHONE" below. An exchange into the same share class of another Portfolio of the Company or any fund distributed by the Distributor is a sale of shares and may result in capital gain or loss for income tax purposes. The Company may modify or terminate the exchange privilege at any time.

      To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Company, are using market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order.

      CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-426-9157 for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

      MULTI-PARTY CHECKS. The Company may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Company by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Company is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from fraudulent endorsement.

REDEMPTION OF SHARES

      Any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by your Portfolio(s).


      Shares of any Portfolio may be redeemed by mail (subject to a fee of $15.00 for overnight courier) or telephone, at any time, at the net asset value as next determined after receipt of the redemption request. A $12.00 fee will be charged to shareholders for wire redemptions for Class Y shares and a $15.00 fee will be charged to shareholders for wire redemptions for Class A shares.

--------------------------------------------------------------------------------
REDEEMING SHARES:      DESIGNED FOR:         TO SELL SOME OR ALL OF YOUR SHARES:
--------------------------------------------------------------------------------

By letter         o Accounts of any type.       o Write a letter of
                                                  instruction indicating the
[GRAPHIC OMITTED] o Sales of $100,000 or more,    Portfolio name, the fund
                    but less than $5,000,000,     number, your share class,
                    for Class Y shares should     your account number, the
                    be in writing.                names in which the account
                                                  is registered, and the
                  o Sales of $5,000,000 or more   dollar value or number of
                    for Class Y shares and sales shares you wish to sell. of $100,000 or more for
                    Class A shares must be in   o Include all signatures and
                    writing with a signature      any additional documents
                    guarantee.                    that may be required (see
                                                  next page).

                                                o Mail the materials to:

                                                   Brazos Mutual Funds
                                                   Mutual Fund Operations,
                                                     3rd Floor
                                                   The SunAmerica Center
                                                   733 Third Avenue
                                                   New York, New York 10017-3204

                                                o A check will normally be
                                                  mailed on the next business
                                                  day to the name(s) and
                                                  address in which the
                                                  account is registered, or
                                                  otherwise according to your
                                                  letter of instruction.

--------------------------------------------------------------------------------
By telephone      o Most accounts.              o For automated service 24
                                                  hours a day using your
[GRAPHIC OMITTED] o Sales of $100,000 or more,    touch-tone phone, dial
                    but less than $5,000,000,     1-800-654-4760.
                    for Class Y shares should
                    be in writing.              o To place an order or to
                                                  speak to a representative
                  o Sales of $5,000,000 or more   from Brazos Mutual Funds,
                    for Class Y shares and sales  call 1-800-426-9157 between
                    of $100,000 or more for       8:30 a.m. and 7:00 p.m.
                    Class A shares must be in     (Eastern time) on most
                    writing with a signature      business days.
                    guarantee.

--------------------------------------------------------------------------------
By wire           o Accounts of any type.       o Fill out the "Telephone
                                                  Options" section of your
[GRAPHIC OMITTED] o Sales of $100,000 or more,    new account application.
                    but less than $5,000,000,
                    for Class Y shares should   o Amounts of $1,000 or more
                    be in writing.                will be wired on the next
                                                  business day. A $12 fee
                  o Sales of $5,000,000 or more   will be deducted from your
                    for Class Y shares and        account for Class Y shares
                    sales of $100,000 or more     and a $15 fee will be
                    for Class A shares must be    deducted from your account
                    in writing with a signature   for Class A shares.
                    guarantee.

--------------------------------------------------------------------------------
By exchange       o Accounts of any type.         o Review the current
                                                    prospectus for the
[GRAPHIC OMITTED] o Sales of any amount.            portfolio or the fund into
                                                    which you are exchanging.

                                                  o Call 1-800-426-9157 to
                                                    request an exchange.
--------------------------------------------------------------------------------

SIGNATURE GUARANTEES

      Signature guarantees are required for the following redemptions:

      o redemptions where the proceeds are to be sent to someone other than the registered shareholder(s);

      o redemptions where the proceeds are to be sent to someplace other than the registered address;

      o  share transfer requests; or

      o redemption requests that are $5,000,000 or more for Class Y shares and $100,000 or more for Class A shares.

      The purpose of signature guarantees is to verify the identity of the party who has authorized a redemption.

OTHER REDEMPTION INFORMATION

      Normally, each Portfolio will make a payment for all shares redeemed under proper procedures within one business day of and no more than seven business days after receipt of the request. The Company may suspend the right of redemption or postpone the date, as permitted by the SEC, including under emergency circumstances and at times when the NYSE is closed.

      If the Trustees determine that it would be detrimental to the best interests of remaining shareholders of the Portfolios to make payment wholly or partly in cash, the Portfolios may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities so received in payment of redemptions.

RETIREMENT PLANS

      Shares of the Portfolios are available for use in certain types of tax-deferred retirement plans such as:

      o  IRAs (including Roth IRAs),

      o  employer-sponsored defined contribution plans (including 401(k) plans),

      o  defined benefit plans, and

      o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.

      Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. Application forms and brochures describing investments in the Portfolios for retirement plans can be obtained by calling the Brazos Mutual Funds at 1-800-426-9157.

FINANCIAL HIGHLIGHTS

      The following tables show selected financial information for Class Y and Class A shares outstanding of each of the Portfolios throughout the periods indicated. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class Y and/or Class A shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.

------------------------------------------------------------------------------------------------------------------------------------
MICRO CAP PORTFOLIO
                                                                                                                  RATIO OF
                                      NET                                                                            NET
                                      GAIN                                                                         INVEST-
                     NET               ON             DIVI-                                               RATIO     MENT
                    ASSET    NET    INVEST-   TOTAL   DENDS                                              OF EX-    INCOME
                    VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET               NET     PENSES    (LOSS)
                    BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET             ASSETS      TO        TO       PORT-
                     NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL     END OF    AVERAGE   AVERAGE    FOLIO
PERIOD                OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN    PERIOD      NET       NET      TURN-
ENDED               PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)      (000'S)  ASSETS(5)  ASSETS     OVER
------              ------  -----  --------   -----  ------- ------  ------  ------  ------    -------   ------    -------    ----
                                                               CLASS Y

12/31/97-
  11/30/98(3) .... $10.00  $(0.05)  $2.08     $2.03   $ --   $ --    $ --    $12.03  20.30%   $ 47,774   1.60%(4) (0.46)%(4)  121%
11/30/99 .........  12.03   (0.14)   7.91      7.77     --   (1.47)  (1.47)   18.33  65.67     121,914   1.54     (0.95)      150
11/30/00 .........  18.33   (0.18)   6.83      6.65     --   (5.51)  (5.51)   19.47  34.65     181,165   1.46     (0.77)      159
11/30/01 .........  19.47   (0.16)   0.62      0.46     --   (2.00)  (2.00)   17.93   1.86     259,632   1.42     (0.92)       71

                                                               CLASS A
5/01/01-
  11/30/01(3) .... $19.51  $(0.15)  (1.48)  $ (1.63)  $ --    $--     $--    $17.88  (8.35)%  $ 22,357   1.90%(4) (1.52)%(4)   71%

----------
(1)   Calculated based upon average shares outstanding
(2)   Total return is not annualized and does not reflect sales load
(3)   Commencement of sale of respective class of shares
(4)   Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                    11/30/98   11/30/99   11/30/00    11/30/01
                                    ------------------------------------------
     Micro Cap Portfolio Class Y    1.90%(4)     1.54%      1.46%        1.42%
     Micro Cap Portfolio Class A       --         --         --          2.48(4)



------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP PORTFOLIO
                                                                                                                  RATIO OF
                                      NET                                                                            NET
                                      GAIN                                                                         INVEST-
                     NET               ON             DIVI-                                               RATIO     MENT
                    ASSET    NET    INVEST-   TOTAL   DENDS                                              OF EX-    INCOME
                    VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET               NET     PENSES    (LOSS)
                    BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET             ASSETS      TO        TO       PORT-
                     NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL     END OF    AVERAGE   AVERAGE    FOLIO
PERIOD                OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN    PERIOD      NET       NET      TURN-
ENDED               PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)      (000'S)  ASSETS(5)  ASSETS     OVER
------              ------  -----  --------   -----  ------- ------  ------  ------  ------    -------   ------    -------    ----
                                                               CLASS Y
12/31/96-
  11/30/97(3) .... $10.00  $(0.03)  $4.69   $4.66    $ --   (1.17)  $(1.17)  $13.49  47.08%    $80,898   1.35%(4)  (0.68)%(4)  148%
11/30/98 .........  13.49   (0.11)   0.79    0.68      --   (0.10)   (0.10)   14.07   5.06     313,207   1.21      (0.71)      104
11/30/99 .........  14.07   (0.13)   4.60    4.47      --      --       --    18.54  31.77     627,978   1.08      (0.78)      105
11/30/00 .........  18.54   (0.09)   2.75    2.66      --   (1.94)   (1.94)   19.26  13.36     890,033   1.03      (0.40)      132
11/30/01 .........  19.26   (0.08)  (0.97)  (1.05)     --   (0.62)   (0.62)   17.59  (5.97)    852,689   1.05      (0.44)       75

                                                               CLASS A
9/8/99-
  11/30/99(3) .... $16.90  $(0.05)  $1.65   $1.60    $ --   $  --    $  --   $18.50   9.47%       $394   1.65%(4)  (1.46)%(4)  105%
11/30/00 .........  18.50   (0.23)   2.76    2.53      --   (1.94)   (1.94)   19.09  12.68       2,706   1.65      (1.01)      132
11/30/01 .........  19.09   (0.20)  (0.94)  (1.14)     --   (0.62)   (0.62)   17.33  (6.51)     50,417   1.61      (1.05)       75

----------------
(1)   Calculated based upon average shares outstanding
(2)   Total return is not annualized and does not reflect sales load
(3)   Commencement of sale of respective class of shares
(4)   Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                           11/30/97    11/30/98   11/30/99   11/30/00   11/30/01
                           --------    --------   --------   --------   --------
Small Cap Portfolio
  Class Y                     1.80%(4)    1.21%      1.08%      1.03%      1.05%
Small Cap Portfolio
  Class A                       --          --       1.79(4)    2.80       1.71

------------------------------------------------------------------------------------------------------------------------------------
MID CAP PORTFOLIO
                                                                                                                  RATIO OF
                                      NET                                                                            NET
                                      GAIN                                                                         INVEST-
                     NET           (LOSS) ON          DIVI-                                               RATIO     MENT
                    ASSET    NET    INVEST-   TOTAL   DENDS                                              OF EX-    INCOME
                    VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET               NET     PENSES    (LOSS)
                    BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET             ASSETS      TO        TO       PORT-
                     NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL     END OF    AVERAGE   AVERAGE    FOLIO
PERIOD                OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN    PERIOD      NET       NET      TURN-
ENDED               PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)      (000'S)  ASSETS(5)   ASSETS     OVER
------              ------  -----  --------   -----  ------- ------  ------  ------  ------    -------   ------    -------    ----
                                                               CLASS Y
12/31/99-
  11/30/00(3) .... $10.00  $(0.08)  $2.02   $ 1.94   $ --   $(0.48)  $(0.48)  $11.46   18.93%  $65,055   1.32%(4)  (0.65)%(4)  137%
11/30/01 .........  11.46   (0.07)  (0.41)   (0.48)    --    (0.25)   (0.25)   10.73  (4.52)    61,317   1.18      (0.66)      113

                                                               CLASS A
3/31/00-
  11/30/00(3) .... $12.00  $(0.11)   $0.02  $(0.09)  $ --   $(0.48)  $(0.48)  $11.43  (1.15)%  $  108    1.70%(4)  (1.15)%(4)  137%
11/30/01 .........  11.43   (0.13)   (0.38)  (0.51)    --    (0.25)   (0.25)   10.67  (4.80)    1,093    1.54      (1.07)      113

----------
(1)   Calculated based upon average shares outstanding
(2)   Total return is not annualized and does not reflect sales load
(3)   Commencement of sale of respective class of shares
(4)   Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                       11/30/00    11/30/01
                                                       --------    --------
      Mid Cap Portfolio Class Y                         1.35%(4)     1.21%
      Mid Cap Portfolio Class A                         27.75(4)     3.46



------------------------------------------------------------------------------------------------------------------------------------
MULTI CAP PORTFOLIO

                                                                                                                  RATIO OF
                                      NET                                                                            NET
                                      GAIN                                                                         INVEST-
                     NET               ON             DIVI-                                               RATIO     MENT
                    ASSET    NET    INVEST-   TOTAL   DENDS                                              OF EX-    INCOME
                    VALUE, INVEST-   MENTS     FROM   FROM   DISTRI-           NET               NET     PENSES    (LOSS)
                    BEGIN-  MENT     (BOTH   INVEST-   NET   BUTIONS  TOTAL  ASSET             ASSETS      TO        TO       PORT-
                     NING  INCOME   REALIZED   MENT  INVEST-  FROM    DIS-   VALUE,  TOTAL     END OF    AVERAGE   AVERAGE    FOLIO
PERIOD                OF   (LOSS)   AND UN-   OPERA-   MENT  CAPITAL TRIBU-  END OF  RETURN    PERIOD      NET       NET      TURN-
ENDED               PERIOD   (1)   REALIZED)  TIONS   INCOME  GAINS   TIONS  PERIOD   (2)      (000'S)  ASSETS(5)  ASSETS     OVER
------              ------  -----  --------   -----  ------- ------  ------  ------  ------    -------   ------    -------    ----
                                                               CLASS Y
12/31/98-
  11/30/99(3) .... $10.00  $(0.05)  $ 6.96  $ 6.91   $ --   $(2.13)  $(2.13)  $14.78  72.39%(4) $35,944  1.35%(4)  (0.42)%(4)  154%
11/30/00 .........  14.78   (0.13)    5.53    5.40     --    (3.22)   (3.22)   16.96  37.02      82,936  1.27      (0.71)      187
11/30/01 .........  16.96   (0.06)   (0.95)  (1.01)    --    (0.49)   (0.49)   15.46  (6.41)     61,991  1.12      (0.36)      122

                                                               CLASS A
3/31/00-
  11/30/00(3) .... $18.92  $(0.15)   $0.43  $ 0.28   $ --   $(2.30)  $(2.30)  $16.90   0.69%    $   108  1.70%(4)   (1.09)%(4) 187%
11/30/01 .........  16.90   (0.12)   (0.94)  (1.06)    --    (0.49)   (0.49)   15.35  (6.74)     32,571  1.52        (0.73)    122

----------
(1)   Calculated based upon average shares outstanding
(2)   Total return is not annualized and does not reflect sales load
(3)   Commencement of sale of respective class of shares
(4)   Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                    11/30/99    11/30/00   11/30/01
                                    --------    --------   --------
    Multi Cap Portfolio Class Y      1.65%(4)     1.27%      1.12%
    Multi Cap Portfolio Class A        --        26.55(4)    1.68

------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES PORTFOLIO

                                                                                                                   RATIO OF
                                      NET                                                                             NET
                                     GAIN                                                                           INVEST-
                     NET           (LOSS) ON          DIVI-                                                RATIO     MENT
                    ASSET           INVEST-   TOTAL   DENDS                                               OF EX-    INCOME
                    VALUE,   NET     MENTS     FROM   FROM    DISTRI-            NET               NET    PENSES    (LOSS)
                    BEGIN- INVEST-   (BOTH   INVEST-   NET    BUTIONS   TOTAL  ASSET             ASSETS     TO        TO       PORT-
                     NING   MENT    REALIZED   MENT  INVEST-   FROM     DIS-   VALUE,  TOTAL     END OF   AVERAGE   AVERAGE    FOLIO
PERIOD                OF   INCOME   AND UN-   OPERA-   MENT   CAPITAL  TRIBU-  END OF  RETURN    PERIOD     NET       NET      TURN-
ENDED               PERIOD   (1)   REALIZED)  TIONS   INCOME   GAINS    TIONS  PERIOD   (2)      (000'S)  ASSETS(5)  ASSETS    OVER
------              ------  -----  --------   -----  -------  ------   ------  ------  ------    -------  --------- --------    ----
                                                                           CLASS Y
12/31/96-
  11/30/97(3) .... $10.00  $0.35   $ 2.05   $ 2.40   $(0.23)  $(0.93) $(1.16)  $11.24   24.39%   $53,308  1.25%(4)   4.61%(4)   185%
11/30/98 .........  11.24   0.44    (1.90)   (1.46)   (0.43)   (0.14)  (0.57)    9.21  (13.64)    84,789  1.25       4.19       157
11/30/99 .........   9.21   0.47    (1.17)   (0.70)   (0.44)      --   (0.44)    8.07   (7.86)   128,997  1.19       5.23       100
11/30/00 .........   8.07   0.45     1.19     1.64    (0.39)      --   (0.39)    9.32   20.64    193,824  1.10       4.99        66
11/30/01 .........   9.32   0.39     1.06     1.45    (0.45)      --   (0.45)   10.32   15.81    178,250  1.12       4.27        67

                                                                       CLASS A
9/8/99-
  11/30/99(3) ....  $8.80  $0.12   $(0.74)  $(0.62)  $(0.12)  $   --  $(0.12)   $8.06   (7.06)%     $143  1.65%(4)   6.13%(4)   100%
11/30/00 .........   8.06   0.41     1.17     1.58    (0.33)      --   (0.33)    9.31   19.81        537  1.65       4.29        66
11/30/01 .........   9.31   0.37     1.02     1.39    (0.40)      --   (0.40)   10.30   15.18      2,213  1.65       3.66        67

----------
(1)   Calculated based upon average shares outstanding
(2)   Total return is not annualized and does not reflect sales load
(3)   Commencement of sale of respective class of shares
(4)   Annualized
(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                             11/30/97  11/30/98  11/30/99  11/30/00  11/30/01
                             --------  --------  --------  --------  --------
Real Estate Securities
   Portfolio Class Y           1.83%(4)  1.31%       1.19%     1.10%     1.12%
Real Estate Securities
   Portfolio Class A             --        --        1.83(4)   5.07      2.80

                          FOR MORE INFORMATION

      You may obtain the following and other information on these Portfolios free of charge:


                 ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

  PROVIDE THE PORTFOLIOS' MOST RECENT FINANCIAL REPORTS AND PORTFOLIO LISTINGS.
      THE ANNUAL REPORT CONTAINS A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE PORTFOLIOS' PERFORMANCE
                          DURING THE LAST FISCAL YEAR.

        STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED FEBRUARY 11, 2002


    PROVIDES ADDITIONAL DETAILS ABOUT THE PORTFOLIOS' POLICIES AND MANAGEMENT
             AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS.

                                   Telephone:
                                 1-800-426-9157

                                      Mail:

                               Brazos Mutual Funds
                       c/o SunAmerica Fund Services, Inc.
                             Mutual Fund Operations
                              The SunAmerica Center
                                733 Third Avenue
                             New York, NY 10017-3204

                                      SEC:

         Text only versions of Company documents can be viewed online or downloaded from: http://www.sec.gov

You may review and obtain copies of Company information at the SEC Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of the information may be obtained upon payment of a duplicating fee by writing the Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to
                              publicinfo@sec.gov.


                Investment Company Act of 1940 File No. 811-07881

                               www.brazosfunds.com


517882                                                                BRYPR-2/02

--------------------------------------------------------------------------------
                FEBRUARY 11, 2002          PROSPECTUS
--------------------------------------------------------------------------------

BRAZOS MUTUAL FUNDS

  BRAZOS MICRO CAP PORTFOLIO

  BRAZOS SMALL CAP PORTFOLIO

  BRAZOS MID CAP PORTFOLIO

  BRAZOS MULTI CAP PORTFOLIO

  BRAZOS REAL ESTATE SECURITIES PORTFOLIO
  (CLASS A, B AND II SHARES)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[LOGO AIG] SUNAMERICA                    [LOGO BRAZOS] BRAZOS
           CAPITAL SERVICES                            MUTUAL FUNDS

                               TABLE OF CONTENTS
================================================================================

FUND HIGHLIGHTS ...........................................................    2

SHAREHOLDER ACCOUNT INFORMATION ...........................................   14

MORE INFORMATION ABOUT THE PORTFOLIOS .....................................   22

  INVESTMENT STRATEGIES ...................................................   22
  GLOSSARY ................................................................   24
    INVESTMENT TERMINOLOGY ................................................   24
    RISK TERMINOLOGY ......................................................   25

FUND MANAGEMENT ...........................................................   26


FINANCIAL HIGHLIGHTS ......................................................   28





[LOGO AIG] SUNAMERICA                    [LOGO BRAZOS] BRAZOS
           CAPITAL SERVICES                            MUTUAL FUNDS

================================================================================
FUND HIGHLIGHTS
--------------------------------------------------------------------------------
Q&A

The following questions and answers are designed to give you an overview of Brazos Mutual Funds (the "Fund"), and to provide you with information about each of the Fund's separate Portfolios, and their investment goals, principal strategies and principal investment techniques. Classes A, B and II shares of the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, Multi Cap Portfolio and Real Estate Securities Portfolio are offered through this prospectus. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on page 22, and the glossary that follows on page 24.

Currently, shares of the Micro Cap Portfolio are offered to (i) existing shareholders, (ii) qualified retirement plans and their participants and (iii) certain institutional customers, in the discretion of management. In addition, the Fund reserves the right to reject purchase orders when in the judgment of management the rejection is in the best interests of the Fund. Persons who are shareholders of other Portfolios of the Fund or any other fund distributed by the Distributor are not permitted to acquire shares of the Micro Cap by exchange. Distributions to all shareholders of the Micro Cap will continue to be reinvested unless a shareholder has elected otherwise. The Adviser reserves the right to reopen the Micro Cap to new investments at any time or to further restrict sales of the shares.


Q: WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS, STRATEGIES AND TECHNIQUES?

A:

                                       PRINCIPAL
                      INVESTMENT       INVESTMENT          PRINCIPAL INVESTMENT
   PORTFOLIO             GOAL           STRATEGY                TECHNIQUES
   ---------          ----------       ----------          ---------------------
MICRO CAP           capital              growth          active trading in common stocks
PORTFOLIO           appreciation                         and securities convertible into
                                                         common stocks that demonstrate the
                                                         potential for capital appreciation,
                                                         issued by companies with market
                                                         capitalizations of (a) $600 million or
                                                         lower or (b) companies represented in
                                                         the lower 50% of the Russell 2000 Index
                                                         at the time of the Portfolio's
                                                         investment

SMALL CAP           capital              growth          active trading in common stocks
PORTFOLIO           appreciation                         and securities convertible into
                                                         common stocks that demonstrate the
                                                         potential for capital appreciation,
                                                         issued by companies with market
                                                         capitalizations of (a) $500 million to
                                                         $2.5 billion or (b) companies
                                                         represented in the Russell 2000 Index at
                                                         the time of the Portfolio's investment

MID CAP             capital              growth          active trading in common stocks
PORTFOLIO           appreciation                         and securities convertible into
                                                         common stocks that demonstrate the
                                                         potential for capital appreciation,
                                                         issued by companies with market
                                                         capitalizations of (a) $2.5 billion to $12
                                                         billion or (b) companies represented in the
                                                         S&P Midcap 400 Index at the time of the
                                                         Portfolio's investment

MULTI CAP           capital              growth          active trading in common stocks
PORTFOLIO           growth                               and securities convertible into
                                                         common stocks that demonstrate the
                                                         potential for capital growth

REAL ESTATE         a balance of         growth and      active trading in common stocks
SECURITIES          income and           income          and securities convertible into
PORTFOLIO           appreciation                         common stocks issued by
                                                         companies principally engaged in the
                                                         real estate industry

--------------------------------------------------------------------------------
       MARKET CAPITALIZATION


       Represents the total market value of the outstanding securities of a corporation. The market capitalization for the Micro Cap Portfolio and Small Cap Portfolio will fluctuate with changes in market conditions and the composition of the Russell 2000 Index. As of December 31, 2001, the company with the largest market capitalization in the lower 50% of the
       Russell 2000 Index had a market capitalization of approximately $417 million and the company with the largest market capitalization in the Russell 2000 Index had a market capitalization of approximately $4.7 billion. The market capitalization for the Mid Cap Portfolio will fluctuate with changes in market conditions and the composition of the S&P Midcap 400 Index. As of December 31, 2001, the company with the largest market capitalization in the S&P Midcap 400 Index had a market capitalization of approximately $10.5 billion.

       Each Portfolio pursues its investment goal consistent with reasonable risk to principal.

       When deemed appropriate by the Adviser, a Portfolio engages in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.

       The "GROWTH" ORIENTED philosophy to which the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio and Multi Cap Portfolio subscribe and the Real Estate Securities Portfolio partly subscribes--that of investing in securities believed to offer the potential for capital appreciation--focuses on securities that are considered to have a historical record of above average growth rate; to have significant growth potential; to have above average earnings growth or value or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

       The "INCOME" portion of the philosophy to which the Real Estate Securities Portfolio subscribes seeks securities of companies with strong dividend yield and dividend growth potential.

       A company is considered "PRINCIPALLY ENGAGED IN THE REAL ESTATE INDUSTRY" if at least 50% of its assets, gross income, or net profits are attributable to ownership, construction, management or sale of real estate assets.
       -------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S INVESTMENT TECHNIQUES

Each of the Micro Cap, Small Cap and Mid Cap Portfolios invests at least 80% of its net assets plus borrowings in micro cap issuers, small cap issuers and mid cap issuers, respectively. The Real Estate Securities Portfolio invests at least 80% of its net assets plus borrowings in companies principally engaged in the real estate industry. If the Board of Trustees of the Fund votes to change this policy, shareholders of these Portfolios will be provided with notice at least 60 days in advance of the change.


Q:   WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?


A: The following section describes the principal risks of each Portfolio, while the chart on pages 22-23 describes various additional risks.


RISK OF INVESTING IN EQUITY SECURITIES

The Portfolios invest primarily in equity securities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions--for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.


ADDITIONAL PRINCIPAL RISKS

Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.


ADDITIONAL RISKS SPECIFIC TO TEMPORARY DEFENSIVE POSITION

Each Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash in various U.S. dollar denominated money market instruments. The value of money market investments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer term securities. When a Portfolio's assets are invested in these instruments, a Portfolio may not be achieving its investment objective.


ADDITIONAL RISKS SPECIFIC TO PORTFOLIOS INVESTING IN SMALL COMPANIES

Stocks of smaller companies may be more volatile than, and not as readily marketable as, those of larger companies. Small companies may have limited product lines, financial resources, and management teams. Additionally, the trading volume of small company securities may make those securities more difficult to sell.


ADDITIONAL RISKS SPECIFIC TO THE MICRO CAP PORTFOLIO

Microcapitalization stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Microcapitalization companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors.


ADDITIONAL RISKS SPECIFIC TO THE REAL ESTATE SECURITIES PORTFOLIO

The Real Estate Securities Portfolio is subject to risks, such as market forces, that may impact the values of its underlying real estate assets, and management's skill in managing those assets. The Real Estate Securities Portfolio is also subject to concentration risk because it invests in a particular industry, which could cause the Real Estate Securities Portfolio to be affected by a change in value of one investment more than a portfolio that invested across industry sectors. The trading volume of small company real estate securities may also make these securities more difficult to sell. The Portfolio is non-diversified.

================================================================================
FUND HIGHLIGHTS
--------------------------------------------------------------------------------


The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and compare the Portfolios' average annual returns to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. In addition, the performance results presented below may reflect periods of above average performance attributable to a Portfolio's investment in certain securities during their initial public offering, the performance of a limited number of the securities in the Portfolio, or other non-recurring factors. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

MICRO CAP PORTFOLIO (CLASS Y)(1)

[Table below represents bar chart in the printed piece]

1998    1999    2000    2001
-----   -----   -----   ----
32.80%  80.84%  18.90%  4.70%


During  the  period  shown  in  the  bar
chart,  the highest return for a quarter
was  36.58%   (quarter  ended  December,
1999)  and  the  lowest   return  for  a
quarter  was  -23.43%   (quarter   ended
September, 2001).


(1) The returns shown in the bar chart above are for Class Y shares which have substantially similar annual returns as Class A, B and II because its shares are invested in the same portfolio of securities. In reviewing this performance information, however, you should be aware that returns would differ to the extent that Class Y shares do not have the same expenses and sales loads as Class A, B and II shares which are set forth in the table on pages 8-9 of this prospectus. Class Y shares are not offered in this prospectus.


                                                                                             One           Return  Since
Average  Annual  Total  Returns  (as of the  calendar year ended December 31, 2001)          Year            Inception*
Micro Cap**                                                                        Class Y   4.70%             31.49%
Russell 2000 Index***                                                                        2.49%              4.10%

*    Inception Date: Class Y: 12/31/97

**   Includes expenses.

*** The Russell 2000 Index is an unmanaged broad-based index of 2,000 smaller capitalization companies. The Russell 2000 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

SMALL CAP PORTFOLIO (CLASS A)

[Table below represents bar chart in the printed piece]

  2000       2001
 ------    --------
  4.56%     -9.46%


During  the  period  shown  in  the  bar
chart,  the highest return for a quarter
was 15.57%  (quarter  ended June,  2001)
and the lowest return for a quarter was -17.44% (quarter ended March, 2001).





                                                                                                          One    Return Since
Average Annual Total Returns (as of the calendar year ended December 31, 2001)                           Year     Inception*
Small Cap Portfolio**                                                                    Class A        -14.67%      6.34%
                                                                                         Class B        -14.53%      7.27%
                                                                                         Class II       -11.82%      7.95%
Russell 2000 Index***                                                                                     2.49%      7.30%

*    Inception Date: 9/8/99

**   Includes expenses and sales charge.

*** The Russell 2000 Index is an unmanaged broad-based index of 2,000 smaller capitalization companies. The Russell 2000 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

===============================================================================


-------------------------------------------------------------------------------

MID CAP PORTFOLIO (CLASS A)

[Table below represents bar chart in the printed piece]

2001
------
-9.02%

During  the  period  shown  in  the  bar
chart,  the highest return for a quarter
was 14.51%  (quarter  ended June,  2001)
and the lowest return for a quarter was -15.20% (quarter ended September, 2001).


                                                                                                        One    Return Since
Average Annual Total Returns (as of the calendar year ended December 31, 2001)                         Year     Inception*
Mid Cap Portfolio**                                                                      Class A      -14.25%     -4.03%
S&P Midcap 400 Index***                                                                                -0.61%      4.15%

*   Inception Date: 3/31/00

**   Includes expenses and sales charge.

*** The S&P Midcap 400 Index is an unmanaged broad-based index of mid-capitalization companies. The S&PMidcap 400 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.




MULTI CAP PORTFOLIO (CLASS A)

[Table below represents bar chart in the printed piece]


  2001
--------
-11.50%





During  the  period  shown  in  the  bar
chart,  the highest return for a quarter
was  14.78%   (quarter  ended  December,
2001)  and  the  lowest   return  for  a
quarter  was  -19.47%   (quarter   ended
September, 2001).

                                                                                                       One       Return Since
Average Annual Total Returns (as of the calendar year ended December 31, 2001)                         Year       Inception*
Multi Cap Portfolio**                                                                    Class A        -16.58%     -4.48%
S&P 500 Index***                                                                                        -11.91%    -11.52%


*   Inception Date: 3/31/00
**  Includes expenses and sales charge.
*** The S&P 500 Index is an unmanaged broad-based index of large capitalization companies. The S&P 500 Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

FUND HIGHLIGHTS



REAL ESTATE SECURITIES PORTFOLIO (CLASS A)


[Table below represents bar chart in the printed piece]


   2000     2001
  ------   ------
  25.02%    9.89%


During  the  period  shown  in  the  bar
chart,  the highest return for a quarter
was 11.09%  (quarter  ended June,  2000)
and the lowest return for a quarter was -2.05% (quarter ended March, 2001).




                                                                                                       One    Return Since
Average Annual Total Returns (as of the calendar year ended December 31, 2001)                        Year     Inception*
Real Estate Securities Portfolio**                                                       Class A         3.57%      9.61%
                                                                                         Class B         4.10%     10.65%
                                                                                         Class II        7.01%     11.28%
NAREIT Equity Index***                                                                                  13.93%     16.54%

*    Inception Date: 9/8/99

**   Includes expenses and sales charges.

*** The NAREIT Equity Index is a widely recognized, unmanaged index of publicly traded real estate securities. The NAREIT Equity Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

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                      (THIS PAGE INTENTIONALLY LEFT BLANK)

===============================================================================


-------------------------------------------------------------------------------

FUND HIGHLIGHTS


Q.   WHAT ARE THE PORTFOLIOS' EXPENSES

A: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                                                          MICRO CAP PORTFOLIO                 SMALL CAP PORTFOLIO
                                                          -------------------                 -------------------
                                                       CLASS A  CLASS B  CLASS II         CLASS A  CLASS B  CLASS II
                                                       ------   ------   ------           ------   ------   --------
SHAREHOLDER FEES (FEES PAID DIRECTLY
FROM YOUR INVESTMENT)
    Maximum Sales Charge (Load) ....................   5.75%    4.00%    2.00%             5.75%    4.00%    2.00%
    Maximum Sales Charge (Load) Imposed on
    Purchases (as a percentage of offering price)(1)   5.75%    None     1.00%             5.75%    None     1.00%
    Maximum Deferred Sales Charge (Load) (as a
    percentage of amount redeemed)(2) ..............   None     4.00%    1.00%             None     4.00%    1.00%
    Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends ...........................   None     None     None              None     None     None
    Redemption Fee .................................   None     None     None              None     None     None
    Exchange Fee ...................................   None     None     None              None     None     None
    Maximum Account Fee ............................   None     None     None              None     None     None

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT
ARE DEDUCTED FROM PORTFOLIO ASSETS)
     Management Fees ...............................   1.20%    1.20%    1.20%             0.90%    0.90%    0.90%
     Distribution (and/or Service) (12b-1) Fees(3) .   0.35%    1.00%    1.00%             0.35%    1.00%    1.00%

     Other Expenses ................................   0.93%    1.08%    0.96%             0.46%    0.93%    0.93%
                                                       ----     ----     ----              ----     ----     ----
Total Annual Portfolio Operating Expenses
Before Expense Reimbursement .......................   2.48%    3.28%    3.16%             1.71%    2.83%    2.83%
Expense Reimbursement ..............................  (0.58)%  (0.73)%  (0.61)%           (0.10)%  (0.53)%  (0.53)%
                                                       -----    ----     ----              ----     ----     ----
Net Expenses(4) ....................................   1.90%    2.55%    2.55%             1.61%    2.30%    2.30%



(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares over $1 million will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. (The maximum sales charge (load) for the Class B shares during the period December 6, 2000 through December 31, 2001 was 5.00%.) The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See page 14 for more information about the CDSCs.

(3) Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(4) The Board of Trustees, including a majority of the Independent Trustees, approved the net expense ratios set forth above, which are contractually required by agreement with the Board of Trustees, including a majority of the Independent Trustees. The net expense ratios for the Class A, B and II shares of each Portfolio are the following: 1.90% for Class A shares of Micro Cap; 1.65% for Class A shares of Small Cap and Real Estate; 1.55% for Class A shares of Mid Cap and Multi Cap; 2.55% for Class B and II shares of Micro Cap; 2.30% for Class B and II shares of Small Cap and Real Estate; and 2.20% for Class B and II shares of Mid Cap and Multi Cap. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees.

================================================================================


--------------------------------------------------------------------------------


       MID CAP PORTFOLIO                       MULTI CAP PORTFOLIO                 REAL ESTATE SECURITIES PORTFOLIO
       -----------------                       ---------------------               ---------------------------------
  CLASS A    CLASS B   CLASS II            CLASS A     CLASS B   CLASS II           CLASS A  CLASS B   CLASS II
  -------    -------   --------            -------     ------    --------           -------   -------   --------
  5.75%    4.00%      2.00%                5.75%       4.00%    2.00%                 5.75%    4.00%    2.00%

  5.75%     None      1.00%                5.75%       None     1.00%                 5.75%     None    1.00%

  None     4.00%      1.00%                None        4.00%    1.00%                 None     4.00%    1.00%

  None     None       None                 None        None     None                  None     None     None
  None     None       None                 None        None     None                  None     None     None
  None     None       None                 None        None     None                  None     None     None
  None     None       None                 None        None     None                  None     None     None



  0.75%    0.75%      0.75%               0.75%        0.75%    0.75%                 0.90%    0.90%    0.90%
  0.35%    1.00%      1.00%               0.35%        1.00%    1.00%                 0.35%    1.00%    1.00%
  2.36%    8.04%      9.60%               0.58%        2.25%    2.15%                 1.55%    1.66%    1.37%
 -----    -----      -----               -----         -----    -----                 -----    -----    -----

  3.46%    9.79%     11.35%               1.68%        4.00%    3.90%                 2.80%    3.56%    3.27%
 (1.92)%  (7.64)%    (9.21)%             (0.16)%      (1.81)%  (1.71)%               (1.15)%  (1.26)%  (0.97)%
 -----     -----     -----               ------        -----    -----                 -----    -----    -----
  1.54%    2.15%      2.14%               1.52%        2.19%    2.19%                 1.65%    2.30%    2.30%


================================================================================


FUND HIGHLIGHTS
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeemed your investment at the end of the periods indicated:



                                                                 1 YEAR         3 YEARS            5 YEARS           10 YEARS
                                                                 -----           ------            ------              ------
Micro Cap Portfolio
    (Class A shares) ....................................         $757            $1,138            $1,542            $2,669
    (Class B shares)* ...................................          658             1,094             1,555             2,727
    (Class II shares) ...................................          456               886             1,442             2,956

Small Cap Portfolio
    (Class A shares) ....................................          729             1,054             1,401             2,376
    (Class B shares)* ...................................          633             1,018             1,430             2,463
    (Class II shares) ...................................          431               811             1,318             2,709

Mid Cap Portfolio
    (Class A shares) ....................................          723             1,033             1,366             2,304
    (Class B shares)* ...................................          618               973             1,354             2,328
    (Class II shares)  ..................................          415               763             1,238             2,548

Multi Cap Portfolio
    (Class A shares) ....................................          721             1,028             1,356             2,283
    (Class B shares)* ...................................          622               985             1,375             2,354
    (Class II shares) ...................................          420               778             1,263             2,598

Real Estate Securities Portfolio
    (Class A shares) ....................................          733             1,065             1,420             2,417
    (Class B shares)* ...................................          633             1,018             1,430             2,473
    (Class II shares) ...................................          431               811             1,318             2,709

================================================================================


--------------------------------------------------------------------------------

If you did not redeem your shares:


                                                                 1 YEAR        3 YEARS          5 YEARS          10 YEARS
                                                                 -----          ------           ------            ------
Micro Cap Portfolio
    (Class A shares) .......................................    $757            $1,138            $1,542            $2,669
    (Class B shares)* ......................................     258               794             1,355             2,727
    (Class II shares) ......................................     356               886             1,442             2,956

Small Cap Portfolio
    (Class A shares) .......................................     729             1,054             1,401             2,376
    (Class B shares)* ......................................     233               718             1,230             2,463
    (Class II shares) ......................................     331               811             1,318             2,709

Mid Cap Portfolio
    (Class A shares) .......................................     723             1,033             1,366             2,304
    (Class B shares)* ......................................     218               673             1,154             2,328
    (Class II shares) ......................................     315               763             1,238             2,548

Multi Cap Portfolio
    (Class A shares) .......................................     721             1,028             1,356             2,283
    (Class B shares)* ......................................     222               685             1,175             2,354
    (Class II shares) ......................................     320               778             1,263             2,598

Real Estate Securities Portfolio
    (Class A shares) .......................................     733             1,065             1,420             2,417
    (Class B shares)* ......................................     233               718             1,230             2,473
    (Class II shares) ......................................     331               811             1,318             2,709

------------

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 14. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

================================================================================

Fund Highlights
--------------------------------------------------------------------------------

Q: HOW HAS THE ADVISER PERFORMED IN MANAGING ACCOUNTS WITH SUBSTANTIALLY SIMILAR INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES TO THAT OF THE PORTFOLIOS?

A: Set forth below are performance data provided by John McStay Investment Counsel, L.P., the Portfolios' Adviser, pertaining to the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not necessarily identical) objectives, policies and strategies as those of the Small Cap, Mid Cap and Real Estate Securities Portfolios. The investment returns of the Brazos Portfolios may differ from those of the separately managed accounts because such separately managed accounts may have fees and expenses that differ from those of the Small Cap, Mid Cap and Real Estate Securities Portfolios. Further, the separately managed accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and Internal Revenue Code; such conditions, if applicable, may have lowered the returns for separately managed accounts. The Adviser's separately managed account performance results set forth below under "Institutional Equity Results" are not intended to predict or suggest the return of the Small Cap, Mid Cap and Real Estate Securities Portfolios, but rather to provide the shareholder with information about the historical investment performance of the Portfolios' Adviser. The Indexes used in the comparisons below are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth below.


                                                                                            ADVISER'S
                                                           ADVISER'S                     INSTITUTIONAL
                        ADVISERS                         INSTITUTIONAL                        REAL       REAL
                      INSTITUTIONAL                         MID CAP                 S&P      ESTATE     ESTATE
                       SMALL CAP    SMALL CAP    RUSSELL   COMPOSITE   MID CAP    MIDCAP   COMPOSITE  SECURITIES   NAREIT
                         EQUITY    PORTFOLIO      2000      EQUITY    PORTFOLIO     400      EQUITY    PORTFOLIO   EQUITY
                        ACCOUNTS    (CLASS Y)     INDEX    ACCOUNTS   (CLASS Y)   INDEX     ACCOUNTS   (CLASS Y)    INDEX
                         (AFTER      (AFTER     (BEFORE     (AFTER     (AFTER    (BEFORE     (AFTER     (AFTER     (BEFORE
                        EXPENSES)   EXPENSES)   EXPENSES)  EXPENSES)  EXPENSES)  EXPENSES)  EXPENSES)  EXPENSES)  EXPENSES)
CALENDAR YEARS:
1987                        25.6%         --        -8.8%        --        --         --          --        --         --
1988                        24.5          --        24.9         --        --         --          --        --         --
1989                        31.9          --        16.2       32.5%       --       35.6%         --        --         --
1990                        -4.0          --       -19.5       -3.5        --       -5.1          --        --         --
1991                        68.9          --        46.1       67.1        --       50.1          --        --         --
1992                         8.7          --        18.4        6.5        --       11.9          --        --         --
1993                        15.3          --        18.9       16.5        --       14.0          --        --         --
1994                        -0.1          --        -1.8       -4.9        --       -3.6        14.6%       --         3.2%
1995                        30.1          --        28.4       31.2        --       30.9        20.5        --        15.3
1996                        32.9          --        16.5       23.3        --       19.2        42.1        --       -35.3
1997                        23.4        54.5%       22.4       30.1        --       32.3        26.5      29.2        20.3
1998                        10.4        13.6        -2.5       15.3        --       19.1       -15.6     -17.4       -17.5
1999                        12.6        37.0        21.3       25.8        --       14.7        -4.3      -4.6        -4.6
2000                         3.9         5.2        -3.0       23.5      30.5%      17.5        26.4      25.9        26.4
2001                        -9.2        -9.0         2.5       -7.0      -8.7       -0.6        10.9      10.3        13.9
AVERAGE ANNUAL
TOTAL RETURNS
AS OF 12/31/01:
Cumulative                 947.7       130.2       363.0      783.9      19.2      682.0       181.1      41.4       119.2
Annualized                  16.9        18.2        10.8       18.3       9.2       17.1        13.8       7.2        10.3
3 Year                       2.0         9.5         6.4       13.1       --        10.2        10.3       9.8        11.1
5 Year                       7.6        18.2         7.5       16.7       --        16.1         7.1       7.2         6.4
10 Year                     12.0          --        11.5       15.3       --        15.0          --        --         --
Seven-Year Mean             14.9          --        12.2       20.3       --        19.0        15.2        --        12.7
Fifteen-Year Mean           12.8          --        12.1         --       --          --          --        --         --
Value of $1 invested
During 15 Years
(1/1/87 - 12/31/01)        $10.48         --       $4.63         --       --          --          --        --         --

(1) The Adviser's Institutional Equity Accounts represent the composite of all separately managed accounts of the Adviser that are managed with substantially similar (although not identical) objectives, policies and strategies as those of Small Cap Portfolio, Mid Cap Portfolio and Real Estate Securities Portfolio. The separately managed accounts are subject to different expenses and governmental regulations than the Portfolios.

(2) The annualized return of the Adviser's Institutional Equity Accounts is calculated from monthly data, allowing for compounding. The formula used in accordance with the methods set forth by the Association for Investment Management Research ("AIMR"), The Bank Administration Institute, and the Investment Counsel Association of America. Market value of the account was the sum of the account's total assets, including cash, cash equivalents, short term investments, and securities valued at current market prices.

================================================================================


--------------------------------------------------------------------------------



(3) The cumulative return means that $1 invested in the Small Cap Equity composite account on January 1, 1987 had grown to $10.48 by December 31, 2001, that $1 invested in the Mid Cap Equity composite account on January 1, 1989 had grown to $8.84 by December 31, 2001 and that $1 invested in the Real Estate Equity composite account on January 1, 1994 had grown to $2.81 by December 31, 2001.

(4) The fifteen-year arithmetic mean is the arithmetic average of the Small Cap Equity composite accounts' annual returns listed, and the seven-year mean is the arithmetic average of the Real Estate Equity composite accounts' annual returns for the years listed.


(5) The Russell 2000, S&P MidCap 400 and the NAREIT Equity Index are unmanaged indices which assume reinvestment of dividends on securities in the index and are generally considered representative of securities similar to those invested in by the Adviser for the purpose of the composite performance numbers set forth above. The Russell 2000 is comprised of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies. The S&P MidCap 400 Index is an unmanaged capitalization-weighted index that measures the performance of the mid-range of the U.S. stock market. The NAREIT Equity Index is a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. The comparative indices are not adjusted to reflect expenses or other fees reflected in the performance of a mutual fund as required by the Securities and Exchange Commission.


(6) The Adviser's average annual management fee over the fifteen-year period (1987-2001) for the Small Cap Equity composite accounts was 1% or 100 basis points. On January 1, 1987, the Adviser began managing the separate accounts using objectives, policies and strategies substantially similar to those of the Small Cap Portfolio. During the period, fees on the Adviser's individual accounts ranged from 1% to 1.5% (100 basis points to 150 basis points). The Adviser's average annual management fee over the thirteen-year period (1989-2001) for the Mid Cap Equity composite accounts was 1% or 100 basis points. During the period, fees on the Adviser's individual accounts ranged from .80% to 1.5% (80 basis points to 150 basis points). The Adviser's average annual management fee over the seven-year period
     (1995-2001) for the Real Estate Equity composite accounts was .85% or 85 basis points. During the period, fees on the Adviser's individual accounts ranged from .80% to 1% (80 basis points to 100 basis points). Net returns to investors vary depending on the management fee.


(7) Small Cap Equity composite accounts ("Composite") performance data is AIMR compliant from 1/1/93 forward. Prior to that time, the only difference in the calculation is that all portfolios were equally weighted without regard to dollar value in determining Composite performance. The Composite includes every account managed in the Adviser's small capitalization style, consistent with AIMR guidelines. This equal weighting method follows the standards promulgated by the Investment Management Consultants' Association which predates standards established by AIMR. In 1990, the Composite results reflected portfolios ranging in number from 3 to 8 and in size from $3 million to $30 million, with a median size of $13 million. In 1991, the Composite reflected portfolios ranging in number from 8 to 18 and in size from $1 million to $46 million, with a median size of $15 million. In 1992, the Composite reflected portfolios ranging in number from 20 to 27 and in size from $4 million to $50 million, with a median size of $17 million. And, from 1987 through 1989, the Composite consisted of only one portfolio which for many years served as the model for all accounts managed in this style.


(8) The returns shown for the Small Cap, Mid Cap and the Real Estate Securities Portfolios are for Class Y shares (which are not offered in this prospectus) and not Class A, B and II shares. The Class A, B and II shares of the Small Cap and Real Estate Portfolios commenced operations on September 8, 1999, the Class A shares of the Mid Cap Portfolio commenced operations on March 31, 2000 and the Class B and II shares of the Mid Cap Portfolio commenced operations on May 1, 2001. The annual returns for Class A, B and II shares would be substantially similar to the annual returns of Class Y shares because Class A, B and II shares are invested in the same portfolio of securities. In reviewing this performance information, you should be aware that returns would differ to the extent Class Y shares do not have the same expenses and sales loads as Class A, B and II shares which are set forth on pages 8-9 of this prospectus.

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELECTING A SHARE CLASS

Each Portfolio offers three classes of shares through this prospectus: Class A, Class B and Class II shares.


Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares of up to $500,000 in any one purchase. Your broker or financial advisor can help you determine which class is right for you.




              CLASS A                                      CLASS B                                    CLASS II
o    Front-end  sales charges,  as           o    No  front-end  sales  charge;         o    Front-end  sales  charge,  as
     described  below.  There  are                all your  money  goes to work              described below.
     several  ways to reduce these                for you right away.
     charges,    also    described                                                      o    Higher  annual  expenses than
     below.                                  o    Higher  annual  expenses than              Class A shares.
                                                  Class A shares.
o    Lower  annual  expenses  than                                                      o    Deferred   sales   charge  on
     Class B or Class II shares.             o    Deferred   sales   charge  on              shares   you   sell    within
                                                  shares  you sell  within  six              eighteen  months of purchase,
                                                  years   of    purchase,    as              as described below.
                                                  described below.
                                                                                        o    No conversion to Class A.
                                             o    Automatic conversion to Class
                                                  A shares  approximately eight
                                                  years after purchase.

                                             o    For purchases  over $500,000,
                                                  you should  consult with your
                                                  financial      advisor     to
                                                  determine whether other share
                                                  classes  are more  beneficial
                                                  given your circumstances.




CALCULATION OF SALES CHARGES
CLASS A. Sales Charges are as follows:

                                                              Sales Charge                Concession to Dealers
                                                        ---------------------------------------------------------
                                                             % OF         % OF NET                   % OF
                                                           OFFERING        AMOUNT                  OFFERING
                                                             PRICE        INVESTED                   PRICE
                                                        ---------------------------------------------------------
YOUR INVESTMENT
Less than $50,000.......................................     5.75%           6.10%                    5.00%
$50,000 but less than $100,000.........................      4.75%           4.99%                    4.00%
$100,000 but less than $250,000........................      3.75%           3.90%                    3.00%
$250,000 but less than $500,000........................      3.00%           3.09%                    2.25%
$500,000 but less than $1,000,000......................      2.10%           2.15%                    1.35%
$1,000,000 or more.....................................       None            None                    1.00%

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is charged on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:


        Years after purchase            CDSC on shares being sold
        1st year and 2nd year           4.00%
        3rd year and 4th year           3.00%
        5th year                        2.00%
        6th year                        1.00%
        7th year and thereafter         None



CLASS II. Sales Charges are as follows:

                              Sales Charge                Concession to Dealers
                        --------------------------------------------------------
                                   % OF        % OF NET           % OF
                                  OFFERING       AMOUNT         OFFERING
                                   PRICE        INVESTED          PRICE
                        --------------------------------------------------------
                                   1.00%          1.01%           1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

===============================================================================


-------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

Waivers for Certain Investors. Various individuals and institutions may purchase Class A shares without front-end sales charges, including:

o    financial   planners,   institutions,   broker-dealer   representatives  or
     registered investment advisers utilizing Portfolio shares in fee-based investment products under an agreement with the Fund or SunAmerica Capital Services, Inc., the Distributor of the Fund (this waiver may also apply to front-end sales charges of Class II shares)

o participants in certain retirement plans that meet applicable conditions, as described in the Statement of Additional Information


o Trustees of the Fund and other individuals, and their families, who are affiliated with the Fund or any fund distributed by SunAmerica Capital Services


o selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for Class B or Class II shares in the following cases:

o    within one year of the shareholder's death or becoming disabled

o taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Fund Services, Inc. serves as a fiduciary and in which the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made

o Trustees of the Fund and other individuals, and their families, who are affiliated with the Fund or any fund distributed by SunAmerica Capital Services

o to make payments through the Systematic Withdrawal Plan (subject to certain conditions)



We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with the Distributor to sell Class II shares with no front-end sales charge. We will waive the front-end sales charge and the CDSC for Class II shares of the Small Cap Portfolio, Mid Cap Portfolio and Multi Cap Portfolio purchased in connection with The One Select Portfolio program of Banc One Securities Corporation ("Banc One"). In conjunction with this program, the Distributor will not pay a commission on the sale of such shares, but will pay Banc One a 1% distribution and account maintenance fee, commencing immediately and paid monthly.


REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of any Portfolio of the Fund or any fund distributed by SunAmerica Capital Services to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

TO UTILIZE: IF YOU THINK YOU MAY BE ELIGIBLE FOR A SALES CHARGE REDUCTION OR CDSC WAIVER, CONTACT YOUR BROKER OR FINANCIAL ADVISOR.


REINSTATEMENT PRIVILEGE. If you sell shares of a Portfolio, within one year after the sale, you may invest some or all of the proceeds of the sale in the same share class of the Portfolio without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).


DISTRIBUTION  AND SERVICE  (12b-1) FEES

Each class of shares of each  Portfolio has its own 12b-1 plan that provides for
distribution   and  account   maintenance  and  service  fees  (payable  to  the
Distributor) based on a percentage of average daily net assets, as follows:

                                                   ACCOUNT MAINTENANCE AND
    CLASS               DISTRIBUTION FEE                 SERVICE FEE
      A                       0.10%                         0.25%
      B                       0.75%                         0.25%
     II                       0.75%                         0.25%

Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

================================================================================


SHAREHOLDER ACCOUNT INFORMATION
-------------------------------------------------------------------------------

OPENING AN ACCOUNT

1.   Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for each Portfolio is as follows:


    o non-retirement account: $500
    o retirement account: $250
    o dollar cost averaging: $500 to open; you must invest at least $25 a month The minimum subsequent investment for each Portfolio is as follows:
    o non-retirement account: $100
    o retirement account: $25


3.   Complete  the  appropriate  parts  of the  Account  Application,  carefully following the instructions. If you have questions, please contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

===============================================================================


-------------------------------------------------------------------------------

BUYING SHARES

OPENING AN ACCOUNT                                       ADDING TO AN ACCOUNT

BY CHECK
-----------------------------------------------------------------------------------------------
o    Make out a check for the investment             o    Make out a check for the investment
     amount,  payable  to  the  specific                  amount   payable  to  the  specific
     Portfolio or Brazos  Mutual  Funds.                  Portfolio or Brazos  Mutual  Funds.
     An account  cannot be opened with a                  Shares  cannot be purchased  with a
     SunAmerica Money Market Fund check.                  SunAmerica Money Market Fund check.

o    Deliver    the   check   and   your             o    Include    the   stub   from   your
     completed Account  Application (and                  Portfolio   statement   or  a  note
     Supplemental  Account  Application,                  specifying the Portfolio name, your
     if  applicable)  to your  broker or                  share class,  your  account  number
     financial advisor, or mail them to:                  and  the   name(s)   in  which  the
                                                          account is registered.
       SunAmerica Fund Services, Inc.
       Mutual Fund Operations, 3rd Floor             o    Indicate the  Portfolio and account
       The SunAmerica Center                              number in the memo  section of your
       733 Third Avenue                                   check.
       New York, New York 10017-3204.
                                                     o    Deliver the check  and your note to
o    All  purchases   must  be  in  U.S.                  your  broker  or financial advisor,
     dollars. Cash will not be accepted.                  or mail them to:
     A $25.00  fee will be  charged  for
     all   checks    returned   due   too                     Non-Retirement Accounts:
     insufficient funds.                                      SunAmerica Fund Services, Inc.
                                                              c/o NFDS
                                                              P.O. Box 219373
                                                              Kansas City, Missouri 64141-9373

                                                              Retirement  Accounts:
                                                              SunAmerica  Fund Services,  Inc.
                                                              Mutual Fund  Operations, 3rd  Floor
                                                              The  SunAmerica  Center
                                                              733 Third Avenue
                                                              New York, New York 10017-3204


BY WIRE
------------------------------------------------------------------------------------------------

o    Deliver your completed  application             o    Instruct  your  bank  to  wire  the
     to your broker or financial advisor                  amount of your investment to:
     or  fax  it  to   SunAmerica   Fund
     Services, Inc. at 212-551-5585.                          State Street Bank & Trust Company
                                                              Boston, MA
o    Obtain  your   account   number  by                      ABA #0110-00028
     referring  to your  statement or by                      DDA # 99029712
     calling  your  broker or  financial
     advisor    or    Shareholder/Dealer                  Specify the  Portfolio  name,  your
     Services     at     1-800-858-8850,                  share class, your Portfolio number,
     extension 5125.                                      account  number and the  name(s) in
                                                          which the  account  is  registered.
o    Instruct  your  bank  to  wire  the                  Your bank may  charge a fee to wire
     amount of your investment to:                        funds.

     State Street Bank & Trust Company
     Boston, MA
     ABA #0110-00028
     DDA # 99029712

     Specify the  Portfolio  name,  your
     choice  of  share  class,  your new
     Portfolio number and account number
     and  the   name(s)   in  which  the
     account  is  registered.  Your bank
     may charge a fee to wire funds.


TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."

================================================================================

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SELLING SHARES

HOW                                     REQUIREMENTS
THROUGH YOUR BROKER OR FINANCIAL ADVISOR
------------------------------------------------------------------------------
    o    Accounts of any type.       o    Call  your   broker  or   financial
    o    Sales of any amounts.            advisor to place your order to sell
                                          shares.
BY MAIL
------------------------------------------------------------------------------
    o    Accounts of any type.       o    Write  a  letter   of   instruction
    o    Sales of less than $100,000      indicating the Portfolio name, your
    o    Sales of $100,000 or more        share class,  your account  number,
         require a signature              the name(s) in which the account is
         guarantee.                       registered  and the dollar value or
                                          number of shares you wish to sell.

                                     o    Include  all   signatures  and  any
                                          additional  document  that  may  be
                                          required (see next page).

                                     o    A check will  normally be mailed on
                                          the  next   business   day  to  the
                                          name(s)  and  address  in which the
                                          account is registered, or otherwise
                                          according   to   your   letter   of
                                          instructions.

                                     o    Mail the materials to:

                                              SunAmerica Fund Services, Inc.
                                              Mutual Fund Operations, 3rd Floor
                                              The SunAmerica Center
                                              733 Third Avenue
                                              New York, New York
                                              10017-3204

BY PHONE
------------------------------------------------------------------------------
     o   Most accounts.              o    Call Shareholder/Dealer Services at
     o   Sales of less than $100,000      1-800-858-8850,   extension   5125,
                                          between  8:30  a.m.  and 7:00  p.m.
                                          (Eastern  time)  on  most  business
                                          days. State the Portfolio name, the
                                          name of the person  requesting  the
                                          redemption,  your share class, your
                                          account  number,   the  name(s)  in
                                          which the account is registered and
                                          the  dollar   value  or  number  of
                                          shares you wish to sell.

                                     o    A check will be mailed to the  name(s)
                                          and  address  in which the  account is
                                          registered,  or to a different address
                                          indicated  in a written  authorization
                                          previously  provided to the  Portfolio
                                          by the shareholder(s) on the account.
BY WIRE
------------------------------------------------------------------------------
     o   Request by mail to sell     o    Proceeds  will normally be wired on
         any amount (accounts of          the next  business  day.  A $15 fee
         any type.)                       will be deducted from your account.

     o   Request by phone to sell
         less than $100,000.

TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."

===============================================================================


-------------------------------------------------------------------------------
SELLING SHARES IN WRITING. In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

     o    your address of record has changed within the past 30 days
     o    you are selling shares worth $100,000 or more
     o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)
You can generally obtain a signature guarantee from the following sources:

     o    a broker or securities dealer
     o    a federal savings, cooperative or other type of bank
     o    a savings and loan or other thrift institution
     o    a credit union
     o    a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

TRANSACTION POLICIES


VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of its shares outstanding. Some Portfolios may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolios do not calculate NAV. In addition, bonds may trade on days when the Portfolios do not calculate NAV. As a result, the market value of a Portfolio's investments may change on days when you cannot purchase or sell Portfolio shares. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees of the Fund. Portfolio shares will not be priced on any day the New York Stock Exchange is closed.

BUY AND SELL PRICES. When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable CDSCs.


EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in proper form. If the Fund or the Distributor receives your order before a Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or the Distributor receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before its close of business. The Fund and the Distributor reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each Portfolio may invest to a small extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares. As a result, the value of a Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of redemption proceeds wholly or partly in cash, the Fund may pay the redemption price by a distribution in kind of securities from the Fund in lieu of cash. However, the Fund has made an election that requires it to pay a certain portion of redemption proceeds in cash.


At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. A Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which delay will not exceed 15 days.


TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Fund is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of a Portfolio for shares of the same class of any other Portfolio of the Fund or any fund distributed by SunAmerica Capital Services. Before making an exchange, you should review a copy of the prospectus of the Portfolio or the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."


If you exchange shares that were purchased subject to a CDSC, the CDSC will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.


To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. A Portfolio may also refuse any exchange order without notice.

================================================================================


SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------



CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder/Dealer Services at 1-800-858-8850, extension 5125, for further information. You may sell or exchange certificated shares only by returning the certificates to the Portfolios, along with a letter of instruction and a signature guarantee. The Portfolios do not issue certificates for fractional shares.

MULTI-PARTY CHECKS. The Fund may agree to accept a "multi-party check" in payment for Portfolio shares. This is a check made payable to the investor by another party and then endorsed over to the Fund by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Fund is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES

To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder/Dealer Services at 1-800-858-8850 extension 5125.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to your choice of any Portfolio of the Fund or any funds distributed by SunAmerica Capital Services. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum of 12% per year based on the value of the account at the time the Plan is established. To use:

     o    Make sure you have at least $5,000 worth of shares in your account.
     o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Portfolio is not advantageous to you, because of sales charges and taxes).
     o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.
     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
     o    Make sure your dividends and capital gains are being reinvested.

You  cannot  elect  the  systematic   withdrawal  plan  if  you  have  requested
certificates for your shares.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other Portfolios of the Fund or funds distributed by SunAmerica Capital Services. To use:

     o Specify the Portfolio(s) from which you would like money withdrawn and into which you would like money invested.
     o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.
     o    Specify the amount(s). Each exchange must be worth at least $50.
     o Accounts must be registered identically; otherwise a signature guarantee will be required.

ASSET PROTECTION PLAN (optional) Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Fund. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Portfolio shares and to the value of the Portfolio shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Portfolio shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs but will have the same tax consequences as any other Portfolio redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Portfolio are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions.

Anchor National is a SunAmerica company.

Please call 1-800-858-8850, extension 5660, for more information, including the cost of the Asset Protection Plan option.

RETIREMENT PLANS. All funds distributed by SunAmerica Capital Services offer a range of qualified retirement plans, including IRAs, Roth IRAs, SEPs, SARSEPs, Simple IRAs, 401(k) plans, 403(b) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Services with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850, extension 5134.

================================================================================


--------------------------------------------------------------------------------



TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES


ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

     o after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from or automatic redemption to your bank account)
     o    after any changes of name or address of the registered owner(s)
     o in all other circumstances, quarterly or annually, depending upon the Portfolio

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends and capital gains distributions, if any, of the Micro Cap, Small Cap, Mid Cap and Multi Cap Portfolios and capital gains distributions, if any, of the Real Estate Securities Portfolio will be paid at least annually. Income dividends, if any, of the Real Estate Securities Portfolio will be paid at least quarterly.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any other Portfolio of the Fund or any fund distributed by SunAmerica Capital Services or paid in cash (if more than $10). You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder/Dealer Services at 1-800-858-8850, extension 5125, to change dividend and distribution payment options.

TAXABILITY OF DIVIDENDS. As long as each Portfolio meets the requirements for being a tax-qualified regulated investment company, which each Portfolio intends to do, it pays no federal income tax on the earnings it distributes to shareholders.

Consequently, dividends you receive from a Portfolio, whether reinvested or taken as cash, are generally considered taxable. Distributions of a Portfolio's long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.


Because the Small Cap, Mid Cap and Multi Cap Portfolios seek capital appreciation as opposed to current income, the Fund anticipates that most of the distributions from these Portfolios will be taxed as capital gains. From time to time, however, distributions from the Micro Cap Portfolio (and possibly the Small Cap, Mid Cap and Multi Cap Portfolios) may be distributions from ordinary income in an amount that exceeds capital gains distributions, primarily as a result of portfolio turnover. Distributions from the Real Estate Portfolio are likely to represent both capital appreciation and income, and thus are likely to constitute both capital gain and ordinary income. In addition, due to investments in REITs, a portion of the distributions of the Real Estate Portfolio may consist of a return of capital.


Some dividends paid in January, which were declared in a previous quarter, may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction from a portion of certain dividends they receive.


The IRS Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify tax liability with your tax professional.


TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

OTHER TAX CONSIDERATIONS. If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, each Portfolio must withhold 30% in the years 2002 and 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and beyond, of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portfolios of each Portfolio's distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.

This section summarizes some of the consequences under current federal tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Portfolio under all applicable laws.

SMALL ACCOUNTS. If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance or the effects of sales charges.

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MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


                            ----------------------------------------------------------------------------------------------------

                                                                             MICRO CAP                     SMALL CAP

                            --------------------------------------------------------------------------------------------------
                              What is the Portfolio's             o  Capital                      o   Capital
                              investment goal?                       appreciation                     appreciation
                            ---------------------------------------------------------------------------------------------------
                              What principal investment           o  Growth                       o   Growth
                              strategy does the Portfolio use
                              to implement its investment goal?
                            ---------------------------------------------------------------------------------------------------
                              What are the Portfolio's            o  active trading of stocks     o   active trading of stocks
                              principal investment techniques?       of micro-capitalization          of small capitalization
                                                                     companies that offer the         companies that offer the
                                                                     potential for capital            potential for capital
                                                                     appreciation                     appreciation
                            ---------------------------------------------------------------------------------------------------
                              What are the Portfolio's other      o  Mid-Cap companies            o   Mid-Cap companies
                              significant investments?            o  Small-Cap companies
                            ---------------------------------------------------------------------------------------------------
                              What other types of securities      o  Short-term investments       o   Short-term investments
                              may the Portfolio normally          o  Repurchase agreements        o   Repurchase agreements
                              invest in as part of efficient      o  Defensive investments        o   Defensive investments
                              portfolio management or for         o  Options and futures          o   Options and futures
                              return enhancement purposes?        o  Special situations           o   Special situations
                             --------------------------------------------------------------------------------------------------
                              What risk may                       o  Stock market volatility      o   Stock market volatility
                              affect the Portfolio?               o  Securities selection         o   Securities selection
                                                                  o  Small market capitalization  o   Small market capitalization
                                                                  o  Foreign exposure             o   Foreign exposure
                                                                  o  Interest rate fluctuations   o   Interest rate fluctuations
                                                                  o  Credit quality               o   Credit quality
                                                                  o  Illiquidity                  o   Illiquidity
                                                                  o  Derivatives                  o   Derivatives
                                                                  o  Hedging                      o   Hedging
                                                                  o  Microcapitalization




-------------------------------

        INVESTMENT
        STRATEGIES

-------------------------------
 Each  Portfolio  has  its
 own investment goal and a
 strategy for pursuing it.
 The   chart    summarizes
 information   about  each
 Portolio's     investment
 approach.  Following this
 chart is a glossary  that
 further   describes   the
 investment    and    risk
 terminology    that   the
 Portfolios   use.  Please
 review  the  glossary  in
 conjunction   with   this
 chart.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               REAL ESTATE
          MID CAP                                  MULTI CAP                                   SECURITIES
-----------------------------------------------------------------------------------------------------------------------------------

  o Capital                                     o  Capital                               o   A balance of income
    appreciation                                   growth                                    and appreciation
-----------------------------------------------------------------------------------------------------------------------------------
  o Growth                                      o  Growth                                o   Growth and income


-----------------------------------------------------------------------------------------------------------------------------------
  o active trading of stocks                    o  active trading of stocks              o   active trading of stocks of
    of mid-capitalization                          of companies that offer the               companies principally engaged in
    companies that offer the                       potential for capital                     the real estate industry that offer
    potential for capital                          growth                                    the potential for capital
    appreciation                                                                             appreciation
-----------------------------------------------------------------------------------------------------------------------------------
  o Small-Cap companies                         o  None                                  o   None
-----------------------------------------------------------------------------------------------------------------------------------
  o Short-term investments                      o  Short-term investments                o   Short-term investments
  o Repurchase agreements                       o  Repurchase agreements                 o   Repurchase agreements
  o Defensive investments                       o  Defensive investments                 o   Defensive investments
  o Options and futures                         o  Options and futures                   o   Options and futures
  o Special situations                          o  Special situations                    o   Special situations
-----------------------------------------------------------------------------------------------------------------------------------
  o Stock market volatility                     o  Stock market volatility               o   Stock market volatility
  o Securities selection                        o  Securities selection                  o   Securities selection
  o Small market capitalization                 o  Small market capitalization           o   Small market capitalization
  o Foreign exposure                            o  Foreign exposure                      o   Volatility of real
  o Interest rate fluctuations                  o  Interest rate fluctuations                estate markets and
  o Credit quality                              o  Credit quality                            real estate investment trusts
  o Illiquidity                                 o  Illiquidity                           o   Concentration risk
  o Derivatives                                 o  Derivatives                           o   Non-diversification
  o Hedging                                     o  Hedging                               o   Foreign exposure
                                                                                         o   Interest rate fluctuations
                                                                                         o   Credit quality
                                                                                         o   Illiquidity
                                                                                         o   Derivatives
                                                                                         o   Hedging


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MORE INFORMATION ABOUT THE PORTFOLIOS
-------------------------------------------------------------------------------


GLOSSARY


INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION is growth of the value of an investment.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced.


SMALL COMPANIES are companies with market capitalizations of (a) $500 million to $2.5 billion or (b) companies represented in the Russell 2000 Index at the time of a Portfolio's investment. As of December 31, 2001, the company with the largest market capitalization in the Russell 2000 Index had a market capitalization of approximately $4.7 billion. The Small Cap Portfolio generally seeks investment in securities of companies with above average growth rates, average annual revenues below $1 billion, above average return on equity, and low debt levels.

MICROCAPITALIZATION COMPANIES are companies with market capitalization of (a) $600 million or lower or (b) companies represented in the lower 50% of the Russell 2000 Index at the time of a Portfolio's investment. As of December 31, 2001, the company with the largest market capitalization in the lower 50% of the Russell 2000 Index had a market capitalization of approximately $417 million. The Micro Cap Portfolio generally seeks investment in securities of companies with high growth rates, average annual revenues under $500 million, and low debt levels.

MID-CAP COMPANIES are companies with market capitalizations of (a) $2.5 billion to $12 billion or (b) companies represented in the Standard & Poor's MidCap 400TM Index at the time of a Portfolio's investment. The S&P MidCap 400 Index is an unmanaged, capitalization-weighted index that measures the performance of the mid-range of the U.S. stock market. As of December 31, 2001, the company with the largest market capitalization in the S&P MidCap 400 Index had a market capitalization of approximately $10.5 billion. The Mid Cap Portfolio generally seeks investment in securities of companies that the Adviser expects to grow at a faster rate than the average company.


A company is considered "PRINCIPALLY ENGAGED IN THE REAL ESTATE INDUSTRY" if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of real estate assets.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

In a REPURCHASE AGREEMENT, a Portfolio buys a security and simultaneously commits to sell that security back at an agreed upon price plus an agreed upon market rate of interest. Under a repurchase agreement, the seller will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price if such securities mature in one year or less, or 102% of the repurchase price if such securities mature in more than one year.


DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal. Temporary investments are expected to be 5% to 10% of each Portfolio under normal circumstances.


FOREIGN SECURITIES are issued by companies located outside of the United States. Foreign securities include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities, such as European Depository Receipts (EDRs) and Global Depository Receipts (GDRs).

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

A SPECIAL SITUATION arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.



-----------------------------
  The  two  best-known
  debt rating agencies
  are    Standard    &
  Poor's        Rating
  Services, a Division
  of  the  McGraw-Hill
  Companies,  Inc. and
  Moody's    Investors
  Service, Inc.

  "Investment   grade"
  refers     to    any
  security rated "BBB"
  or above by Standard
  & Poor's or "Baa" or
  above by Moody's.
------------------------------

===============================================================================

-------------------------------------------------------------------------------

RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by the Adviser, may fail to produce the intended return.


MICROCAPITALIZATION STOCKS: Microcapitalization stocks may fail to reach their apparent value at the time of investment or may even fail as a business. Microcapitalization companies may lack resources to take advantage of a valuable product or favorable market position or may be unable to withstand the competitive pressures of larger, more established competitors. Securities of microcapitalization companies may not be readily marketable and may be subject to more abrupt or erratic market movements than larger companies.

SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations ($500 million to $2.5 billion, or capitalization of companies represented in the Russell 2000 Index at the time of a Portfolio's investment) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than larger companies.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

DERIVATIVES: A derivative instrument is a contract, such as an option or a future, whose value is based on the performance of an underlying asset. Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

VOLATILITY OF REAL ESTATE  MARKETS AND REAL ESTATE  INVESTMENT  TRUSTS  (REITS):
REITs pool investors' funds for investment primarily in commercial real estate properties or in real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. A Portfolio could lose money because of declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition.

CONCENTRATION RISK: Concentrating a Portfolio's investments in a particular industry could cause the Portfolio to be sensitive to changes in that industry, and a change in value of any one investment held by the Portfolio may affect the overall value of the Portfolio more than it would affect a diversified Portfolio.

NON-DIVERSIFICATION:   By  concentrating  in  a  smaller  number  of  stocks,  a
Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

As to 50% of its assets, the Real Estate Portfolio may invest up to 5% of its assets in securities of any one issuer and such issuer's securities may not be more than 10% of the outstanding voting securities of the issuer. As to its remaining assets: not more than 25% of the Real Estate Portfolio's assets may be invested in the securities of any one issuer; and JMIC typically seeks to reduce risk by limiting the Real Estate Portfolio's holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last ten business days.

===============================================================================

FUND MANAGEMENT
-------------------------------------------------------------------------------


ADVISER. John McStay Investment Counsel, L.P. (JMIC), 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225, is responsible for the management of the Fund, which includes five separate Portfolios. JMIC is a majority-owned subsidiary of
American International Group, Inc. (AIG). AIG is a holding company which, through its subsidiaries, is primarily engaged in a broad range of insurance, insurance related and financial services activities in the United States and abroad. JMIC manages each Portfolio using a team approach. By using a team approach, the Adviser avoids the risk of changes in portfolio management style that may be encountered when a lead manager approach is utilized. The team approach creates portfolio management stability, which provides confidence that the process is repeatable, and has been used for the last twenty-six years. JMIC has had minimal (one) investment professional turnover during the last eighteen years of management. As of December 31, 2001, JMIC had approximately $5.4 billion of assets under management.

In managing its clients' assets, JMIC will distribute shares of initial public offerings (IPOs) to eligible accounts. JMIC will consider the appropriateness of each IPO for each eligible account when allocating shares of an IPO, including whether the limited availability of an IPO results in the inability of a specific IPO acquisition to fulfill the investment strategy or position requirements for otherwise eligible accounts.To the extent that certain mutual funds managed by JMIC have investment strategies or position requirements distinguishable from the accounts managed by JMIC, which results in fulfillment of investment strategies without regards to position limits in certain cases, JMIC may consider the mutual funds for allocation of certain IPOs. In other words, if the IPO investment is not appropriate for JMIC's other accounts, including mutual fund accounts, because of the accounts' investment strategy, capitalization ranges, or position requirements, the Adviser may allocate up to 100% of the IPO investment to the Fund. Effective January 1, 1997, IPOs conforming to this description were allocated to the Fund. However, if the dollar value of the security is sufficient to allocate to a broad number of accounts for each particular style, such allocation will be done in this manner.

For the fiscal year ended November 30, 2001, each Portfolio paid the Adviser a fee equal to the following percentage of average daily net assets:

                        PORTFOLIO                             FEE
                        ----------                            ---
                     Micro Cap                              1.20%
                     Small Cap                              0.90%
                     Mid Cap                                0.76%*
                     Multi Cap                              0.76%*
                     Real Estate Securities                 0.90%

* During the period December 1, 2000 through December 31, 2000, the investment advisory fees paid to JMIC on behalf of the Mid Cap and Multi Cap Portfolios was 0.90% of average daily net assets of each of the Mid Cap and Multi Cap Portfolios, respectively. Effective January 1, 2001, the investment advisory fees for each of the Mid Cap and Multi Cap Portfolios decreased to 0.75% of average daily net assets.



DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Portfolio's shares offered herein. The Distributor, a SunAmerica company and an indirect wholly owned subsidiary of AIG, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio's 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Portfolio. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of a Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

===============================================================================


-------------------------------------------------------------------------------


ADMINISTRATOR. SunAmerica Asset Management Corp. provides administrative services to each Portfolio. The Administrator, a SunAmerica company and an indirect wholly owned subsidiary of AIG, is paid an annual fee from the Fund equal to the greater of (1) a minimum annual fee of $35,000 for the first Portfolio, $25,000 for the next three Portfolios, and $20,000 for any additional Portfolios; or (2) an asset-based fee for each Portfolio, equal to a percentage of the average daily net assets of such Portfolio, according to the following schedule:

                           0.07% on the first $200 million;
                           0.06% on the next  $500 million;
                           0.04% on the balance.

SHAREHOLDER SERVICING AGENT. SunAmerica Fund Services, Inc. assists the Portfolios' transfer agent in providing shareholder services. The Shareholder Servicing Agent, a SunAmerica company and an indirect wholly owned subsidiary of AIG, is paid a monthly fee by each Portfolio for its services at the annual rate of 0.22% of average daily net assets of each of Class A, B and II shares.

The Distributor, Administrator and Shareholder Servicing Agent are located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

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FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The Financial Highlights table for each Portfolio is intended to help you understand the financial performance of each Portfolio since their inception. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Class A, B or II shares of a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.



MICRO CAP PORTFOLIO


                                              NET
                                              GAIN
                                    NET     ON INVEST-     TOTAL    DIVIDENDS   DISTRI-
                      NET ASSET   INVEST-  MENTS (BOTH     FROM      FROM NET   BUTIONS            NET ASSET         NET ASSETS
                        VALUE,     MENT      REALIZED      INVEST-    INVEST-    FROM      TOTAL    VALUE,             END OF
 PERIOD               BEGINNING   INCOME       AND          MENT        MENT    CAPITAL    DISTRI-  END OF    TOTAL    PERIOD
 ENDED               OF PERIOD   (LOSS)(1)  UNREALIZED)  OPERATIONS   INCOME     GAINS     BUTIONS  PERIOD   RETURN(2) (000'S)
 -----               ----------  --------   -----------  ---------    ------     -----     ------   -----   --------   -----
                                                             CLASS A
                                                             -------
 5/1/01-
 11/30/01(3)           $19.51     $(0.15)    $(1.48)       $(1.63)      $--       $--        $--    $17.88  (8.35)%    $22,357

                                                             CLASS B
                                                             -------
 5/1/01-
 11/30/01(3)           $19.51     $(0.22)    $(1.48)       $(1.70)      $--       $--        $--    $17.81  (8.71)%    $12,609

                                                            CLASS II
                                                            --------
 5/1/01-
 11/30/01(3)           $19.51     $(0.21)    $(1.49)       $(1.70)      $--       $--        $--    $17.81  (8.71)%    $15,147

                  RATIO OF NET
 RATIO OF          INVESTMENT
 EXPENSES         INCOME (LOSS)
TO AVERAGE         TO AVERAGE       PORTFOLIO
NET ASSETS(5)      NET ASSETS       TURNOVER
-------------      -----------      ----------
 1.90%(4)           (1.52)%(4)         71%



 2.55%(4)           (2.17)%(4)         71%



 2.55%(4)           (2.17)%(4)         71%





(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load

(3)  Commencement of sale of respective class of shares

(4)  Annualized


(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                    11/30/01
                                                    ---------
        Micro Cap Portfolio Class A ..............   2.48%(4)
        Micro Cap Portfolio Class B ..............   3.28%(4)
        Micro Cap Portfolio Class II .............   3.16%(4)

-------------------------------------------------------------------------------
SMALL CAP PORTFOLIO



                                   NET
                                   GAIN
                        NET      ON INVEST-       TOTAL      DIVIDENDS    DISTRI-
           NET ASSET   INVEST-   MENTS (BOTH      FROM       FROM NET     BUTIONS            NET ASSET            NET ASSETS
            VALUE,      MENT      REALIZED       INVEST-      INVEST-      FROM      TOTAL     VALUE,               END OF
PERIOD     BEGINNING   INCOME       AND           MENT         MENT       CAPITAL   DISTRI-    END OF     TOTAL     PERIOD
ENDED      OF PERIOD   (LOSS)(1) UNREALIZED)   OPERATIONS     INCOME       GAINS    BUTIONS    PERIOD    RETURN(2)   (000'S)
-----      ---------   --------- -----------   ----------     ------       -----    -------    ------    ---------   -------
                                                             CLASS A
                                                             -------
 9/8/99-
 11/30/99(3) $16.90    $(0.05)     $1.65         $1.60          $--         $--       $--      $18.50      9.47%     $  394
 11/30/00    $18.50    $(0.23)     $2.76         $2.53          $--       $(1.94)   $(1.94)    $19.09     12.68%    $ 2,706
 11/30/01    $19.09    $(0.20)    $(0.94)       $(1.14)         $--       $(0.62)   $(0.62)    $17.33     (6.51)%   $50,417

                                                             CLASS B
                                                             -------
 9/99-
 11/30/99(3) $16.90    $(0.09)     $1.68         $1.59          $--         $--       $--      $18.49      9.41%     $  562
 11/30/00    $18.49    $(0.37)     $2.76         $2.39          $--       $(1.94)   $(1.94)    $18.94     11.92%     $1,917
 11/30/01    $18.94    $(0.30)    $(0.93)       $(1.23)         $--       $(0.62)   $(0.62)    $17.09     (7.05)%    $4,935

                                                            CLASS II
                                                            --------
 9/8/99-
 11/30/99(3) $16.90    $(0.08)     $1.68         $1.60          $--          $--       $--     $18.50      9.47%     $  397
 11/30/00    $18.50    $(0.36)     $2.74         $2.38          $--       $(1.94)   $(1.94)    $18.94     11.86%     $1,454
 11/30/01    $18.94    $(0.30)    $(0.94)       $(1.24)         $--       $(0.62)   $(0.62)    $17.08     (7.10)%    $6,104

               RATIO OF NET
  RATIO OF     INVESTMENT
 EXPENSES       INCOME
 TO AVERAGE    TO AVERAGE    PORTFOLIO
NET ASSETS(5)  NET ASSETS    TURNOVER
-------------  -----------   ----------


  1.65%(4)     (1.46)%(4)      105%
  1.65%        (1.01)%         132%
  1.61%        (1.05)%          75%



  2.30%(4)     (2.12)%(4)      105%
  2.30%        (1.66)%         132%
  2.30%        (1.72)%          75%



  2.30%(4)     (2.11)%(4)      105%
  2.30%        (1.67)%         132%
  2.30%        (1.73)%          75%




----------

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load

(3)  Commencement of sale of respective class of shares

(4)  Annualized


(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:


                                                11/30/99  11/30/00  11/30/01
                                                --------  --------  --------
 Small Cap Portfolio Class A .................   1.79%(4)  2.80%      1.71%
 Small Cap Portfolio Class B .................   2.44%(4)  4.13%      2.83%
 Small Cap Portfolio Class II.................   2.44%(4)  4.89%      2.83%

===============================================================================


-------------------------------------------------------------------------------

MID CAP PORTFOLIO

                                     NET
                                  GAIN (LOSS)
                         NET      ON INVEST-      TOTAL      DIVIDENDS  DISTRI-
           NET ASSET   INVEST-    MENTS (BOTH     FROM       FROM NET   BUTIONS             NET ASSET
            VALUE,      MENT       REALIZED      INVEST-      INVEST-    FROM      TOTAL     VALUE,
PERIOD     BEGINNING   INCOME         AND         MENT         MENT     CAPITAL    DISTRI-   END OF       TOTAL
ENDED     OF PERIOD   (LOSS)(1)   UNREALIZED)  OPERATIONS     INCOME     GAINS     BUTIONS   PERIOD      RETURN(2)
-----     ---------   ---------   ----------    ---------     -------   -------    -------   -------     ---------
                                                            CLASS A
                                                            -------
3/31/00-
11/30/00(3)  $12.00    $(0.11)     $0.02       $(0.09)          $--      $(0.48)     $(0.48)   $11.43      (1.15)%
11/30/01     $11.43    $(0.13)    $(0.38)      $(0.51)          $--      $(0.25)     $(0.25)   $10.67      (4.80)%

                                                            CLASS B
                                                            -------

5/1/01-
11/30/01(3)  $11.43    $(0.12)    $(0.69)      $(0.81)          $--         $--         $--    $10.62      (7.09)%

                                                           CLASS II
                                                           --------
5/1/01-
11/30/01(3)  $11.43    $(0.11)    $(0.70)      $(0.81)          $--         $--         $--    $10.62      (7.09)%

                           RATIO OF NET
 NET ASSETS    RATIO OF     INVESTMENT
   END OF      EXPENSES    INCOME (LOSS)
   PERIOD     TO AVERAGE    TO AVERAGE      PORTFOLIO
  (000'S)    NET ASSETS(5)   NET ASSETS      TURNOVER
 ---------  --------------- -----------     ----------


  $  108     1.70%(4)      (1.15)%(4)          137%
  $1,093     1.54%         (1.07)%             113%




  $1,104     2.15%(4)      (1.68)%(4)          113%



  $1,079     2.14%(4)      (1.65)%(4)          113%


---------

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load

(3)  Commencement of sale of respective class of shares

(4)  Annualized

(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                    11/30/00    11/30/01
                                                    --------    ---------
        Mid Cap Portfolio Class A.................   27.75%(4)    3.46%
        Mid Cap Portfolio Class B.................     --         9.79%(4)
        Mid Cap Portfolio Class II................     --        11.35%(4)

-------------------------------------------------------------------------------
MULTI CAP PORTFOLIO



                                   NET
                                GAIN (LOSS)
                        NET      ON INVEST-    TOTAL     DIVIDENDS     DISTRI-
           NET ASSET  INVEST-   MENTS (BOTH    FROM       FROM NET     BUTIONS            NET ASSET           NET ASSETS
            VALUE,     MENT      REALIZED     INVEST-      INVEST-      FROM      TOTAL    VALUE,               END OF
 PERIOD    BEGINNING  INCOME        AND        MENT         MENT       CAPITAL    DISTRI-  END OF     TOTAL    PERIOD
 ENDED     OF PERIOD  (LOSS)(1) UNREALIZED)  OPERATIONS    INCOME       GAINS    BUTIONS   PERIOD    RETURN(2) (000'S)
-------   ----------  -------   -----------  ----------    --------   --------- ---------  -------  --------   --------
                                                             CLASS A
                                                             -------
 3/31/00-
 11/30/00(3)  $18.92  $(0.15)     $0.43        $0.28            $--     $(2.30)  $(2.30)  $16.90      0.69%    $   108
 11/30/01     $16.90  $(0.12)    $(0.94)      $(1.06)           $--     $(0.49)  $(0.49)  $15.35     (6.74)%   $32,571

                                                             CLASS B
                                                             -------
 5/1/01-
 11/30/01(3)  $16.82  $(0.11)    $(1.43)      $(1.54)           $--        $--      $--   $15.28     (9.16)%   $ 6,396

                                                            CLASS II
                                                            --------
 5/1/01-
 11/30/01(3)  $16.82  $(0.11)    $(1.43)      $(1.54)           $--        $--      $--   $15.28     (9.16)%   $ 6,974

               RATIO OF NET
  RATIO OF     INVESTMENT
  EXPENSES    INCOME (LOSS)
TO AVERAGE     TO AVERAGE      PORTFOLIO
NET ASSETS(5)  NET ASSETS      TURNOVER
------------  ------------     ---------



  1.70%(4)      (1.09)%(4)        187%
  1.52%         (0.73)%           122%




  2.19%(4)      (1.40)%(4)        122%




  2.19%(4)      (1.41)%(4)        122%



-----------

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load

(3)  Commencement of sale of respective class of shares

(4)  Annualized

(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:

                                                        1/30/00   11/30/01
                                                       --------   --------
        Multi Cap Portfolio Class A.................   26.55%(4)  1.68%
        Multi Cap Portfolio Class B..................     --      4.00%(4)
        Multi Cap Portfolio Class II.................     --      3.90%(4)

================================================================================

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
REAL ESTATE SECURITIES PORTFOLIO




                                  NET
                                GAIN (LOSS)
                                ON INVEST-     TOTAL    DIVIDENDS   DISTRI-
           NET ASSET     NET    MENTS (BOTH    FROM     FROM NET   BUTIONS          NET ASSET          NET ASSETS
            VALUE,     INVEST-   REALIZED     INVEST-   INVEST-     FROM     TOTAL   VALUE,             END OF
 PERIOD    BEGINNING    MENT        AND        MENT       MENT     CAPITAL  DISTRI-  END OF     TOTAL   PERIOD
 ENDED    OF PERIOD   INCOME(1) UNREALIZED) OPERATIONS  INCOME     GAINS    BUTIONS PERIOD    RETURN(2) (000'S)
 -----     -------   --------   ---------   ---------   ------     ------   ------- ------   ---------  --------
                                                             CLASS A
                                                             -------
 9/8/99-
 11/30/99(3)  $8.80    $0.12     $(0.74)    $(0.62)    $(0.12)    $--     $(0.12)    $8.06    (7.06)%    $  143
 11/30/00     $8.06    $0.41      $1.17      $1.58     $(0.33)    $--     $(0.33)    $9.31    19.81%     $  537
 11/30/01     $9.31    $0.37      $1.02      $1.39     $(0.40)    $--     $(0.40)   $10.30    15.18%     $2,213

                                                             CLASS B
                                                             -------
 9/8/99-
 11/30/99(3)  $8.80    $0.10     $(0.73)    $(0.63)    $(0.12)    $--     $(0.12)   $ 8.05    (7.20)%    $  162
 11/30/00     $8.05    $0.35      $1.17      $1.52     $(0.28)    $--     $(0.28)   $ 9.29    19.14%     $  738
 11/30/01     $9.29    $0.29      $1.04      $1.33     $(0.33)    $--     $(0.33)   $10.29    14.52%     $2,339

                                                            CLASS II
                                                            --------
 9/8/99-
 11/30/99(3)  $8.80    $0.11     $(0.74)    $(0.63)    $(0.12)    $--     $(0.12)   $ 8.05    (7.20)%    $  143
 11/30/00     $8.05    $0.34      $1.18      $1.52     $(0.28)    $--     $(0.28)   $ 9.29    19.14%     $1,016
 11/30/01     $9.29    $0.27      $1.06      $1.33     $(0.33)    $--     $(0.33)   $10.29    14.52%     $2,441

              RATIO OF NET
  RATIO OF    INVESTMENT
 EXPENSES     INCOME (LOSS)
TO AVERAGE     TO AVERAGE      PORTFOLIO
NET ASSETS(5)   NET ASSETS     TURNOVER
------------   ------------    ---------



  1.65%(4)       6.13%(4)       100%
  1.65%          4.29%           66%
  1.65%          3.66%           67%



  2.30%(4)       5.48%(4)       100%
  2.30%          3.90%           66%
  2.30%          2.96%           67%



  2.30%(4)       5.61%(4)       100%
  2.30%          3.76%           66%
  2.30%          2.95%           67%

--------------

(1)  Calculated based upon average shares outstanding

(2)  Total return is not annualized and does not reflect sales load

(3)  Commencement of sale of respective class of shares

(4)  Annualized

(5) Ratio presented above represents expenses net of reimbursement. Ratio of expenses to average net assets before expense reimbursements, as follows:


                                                11/30/99    11/30/00   11/30/01
                                                --------    --------   --------
 Real Estate Securities Portfolio Class A....... 1.83%(4)     5.07%     2.80%
 Real Estate Securities Portfolio Class B....... 2.48%(4)     7.15%     3.56%
 Real Estate Securities Portfolio Class II...... 2.48%(4)     8.79%     3.27%

===============================================================================

FOR MORE INFORMATION
-------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

     ANNUAL AND SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on Portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance during the applicable period.

     STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios by contacting:

         SunAmerica Fund Services, Inc.
         Mutual Fund Operations
         The SunAmerica Center
         733 Third Avenue
         New York, New York  10017-3204
         1-800-858-8850, extension 5125

or

by calling your broker or financial advisor.



Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (202) 942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.



You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.




DISTRIBUTOR:  SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT

File No. 811-07881

BRPRO-2/02





                                                      [AIG Logo]SunAmerica
                                                                Capital Services

                               BRAZOS MUTUAL FUNDS
                       Statement of Additional Information

                             dated February 11, 2002

5949 Sherry Lane, Suite 1600                      General Marketing and
Dallas, TX 75225                                  Shareholder Information
                                                  (800) 858-8850

     Brazos Mutual Funds (the "Company") is a mutual fund consisting of multiple investment funds. This Statement of Additional Information relates to: Classes A, B, II and Y shares of Brazos Micro Cap Portfolio, Brazos Small Cap Portfolio, Brazos Mid Cap Portfolio, Brazos Multi Cap Portfolio, and Brazos Real Estate Securities Portfolio. Each Portfolio has distinct investment objectives and strategies.

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the relevant Company Prospectus dated February 11, 2002. To obtain a Prospectus free of charge, please call the Company at (800) 858-8850 (with respect to Classes A, B and II shares) or (800) 426-9157 (with respect to Class Y shares). Each Company Prospectus is incorporated by reference into this Statement of Additional Information. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectuses.

                                TABLE OF CONTENTS
                                                                          PAGE

History of the Portfolios...................................................B-2
Investment Objectives and Policies..........................................B-2
Investment Restrictions....................................................B-24
Trustees and Officers......................................................B-26
Adviser, Personal Trading, Distributor and Administrator...................B-36
Portfolio Transactions and Brokerage.......................................B-44
Additional Information Regarding Purchase of Class A, B and II Shares......B-47
Additional Information Regarding Purchase of Class Y Shares................B-54
Additional Information Regarding Redemption of Shares..................... B-55
Exchange Privilege-- Class A, B and II Shares..............................B-56
Exchange Privilege-- Class Y Shares........................................B-57
Determination of Net Asset Value...........................................B-58
Performance Data...........................................................B-58
Dividends, Distributions and Taxes.........................................B-64
Retirement Plans...........................................................B-67
Description of Shares......................................................B-68
Additional Information.....................................................B-70
Financial Statements.......................................................B-70
Appendix...............................................................Appendix

     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectuses, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company, the Adviser or the Distributor. This Statement of Additional Information and the Prospectuses do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

     This Statement of Additional Information relates to: Brazos Micro Cap Portfolio, Brazos Small Cap Portfolio, Brazos Mid Cap Portfolio, Brazos Multi Cap Portfolio and Brazos Real Estate Securities Portfolio (each, a "Portfolio," and collectively, the "Portfolios") of Brazos Mutual Funds, a Delaware business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

                            HISTORY OF THE PORTFOLIOS


     The Company was organized as a Delaware business trust on October 28, 1996. The Company's principal office is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. Brazos Mutual Funds is a diversified open-end management investment company.

     Shares of the Brazos Micro Cap Portfolio are offered only to (i) existing shareholders of the Micro Cap Portfolio, (ii) qualified retirement plans and their participants and (iii) certain institutional customers, in the discretion of management. In addition, the Company reserves the right to reject purchase orders when in the judgment of management the rejection is in the best interests of the Company. Persons who are shareholders of other Portfolios of the Company or any other fund distributed by the Distributor are not permitted to acquire shares of the Micro Cap Portfolio by exchange. Distributions to all shareholders of the Micro Cap Portfolio will continue to be reinvested unless a shareholder has elected otherwise. The Adviser reserves the right to reopen the Micro Cap Portfolio to new investments at any time or to further restrict sales of its shares.


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives and policies of the Portfolios are described in the Prospectuses. Certain types of securities in which the Portfolios may invest and certain investment practices that the Portfolios may employ are described in the Prospectuses and are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.


     ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements that have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

     A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


     For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, among other things, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

     Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934, as amended, is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees have delegated to the Adviser the function of making day to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.


     REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Trustees. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to the repurchase price, including accrued interest, or 102% of the repurchase price if such securities mature in more than one year. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

     REVERSE REPURCHASE AGREEMENTS. Each Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Portfolio then invests the proceeds from the transaction in another obligation in which the Portfolio is authorized to invest. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. In order to minimize any risk involved, the Portfolio will segregate cash or liquid securities in an amount at least equal in value to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

     FIXED INCOME SECURITIES. Each Portfolio may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in debt securities, mainly obligations issued by governments and money market instruments, without regard to the maturities of such securities.


     Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

     The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

     "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or
Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

     Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

     SHORT-TERM AND TEMPORARY DEFENSIVE INSTRUMENTS. In addition to their primary investments, each Portfolio, except as described below, may also invest 5% to 10% under normal circumstances of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Portfolio, except as described below, may invest up to 100% of its total assets in fixed income securities, including money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

     Subject to the limitations described above and below, the following is a description of the types of money market and fixed income securities in which the Portfolios may invest:


     U.S. GOVERNMENT SECURITIES. See the section entitled "U.S Government Securities" below.


     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. A Portfolio's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. A Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, a Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization. The Portfolios will generally purchase commercial paper only of companies of medium to large capitalizations (i.e., $1 billion or more).

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.


     Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.


     CORPORATE OBLIGATIONS. Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

     REPURCHASE AGREEMENTS. See the section entitled "Repurchase Agreements" above.

     U.S. GOVERNMENT SECURITIES. Each Portfolio may invest in U.S. Treasury securities including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. Government to be paid in full.

     Such a Portfolio may also invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the United States.


     Such a Portfolio may also invest in securities issued by U.S. Government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal Land Banks, Central Bank for Cooperatives, and Federal Intermediate Credit Banks. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.

     INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the relevant Prospectus, the Small Cap Portfolio and the Micro Cap Portfolio will invest, and the other Portfolios may invest, in the securities of small and micro cap companies. Micro Cap generally refers to a capitalization of $600 million or lower or a capitalization of companies represented in the lower 50% of the Russell 2000 Index. Small cap generally refers to a capitalization of $500 million to $2.5 billion or a capitalization of companies represented in the Russell 2000 Index. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies. The Real Estate Securities Portfolio may invest in securities of companies which have limited operating histories and may not yet be profitable. The Real Estate Securities Portfolio will not invest in companies which together with predecessors have operating histories of less than three years if immediately thereafter and as a result of such investment the value of the Real Estate Securities Portfolio's holdings of such securities (other than securities of companies principally engaged in the real estate industry) exceeds 20% of the value of the Real Estate Securities Portfolio's total assets. Although not an investment policy of the Real Estate Securities Portfolio, it is anticipated that under normal circumstances, approximately 10% to 15% of the companies principally engaged in the real estate industry in which the Real Estate Securities Portfolio invests will have operating histories of less than three years.

     Companies with market capitalization of $2.5 billion to $12 billion or the capitalization of companies represented in the S&P MidCap 400 Index ("Mid-Cap Companies"), may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Mid Cap Portfolio will invest, and the other Portfolios may invest, in the securities of mid-cap companies.


     WARRANTS AND RIGHTS. Each Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration (generally two or more years). Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase or sell such securities on a "when-issued" or "delayed delivery" basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash, U.S. Government securities, other high grade debt obligations or other liquid securities at least equal to the value of purchase commitments until payment is made. With respect to securities sold on a delayed-delivery basis, a Portfolio will either segregate the securities sold or liquid assets of a comparable value.


     A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purpose of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to a Portfolio.


     When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and failing prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.


     FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Although foreign securities are generally not expected to constitute a significant portion of any Portfolio's investment portfolio, each Portfolio is authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.


     Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the

United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

     Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, the Portfolios may invest in securities denominated in other currency "baskets."

     Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (i.e., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide potentially higher rates of return to investors. The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.


     Because a Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Company does not price its shares, the value of such Portfolio's shares may change on days when a shareholder will not be able to purchase or redeem shares.

     LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


     Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.


     DERIVATIVES STRATEGIES. Each Portfolio may write (i.e., sell) call options ("calls") on securities traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. All such calls written by a Portfolio must be "covered" while the call is outstanding (i.e., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.


     Each Portfolio also may write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Portfolio at the stated exercise price. The Portfolio will receive a premium for writing a put option that increases the Portfolio's return. The Portfolios write only covered put options, which means that so long as a Portfolio is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

     HEDGING STRATEGIES. For hedging purposes as a temporary defensive maneuver, each Portfolio, except as described below, may also use interest rate futures contracts, foreign currency futures contracts, and stock and bond index futures contracts (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"). All puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by the Portfolio will be listed on a national securities or commodities exchange or on U.S. over-the-counter markets. Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations. A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts, together with obligations to purchase options, would exceed 20% of its total assets.


     A Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Portfolio's portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Portfolios may use is provided below.

OPTIONS

     OPTIONS ON SECURITIES. As noted above, each Portfolio may write and purchase call and put options (including yield curve options) on futures contracts, equity and debt securities.


     When a Portfolio writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. In such instance, the Portfolio retains the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.


     OPTIONS ON FOREIGN CURRENCIES. Each Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security that the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a

Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

     OPTIONS ON SECURITIES INDICES. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.


FUTURES AND OPTIONS ON FUTURES


     FUTURES. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Company's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.


     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, a Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position, which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.


     OPTIONS ON FUTURES. As noted above, certain Portfolios may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")


     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.


FORWARD CONTRACTS


     Each Portfolio may engage in Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

     A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Portfolio will not speculate with Forward Contracts or foreign currency exchange rates.

     A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Portfolio's portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). The Portfolios may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

     A Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

         ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE

     The Company's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

     An option position may be closed out only on a market that provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, each Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.


                    REGULATORY ASPECTS OF HEDGING INSTRUMENTS


     Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided, that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Each Portfolio intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.


                        POSSIBLE RISK FACTORS IN HEDGING


     Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used.

     In addition to the risks discussed above, there is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Portfolio's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.


     SHORT SALES. Each Portfolio may seek to hedge investments or realize additional gains through short sales. A Portfolio may make short sales, which are transactions in which a Portfolio sells a security it does not own, in anticipation of a decline in the market value of the security. To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, a Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales.

     A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses a Portfolio may be required to pay in connection with a short sale.

     No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. Each Portfolio similarly will limit its short sales of the securities of any single issuer if the market value of the securities that have been sold short would exceed two percent (2%) of the value of a Portfolio's net equity or if such securities would constitute more than two percent (2%) of any class of the issuer's securities.

     Whenever a Portfolio engages in short sales, its custodian segregates an amount of cash or U.S. Government securities or other high-grade liquid debt securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount deposited in it plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.


     Each Portfolio may make "short sales against the box." A short sale is effected by selling a security that the Portfolio does not own. A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. A Portfolio may not enter into a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales. A Portfolio generally will recognize any gain (but not loss) for federal income tax purposes at the time that it makes a short sale against the box.

PORTFOLIO TURNOVER. It is expected that the annual portfolio turnover rate for the Portfolios will generally not exceed 150% (except for the Real Estate Securities Portfolio which will generally not exceed 200%). For the fiscal year ended November 30, 2001, the annual portfolio turnover rate did not exceed 150% for the Micro Cap, Small Cap, Mid Cap and Multi Cap Portfolios and 200% for the Real Estate Securities Portfolio. For the fiscal year ended November 30, 2000, the portfolio turnover rates for the Micro Cap and Multi Cap Portfolios were 159% and 187%, respectively, due to the volatility inherent in managing small company securities. In addition to Portfolio trading costs, higher rates (100% or more) of portfolio turnover may result in the realization of capital gains, a portion of which may be short-term or mid-term gains. See "DIVIDENDS, DISTRIBUTIONS AND TAXES" for information on taxation. The Portfolios will not normally engage in short-term trading, but each reserves the right to do so. The tables set forth in the "Financial Highlights" section of each Prospectus present the historical turnover rates for the Portfolios.

     INVESTMENT COMPANIES. Each Portfolio reserves the right to invest up to 10% of its total assets, calculated at the time of investment, in securities of other open-end or closed-end investment companies. No more than 5% of an investing Portfolio's total assets may be invested in securities of any one investment company nor may it acquire more than 3% of the voting securities of any investment company. A Portfolio will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to its advisory fee.

     FUTURE DEVELOPMENTS. Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. Each Portfolio's Prospectus and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.


                             INVESTMENT RESTRICTIONS

     Each Portfolio is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Portfolio's outstanding voting securities (as defined in the 1940 Act). Unless otherwise indicated, all percentage limitations apply to each Portfolio on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

     Under the following fundamental restrictions, no Portfolio may:


     (1) with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in the securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the government of the U.S. or any agency or instrumentality thereof)(the foregoing does not apply to the Real Estate Securities Portfolio as set forth below);

     (2) with respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer (the foregoing does not apply to the Real Estate Securities Portfolio as set forth below);


     (3) borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Portfolio's gross assets valued at the lower of market or cost, and the Portfolio may not purchase additional securities when borrowings exceed 5% of total gross assets; or

     (4) pledge, mortgage or hypothecate any of its assets to an extent greater than 33 1/3% of its total assets at fair market value;

     (5)  invest in physical commodities or contracts on physical commodities;

     (6) purchase or sell real estate or real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate; additionally, the Real Estate Securities Portfolio may purchase and sell mortgage-related securities and liquidate real estate acquired as a result of default on a mortgage and may invest in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans;

     (7) make loans except (i) by purchasing debt securities in accordance with its investment objectives; (ii) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Commission thereunder and (iii) as otherwise permitted by exemptive order of the Commission;

     (8)  underwrite the securities of other issuers;

     (9) issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Portfolio from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into options, futures or repurchase transactions;

     (10) invest in futures and/or options on futures unless (i) not more than 5% of the Portfolio's assets are required as deposit to secure obligations under such futures and/or options on futures contracts, provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing such 5%; and (ii) not more than 20% of a Portfolio's assets are invested in futures and options;

     (11) purchase on margin except as specified in (10) above;

     (12) invest more than an aggregate of 15% of the net assets of a Portfolio, determined at the time of investment, in securities subject to legal or contractual restrictions on resale or securities for which there are no readily available markets.


In addition, each Portfolio (other than the Real Estate Securities Portfolio) adopted a fundamental policy that it will not acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of the Portfolio's total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments issued by U.S. banks when the Portfolio adopts a temporary defensive position. The Real Estate Securities Portfolio adopted a fundamental policy that its investments will be concentrated in the real estate industry, which means that it will invest more than 25% of its assets in that industry. The Real Estate Securities Portfolio is "non-diversified," which means that as to 50% of its assets, the Real Estate Securities Portfolio may invest up to 5% of its assets in securities of any one issuer and such issuer's securities may not be more than 10% of the outstanding voting securities of the issuer, at the time of acquisition. As to its remaining assets, not more than 25% of the Real Estate Securities Portfolio's assets may be invested in the securities of any one issuer.

In addition, as to its remaining assets, JMIC typically seeks to reduce risk by limiting the Real Estate Securities Portfolio's holdings of a certain stock to an amount less than or equal to the number of shares traded on the market by all traders during the last ten business days prior to purchase.

                              TRUSTEES AND OFFICERS

     The business and affairs of the Company are managed under the direction of the Company's Board of Trustees in accordance with the laws of the State of Delaware and the Company's Declaration of Trust. Information pertaining to the Trustees and Officers of the Company is set forth below. Trustees who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Company are referred to as "Interested Trustees."

     Each trustee holds  offices for an  indefinite  term until the earliest of:
(a) the election of his successor; (b) the date a trustee dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction or is removed by a majority of the Board of Trustees in accordance with the Company's Declaration of Trust; or (c) the Company terminates. Each officer holds office for an indefinite term until the earliest of: (a) the election of his successor;
(b) the date an officer dies, resigns or is removed by the Board of Trustees in accordance with the Company's By-laws; or (c) the Company terminates.




                                                                                  NUMBER OF
                                                                                  PORTFOLIOS IN
                                POSITION(S)  LENGTH OF                            FUND COMPLEX
                                HELD WITH    TIME       PRINCIPAL OCCUPATION(S)   OVERSEEN BY      OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           COMPANY      SERVED     DURING PAST 5 YEARS       TRUSTEE(1)       HELD BY TRUSTEE(2)
---------------------           --------     ------     -------------------       -------          -------------------

INDEPENDENT TRUSTEES

George W. Gau, 54               Trustee      3          Professor of Finance,     6                Chairman of the Board
8009 Long Canyon Drive                                  George S. Watson                           and Chief Executive
Austin, Texas 78730                                     Centennial Professor in                    Officer, The MBA
                                                        Real Estate, College and                   Investment Fund,
                                                        Graduate School of                         L.L.C., a $10 million
                                                        Business, University of                    fund that is the
                                                        Texas at Austin since                      first private
                                                        September 1988.  J.                        investment company to
                                                        Ludwig Mosle Centennial                    be managed by
                                                        Memorial Professor in                      students, since 1994.
                                                        Investments and Money
                                                        Management, since 1996;
                                                        Chairman of the Board
                                                        and Chief Executive
                                                        Officer, The MBA
                                                        Investment Fund, L.L.C.,
                                                        a $10 million fund that
                                                        is the first private
                                                        investment company to be
                                                        managed by students,
                                                        since 1994.




                                                                                  NUMBER OF
                                                                                  PORTFOLIOS IN
                                POSITION(S)  LENGTH OF                            FUND COMPLEX
                                HELD WITH    TIME       PRINCIPAL OCCUPATION(S)   OVERSEEN BY      OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           COMPANY      SERVED     DURING PAST 5 YEARS       TRUSTEE(1)       HELD BY TRUSTEE(2)
---------------------           --------     ------     -------------------       -------          ------------------
John J. Massey, 62              Trustee      5          Private investor;         6                Corporate director:
4004 Windsor Avenue                                     Corporate director:                        Bank of the
Dallas, Texas 75205                                     Bank of the Southwest,                     Southwest, Hill
                                                        Hill Bancshares                            Bancshares Holdings,
                                                        Holdings, Inc., FSW                        Inc., FSW Holdings,
                                                        Holdings, Inc., National                   Inc., National Health
                                                        Health Insurance                           Insurance
                                                        Corporation, Inc., and                     Corporation, Inc.,
                                                        Central Texas Bankshares                   and Central Texas
                                                        Holdings, Inc.; Senior                     Bankshares Holdings,
                                                        Investment Adviser for                     Inc.; Senior
                                                        The Crossroads Group and                   Investment Adviser
                                                        Chairman of the Board                      for The Crossroads
                                                        and Chief Executive                        Group and Chairman of
                                                        Officer of Life Partners                   the Board and Chief
                                                        Group, Inc. until August                   Executive Officer of
                                                        1996.                                      Life Partners Group,
                                                                                                   Inc. until August
                                                                                                   1996.


David M. Reichert, 62           Trustee      5          Private Investor;         6                None
7415 Stonecrest Drive                                   formerly Senior Vice
Dallas, Texas 75240                                     President of Moffet
                                                        Capital Management
                                                        Corp., an investment
                                                        counseling firm, from
                                                        January 1995 until June
                                                        1996.

INTERESTED TRUSTEE

Dan L. Hockenbrough,(3) 42      Trustee,     5           President of Pembrook    6                None
5949 Sherry Lane                President,               Securities, Inc. since
Suite 1600                      Treasurer                1999; Partner of John
Dallas, Texas 75225             and Chief                McStay Investment
                                Financial                Counsel, L.P., since
                                Officer                  2000; Business Manager
                                                         of John McStay
                                                         Investment Counsel, L.P.
                                                         since August 1996.





                                                                                  NUMBER OF
                                                                                  PORTFOLIOS IN
                                POSITION(S)  LENGTH OF                            FUND COMPLEX
                                HELD WITH    TIME       PRINCIPAL OCCUPATION(S)   OVERSEEN BY      OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           COMPANY      SERVED     DURING PAST 5 YEARS       TRUSTEE(1)       HELD BY TRUSTEE(2)
---------------------           --------     ------     -------------------       -------          -------------------
OFFICERS

Patricia A. Hundley, 50         Vice         5          Partner of John McStay    N/A              N/A
5949 Sherry Lane,               President,              Investment Counsel,
Suite 1600                      Secretary               L.P., since 1993.
Dallas, Texas  75225            and
                                Compliance
                                Officer

Loren J. Soetenga, 32           Vice         4          Partner of John McStay
5949 Sherry Lane                President               Investment Counsel,       N/A              N/A
Suite 1600                                              L.P., since 1999
Dallas, Texas 75225


Peter C. Sutton, 37             Vice         3          Senior Vice President,
The SunAmerica Center           President               SAAMCo since April 1997;  N/A              N/A
733 Third Avenue                and                     Treasurer, SunAmerica
New York, NY  10017-3204        Assistant               Equity Funds, SunAmerica
                                Treasurer               Income Funds and
                                                        SunAmerica Money Market
                                                        Funds since February
                                                        1996, Anchor Series
                                                        Trust since 1994,
                                                        SunAmerica Style Select
                                                        Series, Inc. since
                                                        September 1996 and
                                                        SunAmerica Strategic
                                                        Investment Series, Inc.
                                                        since December 1998;
                                                        Vice President and
                                                        Treasurer of SunAmerica
                                                        Series Trust and Anchor
                                                        Pathway Fund since 1999;
                                                        Vice President and
                                                        Treasurer, Seasons
                                                        Series Trust since
                                                        April 1997.





                                                                                  NUMBER OF
                                                                                  PORTFOLIOS IN
                                POSITION(S)  LENGTH OF                            FUND COMPLEX(1)
                                HELD WITH    TIME       PRINCIPAL OCCUPATION(S)   OVERSEEN BY      OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           COMPANY      SERVED     DURING PAST 5 YEARS       TRUSTEE          HELD BY TRUSTEE(2)
---------------------           --------     ------     -------------------       -------          -------------------
M. Rosalie Buenaventura, 37     Assistant    2          Assistant General        N/A              N/A
The SunAmerica Center           Secretary               Counsel, SAAMCo,
733 Third Avenue                                        since January 2002; Vice
New York, NY  10017-3204                                President and General
                                                        Counsel, AIG Financial
                                                        Advisor Services, Inc.,
                                                        since March 2001;
                                                        Associate Counsel,
                                                        SAAMCo, from August 1999
                                                        to December 2001;
                                                        Associate, Brown & Wood
                                                        LLP from 1991 to 1999.






---------------

    (1.) The "Fund Complex" consists of all registered investment companies for which the Adviser serves as investment adviser and includes the Brazos Insurance Funds. In addition to the Company (5 portfolios), each Trustee also serves as a Trustee of the Brazos Insurance Funds (1 portfolio). In addition to the Company, Mr. Hockenbrough serves as President, Chief Financial Officer and Treasurer of the Brazos Insurance Funds.

    (2.) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

    (3.) Mr. Hockenbrough is considered to be an Interested Trustee because he serves as an officer of the Company and is a partner and manager of the Adviser.


STANDING BOARD COMMITTEES

     The Board of Trustees has established two committees, i.e., Audit and Nominating.

     The Audit Committee annually considers the engagement and compensation of the Company's independent auditors, oversees the audit process and reviews with the auditors the scope and results of the audit of the Company's financial statements. The Audit Committee consists of all of the Independent Trustees. The Audit Committee met twice during the fiscal year ended November 30, 2001.

     The Nominating Committee is responsible for the selection and nomination of candidates for appointment or election to serve as trustees. The Nominating Committee consists of all of the three Independent Trustees. There were two meetings of the Nominating Committee during the fiscal year ended November 30, 2001.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each trustee in the Company and the Brazos Insurance Funds.

INDEPENDENT TRUSTEES


-------------------------------- --------------------------------------------------- ----------------------------------
                                                                                              AGGREGATE DOLLAR RANGE
                                                                                                         OF
                                                                                              EQUITY SECURITIES IN ALL
                                                      DOLLAR RANGE OF                          PORTFOLIOS IN COMPLEX(2)
            NAME OF TRUSTEE                 EQUITY SECURITIES IN THE PORTFOLIOS(1)              OVERSEEN BY TRUSTEE
            ---------------                 --------------------------------------              -------------------
-----------------------------------------------------------------------------------------------------------------------
George W. Gau                    Micro Cap $ 0 - 10,000                              $ 0 - 10,000
-----------------------------------------------------------------------------------------------------------------------
John H. Massey                   Real Estate Securities $ 50,001 - 100,000           $ 50,001 -100,000
-----------------------------------------------------------------------------------------------------------------------
David M. Reichert                Micro Cap  $ >100,000
--------------------------------------------------------------------------------
                                 Small Cap  $ >100,000
--------------------------------------------------------------------------------
                                 Mid Cap    $ 50,001 - 100,000
--------------------------------------------------------------------------------
                                 Multi Cap  $ >100,000                               $ >100,000
-----------------------------------------------------------------------------------------------------------------------


INTERESTED TRUSTEE


------------------------------- --------------------------------------------- ----------------------------------------
                                                                              AGGREGATE DOLLAR RANGE OF
                                                                              EQUITY SECURITIES IN ALL
                                DOLLAR RANGE OF                               PORTFOLIOS IN COMPLEX OVERSEEN BY
NAME OF TRUSTEE                 EQUITY SECURITIES IN THE PORTFOLIOS(1)        TRUSTEE(2)
---------------                 --------------------------------------        ----------

-----------------------------------------------------------------------------------------------------------------------
Dan L. Hockenbrough             Micro Cap $ >100,000
                                ---------------------------------------------
                                Small Cap $ 10,001 - 50,000
                                ---------------------------------------------
                                Mid Cap $ 50,001 - 100,000
                                ---------------------------------------------
                                Multi Cap $ 50,001 - 100,000                  $ >100,000
------------------------------- ---------------------------------------------------------------------------------------


-------------
(1) Includes the value of shares beneficially owned by each Trustee in each Portfolio as of December 31, 2001. Where a Portfolio is not listed with respect to a Trustee, the Trustee held no shares of the Portfolio.

(2) Includes the Company (5 Portfolios) and the Brazos Insurance Funds (1 Portfolio).

     Trustees and officers of the Company are also Trustees and officers of some or all of the other investment companies managed, administered or advised by John McStay Investment Counsel, L.P. (the "Adviser") or its affiliates.

     As of December 31, 2001, no Independent Trustee or his/her immediate family members owned beneficially or of record any securities of the Adviser or Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with such entities.

     The Company pays each Trustee, who is not also an officer or affiliated person, a $2,200 quarterly retainer fee per Portfolio which currently amounts to $11,000 per quarter. In addition, each unaffiliated Trustee receives a fee of $5,000 per in-person meeting and a fee of $1,500 per telephonic meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Company. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Company's officers and employees are paid by either the Adviser or the Administrator (as defined below) and receive no compensation from the Company. The following table shows aggregate compensation paid to each of the Trustees for the fiscal period ended November 30, 2001.

                               COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------
                                                                  (3)
                                                               PENSION OR                                     (5)
                                            (2)                RETIREMENT               (4)            TOTAL COMPENSATION
               (1)                       AGGREGATE          BENEFITS ACCRUED      ESTIMATED ANNUAL      FROM COMPANY AND
          NAME OF PERSON                COMPENSATION       AS PART OF COMPANY      BENEFITS UPON       FUND COMPLEX PAID
             POSITION                   FROM COMPANY            EXPENSES             RETIREMENT           TO TRUSTEES*
-----------------------------------------------------------------------------------------------------------------------
George W. Gau                             $46,000                 -0-                   -0-                 $59,750
Trustee
-----------------------------------------------------------------------------------------------------------------------
Dan L. Hockenbrough                         -0-                   -0-                   -0-                   -0-
Trustee
-----------------------------------------------------------------------------------------------------------------------
John H. Massey                            $46,000                 -0-                   -0-                 $59,750
Trustee
-----------------------------------------------------------------------------------------------------------------------
David M. Reichert                         $46,000                 -0-                   -0-                 $59,750
Trustee
-----------------------------------------------------------------------------------------------------------------------


* Includes information for the Company and Brazos Insurance Funds.

PRINCIPAL HOLDERS OF SECURITIES

     As of January 15, 2002, the Trustees and officers of the Company owned in the aggregate less than 1% of each class of the Company's total outstanding shares.

     The following shareholders owned of record or beneficially 5% or more of the indicated Portfolio's class of shares outstanding as of January 15, 2002:

                       MICRO CAP PORTFOLIO, CLASS Y SHARES

     Charles Schwab & Co. Inc.                                        29%
     Special Custody Account for the Exclusive
     Benefit of Customers
     Attn:  Mutual Fund Operations
     101 Montgomery Street
     San Francisco, CA 94104-4122

     Mac & Co.                                                            6%
     Mutual Fund Operations
     P.O. Box 3198
     Pittsburgh, PA 15230-3198

                       MICRO CAP PORTFOLIO, CLASS B SHARES

     Merrill Lynch, Pierce, Fenner & Smith, Inc.                          8%
     for the Sole Benefit of its Customers
     Attn:  Service Team
     4800 Deer Lake Drive East, 2nd Floor
     Jacksonville, FL 32246-6486

                       SMALL CAP PORTFOLIO, CLASS Y SHARES

     Charles Schwab & Co. Inc.                                           13%
     Special Custody Account for the Exclusive
     Benefit of Customers
     Attn:  Mutual Fund Operations
     101 Montgomery Street
     San Francisco, CA 94104-4122

                       SMALL CAP PORTFOLIO, CLASS A SHARES

     American Home Assurance Co.                                         81%
     Attn:  Frank Curran
     The SunAmerica Center
     733 Third Avenue, 4th Floor
     New York, NY 10017-3209

                       SMALL CAP PORTFOLIO, CLASS B SHARES

     Merrill Lynch, Pierce, Fenner & Smith, Inc.                          6%
     for the Sole Benefit of its Customers
     Attn:  Service Team
     4800 Deer Lake Drive East, 2nd Floor
     Jacksonville, FL 32246-6486

                      SMALL CAP PORTFOLIO, CLASS II SHARES

     NFSC Febo                                                            6%
     Myrtis L Nims
     9924 Debra Drive
     River Ridge, LA 70123-1564

                        MID CAP PORTFOLIO, CLASS Y SHARES

     Buffalo Fine Arts Academy                                            7%
     Robert F. Dickerson Controller
     1285 Elmwood Avenue
     Buffalo, NY 14222-1003

     R D Hubbard                                                          5%
     73-405 El Paseo #32D
     Palm Desert, CA 92260-4214

                        MID CAP PORTFOLIO, CLASS A SHARES

     SunAmerica Asset Management Corp.                                    5%
     Attn: Manpratap Shiwnath
     733 Third Avenue, 4th Floor
     New York, NY 10017-3204

     SunAmerica Trust Co. Custodian                                       8%
     FBO Jesus P. Vasquez
     IRA Rollover
     631 W. Camino Real Ave.
     Arcadia, CA 91007-7902

                        MID CAP PORTFOLIO, CLASS B SHARES

     Donaldson Lufkin Jenrette Securities Corp Inc.                       5%
     P.O. Box 2052
     Jersey City, NJ 07303-2052

     NFSC Febo                                                            5%
     Donald A. Synborski
     Teresina L. Synborski
     9 Premier Drive
     Londonderry, NH 03053-6122

     NFSC Febo                                                            5%
     P. Kelly Tripucka
     14 Devon Road
     Boonton, NJ 07005-9305

     Painewebber                                                         10%
     for the Benefit of The A.L. Limited Partnership
     24 Georgiana Drive
     Cumberland, RI 02864-1106

     SunAmerica Asset Management Corp.                                    5%
     Attn:  Frank Curran
     The SunAmerica Center
     733 Third Avenue, 4th Floor
     New York, NY 10017-3209


                       MID CAP PORTFOLIO, CLASS II SHARES

     Resources Trust Co. Tr.                                              7%
     IRA FBO Ronald C. Glatt
     P.O. Box 5900
     Denver, CO 80217-5900

     SunAmerica Asset Management Corp.                                    6%
     Attn:  Frank Curran
     The SunAmerica Center
     733 Third Avenue, 4th Floor
     New York, NY 10017-3209

                       MULTI CAP PORTFOLIO, CLASS Y SHARES

     R D Hubbard                                                          5%
     73-405 El Paseo #32D
     Palm Dessert, CA 92260-4214

     US Trust Company NA Custodian                                       10%
     FBO Community Foundation
     Silicon Valley
     4380 SW Macadam Avenue, Ste. 450
     Portland, OR 97201-6407

                       MULTI CAP PORTFOLIO, CLASS A SHARES

     American Home Assurance Co.                                         73%
     Attn:  Frank Curran
     The SunAmerica Center
     733 Third Avenue, 4th Floor
     New York, NY 10017-3204

                      MULTI CAP PORTFOLIO, CLASS II SHARES

     Merrill Lynch, Pierce, Fenner & Smith, Inc.                          5%
     for the Sole Benefit of its Customers
     Attn:  Service Team
     4800 Deer Lake Drive East, 2nd Floor
     Jacksonville, FL 32246-6486

                REAL ESTATE SECURITIES PORTFOLIO, CLASS Y SHARES

     Charles Schwab & Co. Inc.                                            8%
     Special Custody Account for the Exclusive
     Benefit of Customers
     Attn:  Mutual Fund Operations
     101 Montgomery Street
     San Francisco, CA 94104-4122

     Edison Institute                                                     5%
     DBA Henry Ford Museum & Greenfield Village
     20900 Oakwood Blvd.
     Dearborn, MI 48124-4088

     Lafayette College                                                   10%
     Attn: Rosemary Bader, Asst. Treasurer
     234 Markle Hall
     Easton, PA 18042

     National Financial Serv Corp                                         6%
     Attn:  5th Floor Mutual Funds
     200 Liberty Street
     New York, NY 10281-1003

     The Lemelson Foundation                                              9%
     930 Tahoe Blvd #802
     Incline Village, NV 89451-9488

                REAL ESTATE SECURITIES PORTFOLIO, CLASS A SHARES

     SunAmerica Asset Management Corp.                                    7%
     Attn: Manpratap Shiwnath
     733 Third Avenue, 4th Floor
     New York, NY 10017-3204

     Western Growers Association-SAF                                      5%
     Harvey Labko/Matt McInerney
     Don Dressler/David Moore Ttees
     P.O. Box 2130
     Newport Beach, CA 92658-8944

                REAL ESTATE SECURITIES PORTFOLIO, CLASS B SHARES

     SunAmerica Asset Management Corp.                                    7%
     Attn: Frank Curran
     The SunAmerica Center
     733 Third Avenue, 4th Floor
     New York, NY 10017-3204

     Merrill Lynch, Pierce, Fenner & Smith, Inc.                         10%
     for the Sole Benefit of its Customers
     Attn: Service Team
     4800 Deer Lake Drive East, 2nd Floor
     Jacksonville, FL 32246-6486

                REAL ESTATE SECURITIES PORTFOLIO, CLASS II SHARES

     SunAmerica Asset Management Corp.                                    7%
     Attn: Frank Curran
     The SunAmerica Center
     733 Third Avenue, 4th Floor
     New York, NY 10017-3204

                           ADVISER, PERSONAL TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

     THE ADVISER. John McStay Investment Counsel, L.P. ("JMIC" or the "Adviser"), which was formed in 1983, is located at 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225. JMIC acts as adviser to each of the Portfolios pursuant to (i) the Investment Advisory Agreements dated June 25, 1999, as amended, between the Adviser and the Company, on behalf of the Micro Cap Portfolio, Small Cap Portfolio, Multi Cap Portfolio and Real Estate Securities Portfolio, and (ii) the Investment Advisory Agreement dated October 14, 1999, as amended, between the Adviser and the Company, on behalf of the Mid Cap Portfolio (together, the "Advisory Agreements").

     On June 30, 1999, JMIC reorganized and completed the sale of an 80% interest in JMIC to American International Group, Inc. ("AIG") resulting in JMIC becoming a majority owned indirect subsidiary of AIG and minority owned by the employees of JMIC. AIG is the leading U.S.-based international insurance organization. AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. As of December 31, 2001, JMIC had $5.4 billion in assets under management.

     Under the Advisory Agreements, the Adviser manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by the Adviser will at all times be subject to the policies and control of the Trustees.

     Except to the extent otherwise specified in the Advisory Agreements, each Portfolio pays, or causes to be paid, all other expenses of the Company and each of the Portfolios, including, without limitation, brokerage commissions and all other costs of the Company's operation.

     As compensation for services rendered by the Adviser under the Advisory Agreements, the Portfolios pay the Adviser an annual fee in monthly installments, calculated by applying the following annual percentage rates to the Portfolios' average daily net assets for the month:


  Micro Cap Portfolio...........................................1.20%
  Small Cap Portfolio...........................................0.90%
  Mid Cap Portfolio.............................................0.75%*
  Multi Cap Portfolio...................................... ....0.75%*
  Real Estate Securities Portfolio..............................0.90%

     *During the period December 1, 2000 through December 31, 2000, the investment advisory fees paid to JMIC on behalf of the Mid Cap and Multi Cap Portfolios was 0.90% of average daily net assets of each of the Mid Cap and Multi Cap Portfolios. Effective January 1, 2001, the investment advisory fees for each of the Mid Cap and Multi Cap Portfolios decreased to 0.75% of average daily net assets.

     The following table sets forth the total advisory fees received by the Adviser from each Portfolio pursuant to the Advisory Agreements for the fiscal years ended November 30, 2001, 2000 and 1999.

                                  ADVISORY FEES




----------------------------------------------------------------------------------------------------------------------------------
                                                  ADVISORY FEES*                                ADVISORY FEES WAIVED
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                             2001             2000             1999            2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                $3,061,414       $2,175,189        $972,652           $0             $0             $0
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                $8,120,016       $7,778,112       $4,480,753          $0             $0             $0
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio (1)               $506,326         $444,296            N/A             $0             $0             N/A
----------------------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio (2)             $696,751         $514,695         $128,625           $0             $0           $76,263
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities             $1,751,527       $1,603,768       $1,075,480          $0             $0             $0
Portfolio
----------------------------------------------------------------------------------------------------------------------------------


 *   Without giving effect to voluntary fee waivers or expense reimbursements.

(1)  Commencement of operations: 12/31/99.

(2)  Commencement of operations: 12/31/98.

     The following tables set forth the expense reimbursements made to the Portfolios by the Adviser and/or Administrator for the fiscal years ended November 30, 2001, 2000 and 1999.

                             EXPENSE REIMBURSEMENTS


----------------------------------------------------------------------------------------------------------------------------------

                                                               2001
----------------------------------------------------------------------------------------------------------------------------------
                  PORTFOLIO                         CLASS A             CLASS B              CLASS II              CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                                 $69,035             $50,365              $49,319                 $20
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                                 $32,465             $16,627              $16,035                 $0
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                                    $9,037             $30,530               30,469               $18,498
----------------------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio                                 $27,060             $34,057              $34,845                $549
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio                    $15,489             $16,282              $16,216                 $0
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                                                               2000
----------------------------------------------------------------------------------------------------------------------------------
                  PORTFOLIO                         CLASS A             CLASS B              CLASS II              CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                                  N/A                 N/A                  N/A                   $0
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                                 $27,832             $27,992              $27,238                 $0
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                                   $18,602               N/A                  N/A                 $16,415
----------------------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio                                 $17,211                $0                   $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio                    $25,530             $25,518              $27,446                 $0
----------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                               1999
---------------------------------------------------------------------------------------------------------------------------------
                  PORTFOLIO                         CLASS A             CLASS B              CLASS II              CLASS Y
----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                                   N/A                 N/A                  N/A                   $ 0
----------------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                                   $62                 $91                  $67                   $0
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                                     N/A                 N/A                  N/A                   N/A
----------------------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio                                   N/A                 N/A                  N/A                 $16,727
----------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio                      $61                 $61                  $60                   $0
----------------------------------------------------------------------------------------------------------------------------------

ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS

     At a meeting held on November 16, 2001, the Board of Trustees of the Company, including the Independent Trustees, approved the continuation of the Company's Advisory Agreements with the Adviser with respect to each Portfolio for an additional one-year period. In connection with such approval, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser's services provided to each Portfolio and the Adviser's experience and qualifications. Among other items, the Trustees also reviewed and considered: (1) a Lipper report comparing the advisory fees and total expense ratio of each class of shares of each Portfolio to Lipper data on investment objective peer group averages; (2) a report on the Company's advisory fee structure, which included a report on the reduction in advisory fees paid to the Adviser as a percentage of net assets since 1997; (3) a report on the assets, advisory fees and expense reimbursements for each Portfolio; (4) a report comparing: (i) the performance of each class of shares of each Portfolio to the performance of its applicable indices, (ii) the contractual management fee for each Portfolio with that of funds with the same investment classification, (iii) the expenses for each class of shares of each Portfolio to those of its peer group, and (iv) the expense ratio components (such as contractual management fees and actual administrative fees) for each class of shares of each Portfolio to those of its peer group; and
(5) a report on the Adviser's profitability related to providing advisory services to the Company after taking into account (i) advisory fees and any other benefits realized by the Adviser as a result of the Adviser's role as adviser to the Company and (ii) the direct and indirect expenses incurred by the Adviser in providing such advisory services to the Company. The Board also considered a report on soft dollar commissions which included information on brokers and total commissions paid for each Portfolio for the fiscal year ended November 30, 2001, as well as information on the types of research and services obtained by the Adviser in connection with soft dollar commissions. Additional information on soft dollar arrangements and commissions are described under "Portfolio Transactions and Brokerage."

     After discussion, the Board of Trustees concluded that the Adviser had the capabilities, resources and personnel necessary to manage the Company. The Board of Trustees also concluded that based on the services that the Adviser would provide to the Company under the Advisory Agreements and the expenses incurred by the Adviser in the performance of such services, the compensation to be paid to the Adviser was fair and equitable with respect to each Portfolio. Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board of Trustees concluded unanimously that it was in the best interests of the Company to continue the Advisory Agreements with the Adviser for an additional one-year period.

     Under the terms of each Advisory Agreement, each Advisory Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities. Each Advisory

Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Adviser. Each Advisory Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     Under the terms of each Advisory Agreement, the Adviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.


     The Adviser may compensate its affiliated companies for referring investors to the Portfolios. The Adviser, or any of its affiliates, may, at its own expense, compensate a Service Agent (as defined herein) or other person for marketing, shareholder servicing, record-keeping and/or other services performed with respect to the Company or a Portfolio. Payments made for any of these purposes may be made from the paying entity's revenues, its profits or any other source available to it. When such service arrangements are in effect, they are made generally available to all qualified service providers.

     PERSONAL SECURITIES TRADING. The Company, the Adviser and the Company's principal underwriter have each adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes provide guidelines for personnel subject to the Codes who invest in certain securities, including securities that may be purchased or held by a Portfolio. The guidelines are similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis as to whether there were any violations of the Code of Ethics by Access Persons of the Company or the Adviser during the quarter.

     THE DISTRIBUTOR. The Company has entered into a distribution agreement (the Distribution Agreement") with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of the shares of each Portfolio. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing Prospectuses, annual reports and other periodic reports with respect to each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, with respect to the Class Y shares of the Portfolios, the Adviser currently pays for such expenses. Certain promotional expenses with respect to the Class A, B and II shares of the Portfolios may be borne by the Portfolios (see "Distribution Plans" below).

     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell Class A, B and II shares of the Portfolios. In some instances, such additional commissions, fees or other incentives may be offered to the brokers affiliated with the Distributor, which include, among others: Royal

Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Inc., Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities Corp., AIG International Securities, Inc., FSC Securities Corporation, Pembrook Securities, Inc., American General Securities, Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp. and Franklin Financial Services Corporation. Certain affiliates of the Distributor sell or are expected to sell during specified time periods certain minimum amounts of shares of the Portfolios, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

     Continuance of the Distribution Agreement with respect to each Portfolio is subject to annual approval by vote of the Trustees, including a majority of the Trustees who are not "interested persons" of the Company. The Company and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

     DISTRIBUTION PLANS. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's board of directors/trustees. Pursuant to such rule, the Portfolios have adopted Distribution Plans for Class A, Class B and Class II shares (hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class II Plan" and collectively as the "Distribution Plans"). Class Y shares do not have a distribution plan.

     The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to the Prospectuses for certain information with respect to the Distribution Plans.

     Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of a Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares.

     Under the Class B and Class II Plans, the Distributor may receive payments from the relevant Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B or Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

     The Distribution Plans provide that each class of shares of the relevant Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

     It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above.

     The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Portfolios, with respect to the Class A, B and II shares of such Portfolios, for the fiscal year ended November 30, 2001.

              DISTRIBUTION AND ACCOUNT MAINTENANCE AND SERVICE FEES

----------------------------------------------------------------------------------------------------------------------
                                                        2001
----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                           CLASS A                   CLASS B                 CLASS II
----------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                                 $41,423                   $68,867                 $80,903
----------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                                $110,675                   $31,526                 $30,529
----------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                                   $1,645                    $3,997                   $3,308
----------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio                                 $60,725                   $19,056                 $20,429
----------------------------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio                    $4,731                    $12,944                 $16,654
----------------------------------------------------------------------------------------------------------------------


     Continuance of the Distribution Plans with respect to a Portfolio is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of such Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of such Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Trustees of the Company shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

     THE ADMINISTRATOR. SunAmerica Asset Management Corp. ("SAAMCo" or the "Administrator"), The SunAmerica Center, 733 Third Avenue, New York, New York 10017 serves as Administrator to the Company and also provides accounting services to the Company. The Administrator is a SunAmerica Company and an indirect wholly owned subsidiary of AIG.

     The Administrator supplies office facilities, non-investment related statistical and research date, stationery and office supplies, executive and administrative services, internal auditing and regulatory compliance services. The Administrator also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Securities and Exchange Commission and state securities authorities. The Administrator performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided, the Administrator receives an annual fee from the Company equal to the greater of: (1) a minimum annual fee of $35,000 for the first Portfolio, $25,000 for the next three Portfolios, and $20,000 for any additional Portfolios; or (2) an asset-based fee for each Portfolio, equal to a percentage of the average daily net assets of such Portfolio, according to the following schedule:

                        0.07% on the first $200 million;
                         0.06% on the next $500 million;
                              0.04% on the balance.

     The Administrator's fee shall be payable monthly, as soon as practicable after the last day of each month, based on the Portfolio's average daily net assets as determined at the close of business on each business day throughout the month.

     The following table sets forth the total administration fees received by the relevant administrator from each Portfolio pursuant to the applicable administration agreement for the fiscal years ended November 30, 2001, 2000 and 1999.

                               ADMINISTRATION FEES

-----------------------------------------------------------------------------------------------------------------------

                                                  ADMINISTRATION FEES                      ADMINISTRATION FEES WAIVED
-----------------------------------------------------------------------------------------------------------------------
PORTFOLIO                               2001               2000             1999(3)       2001        2000        1999(3)
-----------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                   $171,247       $   126,441        $    57,271        $0          $0          $0

-----------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                   $520,890       $   505,466        $   329,034        $0          $0          $0

-----------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio (1)                  $46,397       $    34,557             N/A           $0          $0          N/A

-----------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio (2)                $63,999       $    40,032        $    13,760        $0          $0        $3,125
-----------------------------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio      $136,049       $   124,532        $    85,854        $0          $0          $0
-----------------------------------------------------------------------------------------------------------------------

(1)      Commencement of operations: 12/31/99.

(2)      Commencement of operations: 12/31/98.

(3) Prior to SAAMCo serving as Administrator, Firstar Mutual Fund Services, LLC ("Firstar") served as administrator, account agent, transfer agent and dividend paying agent.

     The Company has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

     Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from each Portfolio, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets. This fee represents the full cost of providing shareholder and transfer agency services to the Company. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Company). For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

     The Service Agreement dated June 25, 1999 continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     As discussed in the Prospectuses, the Adviser is responsible for decisions to buy and sell securities for each Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.


     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


     The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Company and may not be used in connection with the Company. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolios by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolios are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

     Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Portfolio as a factor in the selection of brokers for transactions effected on behalf of a Portfolio, subject to the requirement of best price and execution.

     The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the 1940 Act and other applicable securities laws.

     Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolios, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

     The following tables set forth the brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers by the Portfolios for the fiscal years ended November 30, 2001, 2000 and 1999. The following tables do not include trading costs associated with OTC or underwritten offerings. OTC and underwritten offerings are not transacted through affiliated broker-dealers and, therefore if added to the tables below, would reduce the ratio of overall fund trading costs compared to trading costs attributable to affiliated broker-dealers.

                           2001 BROKERAGE COMMISSIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENTAGE OF AMOUNT OF
                                                                                                            TRANSACTIONS INVOLVING
                                             AGGREGATE            AMOUNT PAID TO        PERCENTAGE PAID     PAYMENT OF COMMISSIONS
                                             BROKERAGE              AFFILIATED           TO AFFILIATED          TO AFFILIATED
PORTFOLIO                                   COMMISSIONS           BROKER-DEALERS        BROKER-DEALERS          BROKER-DEALERS
-----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                           $158,872               $69,905                44.08%                  2.98%
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                          $1,209,699              $186,835               15.44%                  3.45%
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                             $160,935               $66,045                41.04%                  12.75%
-----------------------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio                           $224,204               $89,570                39.95%                  10.90%
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio              $494,223               $27,366                 5.54%                  6.49%
-----------------------------------------------------------------------------------------------------------------------------------


                           2000 BROKERAGE COMMISSIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PERCENTAGE OF AMOUNT OF
                                                                                                            TRANSACTIONS INVOLVING
                                             AGGREGATE            AMOUNT PAID TO        PERCENTAGE PAID     PAYMENT OF COMMISSIONS
                                             BROKERAGE              AFFILIATED           TO AFFILIATED          TO AFFILIATED
PORTFOLIO                                   COMMISSIONS           BROKER-DEALERS        BROKER-DEALERS          BROKER-DEALERS
-----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                         $ 178,501               $ 49,352                27.65%                  13.91%
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                        $ 1,278,551             $ 385,064                30.12%                  19.31%
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                           $ 150,888               $ 82,620                54.76%                  44.40%
-----------------------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio                         $ 158,275               $ 70,759                44.71%                  41.20%
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities                      $ 718,171               $ 57,195                 7.96%                  10.54%
Portfolio
-----------------------------------------------------------------------------------------------------------------------------------

                           1999 BROKERAGE COMMISSIONS

---------------------------------------------------------------------------------------------------------------
                                              AGGREGATE            AMOUNT PAID TO         PERCENTAGE PAID
                                              BROKERAGE              AFFILIATED            TO AFFILIATED
PORTFOLIO                                    COMMISSIONS           BROKER-DEALERS          BROKER-DEALERS
---------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                           $ 132,320               $ 27,212                 20.57%
---------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                           $ 983,991               $ 386,992                39.33%
--------------------------------------- ----------------------- ---------------------- -----------------------
Mid Cap Portfolio (1)                            N/A                     N/A                    N/A
---------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio (2)                        $ 48,884               $ 24,411                 49.94%
---------------------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio              $ 874,074               $ 36,492                 4.17%
---------------------------------------------------------------------------------------------------------------

(1)      Commencement of operations: 12/31/99.
(2)      Commencement of operations: 12/31/98.

                    ADDITIONAL INFORMATION REGARDING PURCHASE
                           OF CLASS A, B AND II SHARES

     Upon making an investment in shares of a Portfolio, an open account will be established under which Class A, B and II shares of such Portfolio and additional Class A, B and II shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their Class A, B and II shares unless they specifically so request in writing but no certificate is issued for fractional Class A, B and II shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850, extension 5125.

     Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semiannual or annual basis. Purchases can be made via electronic funds transfer through the Automated Clearing House or by physical draft check. Purchases made via physical draft check require an authorization card to be filed with the shareholder's bank.

     Class A, B and II shares of each of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares), (ii) may be imposed on a deferred basis (Class B and certain Class A shares), or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares).

     The following tables set forth the front-end sales concessions with respect to Class A and Class II shares of each Portfolio, the amount of the front-end sales concessions reallowed to affiliated and non-affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Portfolio, received by the Distributor for the fiscal year ended November 30, 2001.

                                      2001

-----------------------------------------------------------------------------------------------------------------------------
                                                                  AMOUNT
                                                                REALLOWED TO     AMOUNT REALLOWED TO
                                        FRONT-END SALES         AFFILIATED         NON-AFFILIATED          CONTINGENT DEFERRED
                                      CONCESSIONS-CLASS A       BROKER-DEALER       BROKER-DEALERS         SALES CHARGE-CLASS
PORTFOLIO                                    SHARES            CLASS A SHARES       CLASS A SHARES              B SHARES
-----------------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                         $652,640             $116,752             $454,103                  $22,056
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                         $105,244              $19,352             $22,613                   $5,966
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                           $24,258               $7,241              $13,939                    $374
-----------------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio                         $145,622              $34,395             $91,893                   $1,258
-----------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio            $30,502               $21,593              $3,785                   $1,933
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                  AMOUNT
                                                                REALLOWED TO      AMOUNT REALLOWED TO
                                        FRONT-END SALES         AFFILIATED         NON-AFFILIATED        CONTINGENT DEFERRED
                                      CONCESSIONS-CLASS        BROKER-DEALER       BROKER-DEALERS        SALES CHARGE-CLASS II
PORTFOLIO                                 II  SHARES           CLASS II SHARES     CLASS II SHARES               SHARES
-----------------------------------------------------------------------------------------------------------------------------
Micro Cap Portfolio                        $143,501              $41,198              $102,303               $7,022
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Portfolio                         $39,233              $16,620              $22,613                 $582
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Portfolio                           $9,010                $2,151               $6,859                  $28
-----------------------------------------------------------------------------------------------------------------------------
Multi Cap Portfolio                         $54,753              $10,674              $44,079                $1,520
-----------------------------------------------------------------------------------------------------------------------------
Real Estate Securities Portfolio            $10,887               $5,285               $5,602                 $964
-----------------------------------------------------------------------------------------------------------------------------



     WAIVER OF CDSC. As discussed under "Shareholder Account Information" in the Class A, B and II Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

     DEATH. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, when redeemed.

     DISABILITY. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

     DISTRIBUTIONS OR LOANS. CDSCs may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

     SYSTEMATIC WITHDRAWAL PLAN. CDSCs may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established.

     PURCHASES THROUGH THE DISTRIBUTOR. An investor may purchase shares of a Portfolio through dealers that have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the Portfolio's close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the Portfolio's close of business will be executed at the offering price determined after the close of regular trading of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

     PURCHASE BY CHECK. Checks should be made payable to the specific Portfolio or to "Brazos Mutual Funds." If the payment is for a retirement plan account for which the Adviser serves as fiduciary, please note on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such Class A, B and II shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Portfolio account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable

Portfolio at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of Class A, B and II shares of each Portfolio may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Portfolio will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Portfolio in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Portfolio does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Portfolio should not be considered verification thereof. Neither the Portfolio nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected (See "Shareholder Account Information" in the Prospectus).

     PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Portfolio's close of business, the purchase of shares of a Portfolio will be effected on that day. If the order is received after the Portfolio's close of business, the order will be effected on the next business day.

     PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire Federal funds to the Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Company and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

- You must have an existing Brazos Mutual Funds Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5585.

-    Call SunAmerica Fund Services'  Shareholder/Dealer  Services,  toll free at
     (800) 858-8850, extension 5125 to obtain your new account number.

- Instruct the bank to wire the specified amount to the Transfer Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, Brazos [name of Portfolio, Class ___] (include shareholder name and account number).

     WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to
Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other funds distributed by SACS) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent,
(c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolios may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio.
Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

     REDUCED SALES CHARGES (CLASS A SHARES ONLY). As discussed under "Shareholder Account Information" in the Class A, B and II Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Company.

     COMBINED PURCHASE PRIVILEGE. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Portfolio shares into a single transaction:

     i. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

     ii. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

     iii. a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

     iv. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

     v.   employee   benefit  plans  of  a  single  employer  or  of  affiliated employers, other than 403(b) plans; and

     vi.  group purchases as described, below.

     A combined purchase currently may also include shares of other Portfolios or funds distributed by SACS (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with SACS.

     RIGHTS OF ACCUMULATION. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any other fund distributed by SACS, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

     The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail.

     The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

     LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent set forth in the New Account Application in the Prospectus, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio or of other funds distributed by SACS, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

     The Letter of Intent does not obligate the investor to purchase, nor the Company to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolios purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

     REDUCED SALES CHARGE FOR GROUP PURCHASES. Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

     To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

     Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide to its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

     Members of a qualified group include: (i) any group that meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association, which would have as its members: individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

     Interested groups should contact their investment dealer or the Distributor. The Company reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolios at any time.

     TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Company is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.


           ADDITIONAL INFORMATION REGARDING PURCHASE OF CLASS Y SHARES

     Class Y shares of the Portfolios may be purchased without sales commission at the net asset value per share next determined after an order is received in proper form by the Company. Initial investments in the Class Y shares of the Portfolios must be at least $1,000,000, and subsequent minimum investments must be at least $1,000, except for the Micro Cap Portfolio which has an initial investment of $50,000. Class Y shares may be purchased and subsequent investments may be made without being subject to the minimum or subsequent investment limitations at the discretion of the officers of the Company. Reference is made to "Additional Information Regarding Purchases of Class A, B and II Shares--Telephone Transactions" above.

     Class Y shares may be purchased and subsequent investments may be made by principals, officers, associates and employees of the Company and its affiliates, their families and their business or personal associates, either directly or through their individual retirement accounts, and by any JMIC pension or profit-sharing plan, without being subject to the minimum or subsequent investment limitations.

     Payment does not need to be converted into Federal Funds (moneys credited to the Company's Custodian Bank by a Federal Reserve Bank) before the Company will accept it for investment. Specify the Portfolio in which the funds should be invested in on the Account Registration Form. An order received in proper form prior to the 4:00 p.m. close of the New York Stock Exchange (the "NYSE") will be executed at the price computed on the date of receipt; and an order received not in proper form or after the 4:00 p.m. close of the NYSE will be executed at the price computed on the next day the NYSE is open after proper receipt. The NYSE will be closed on the following days: New Year's Day; Martin Luther King, Jr.'s Birthday; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.

     The Portfolios reserve the right in their sole discretion (1) to suspend the offering of their shares, (2) to reject purchase orders when in the judgment of management such rejection is in the best interests of the Company, and (3) to reduce or waive the minimum for initial and subsequent investment for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Portfolios' shares.

     Class Y shares of the Portfolios may be purchased by customers of broker-dealers or other financial intermediaries ("Service Agents") which deal with the Company on behalf of their customers. Service Agents may impose additional or different conditions on the purchase or redemption of shares of the Portfolios and may charge transaction or other account fees. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different purchase and redemption conditions. Shareholders who are customers of Service Agents should consult their Service Agent for information regarding these fees and conditions. Amounts paid to Service Agents may include transaction fees and/or service fees paid by the Company from the Company's assets attributable to the Service Agent, and which would not be imposed if Class Y shares of the Portfolios were purchased directly from the Company or the Distributor. The Service Agents may provide shareholder services to their customers that are not available to a shareholder dealing directly with the Company. A salesperson and any other person entitled to receive compensation for selling or servicing shares of the Portfolios may receive different compensation with respect to one particular class of shares over another in the Company.

     Service Agents, or if applicable, their designees, that have entered into agreements with the Company or its agent, may enter confirmed purchase or redemption orders on behalf of clients and customers, with payment to follow no later than the Portfolios' pricing on the following business day. If payment is not received by the Company's Transfer Agent by such time, the Service Agent could be held liable for resulting fees or losses. A Portfolio may be deemed to have received a purchase or redemption order when a Service Agent, or, if applicable, its authorized designee, accepts the order. Orders received by the Company in proper form will be priced at each Portfolio's net asset value next computed after they are accepted by the Service Agent or its authorized designee. Service Agents are responsible to their customers and the Company for timely transmission of all subscription and redemption requests, investment information, documentation and money.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to each Prospectus for certain information as to the redemption of Portfolio shares and to "Additional Information Regarding Purchase of Class A, B and II Shares -- Telephone Transactions" above.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Company, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Portfolios, may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

     The Company and the Company's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and they may be liable for any losses if they fail to do so. These procedures include requiring the investor to provide certain personal identification at the time an account is opened, as well as prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and investors may be required to provide additional telecopied written instructions of such transaction requests. The Company or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone instructions if the Company or Transfer Agent does not employ the procedures described above. Neither the Company nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that it reasonably believes to be genuine.

     The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.



                 EXCHANGE PRIVILEGE -- CLASS A, B AND II SHARES


     Shareholders in any of the Portfolios may exchange their Class A, B and II shares for the same class of shares of any other Portfolio or any fund distributed by SACS, except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of Class A, B and II shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

     If a shareholder acquires Class A shares through an exchange from another Portfolio or fund distributed by SACS where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

     A shareholder who acquires Class B or Class II shares through an exchange from another Portfolio or a fund distributed by SACS will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

     Because excessive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

     In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Portfolio and may therefore be refused.

                       EXCHANGE PRIVILEGE - CLASS Y SHARES

     Class Y shares of a Portfolio may be exchanged for Class Y shares of any other Portfolio included within the Company. Exchange requests should be made by calling 1-800-426-9157 or by writing to Brazos Mutual Funds, c/o SAFS, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The exchange privilege is only available with respect to Portfolios that are registered for sale in the shareholder's state of residence.

     Any such exchange will be based on the respective net asset values of the shares involved. There is no sales commission or charge of any kind. Before making an exchange into a Portfolio, a shareholder should read the Prospectus and consider the investment objectives of the Portfolio to be purchased. You may obtain a Prospectus for the Portfolio(s) you are interested in by calling the Company at 1-800-426-9157. Investor correspondence should be directed to the Brazos Mutual Funds, c/o SAFS, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

     Exchange requests may be made either by mail or telephone. Telephone exchanges will be accepted only if the certificates for the shares to be exchanged are held by the Company for the account of the shareholder and the registration of the two accounts will be identical. Requests for exchanges received prior to 4:00 p.m. (Eastern Time) will be processed as of the close of Business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Neither the Company nor the Administrator will be responsible for the authenticity of the exchange instructions received by telephone. Exchanges may also be subject to limitations as to amounts or frequency, and to other restrictions established by the Board of Trustees to assure that such exchanges do not disadvantage the Company and its shareholders.

     For Federal income tax purposes, an exchange between Portfolios is a taxable event, and, accordingly, a capital gain or loss may be realized. In a revenue ruling relating to circumstances similar to the Company's, an exchange between Portfolios was also deemed to be a taxable event. It is likely, therefore, that a capital gain or loss would be realized on an exchange between Portfolios; you may want to consult your tax adviser for further information in this regard. The exchange privilege may be modified or terminated at any time.

                        DETERMINATION OF NET ASSET VALUE

     The Company is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time). The NAV for each Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. Each Portfolio calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

     Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter quotation may be used.

     A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

     Each Portfolio may advertise, with respect to each class thereof, performance data that reflects various measures of total return. An explanation of the data presented and the methods of computation that will be used are as follows.

     A Portfolio's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Average annual total return is determined separately for Class A, Class B and Class II shares in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the l-, 5-, and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                         n
                                 P(1 + T)  = ERV

     P= hypothetical initial purchase payment of $1,000
     T= average annual total return
     N= number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

     The above formula assumes that:

     a. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or Class II shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B or Class II shares) is deducted from the initial $1,000 purchase payment;
     b.  All dividends and distributions are reinvested at net asset value; and
     c. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

     The Portfolios' average annual total returns since inception and one-year period ended November 30, 2001 are as follows:

-----------------------------------------------------------------------------

CLASS A SHARES                SINCE INCEPTION           ONE YEAR
-----------------------------------------------------------------------------
Micro Cap Portfolio (1)           -13.62%                 N/A
-----------------------------------------------------------------------------
Small Cap Portfolio (2)            3.81%                -11.88%
-----------------------------------------------------------------------------
Mid Cap Portfolio (3)             -6.93%                -10.29%
-----------------------------------------------------------------------------
Multi Cap Portfolio(3)            -7.04%                -12.10%
-----------------------------------------------------------------------------
Real Estate Securities
 Portfolio (2)                     8.87%                 8.53%
-----------------------------------------------------------------------------

-------------------------------------------------------------------------
CLASS B SHARES               SINCE INCEPTION        ONE YEAR
-------------------------------------------------------------------------
Micro Cap Portfolio (1)          -13.28%               N/A
-------------------------------------------------------------------------
Small Cap Portfolio (2)            4.72%             -11.70%
-------------------------------------------------------------------------
Mid Cap Portfolio (1)            -11.73%               N/A
-------------------------------------------------------------------------
Multi Cap Portfolio (1)          -13.70                N/A
-------------------------------------------------------------------------
Real Estate Securities
  Portfolio (2)                    9.99%               9.52%
-------------------------------------------------------------------------




-------------------------------------------------------------------------

CLASS II SHARES              SINCE INCEPTION        ONE YEAR
-------------------------------------------------------------------------
Micro Cap Portfolio (1)          -10.54%               N/A
-------------------------------------------------------------------------
Small Cap Portfolio (2)            5.48%              -8.95%
-------------------------------------------------------------------------
Mid Cap Portfolio (1)             -8.97%               N/A
-------------------------------------------------------------------------
Multi Cap Portfolio (1)          -10.96%               N/A
-------------------------------------------------------------------------
Real Estate Securities
  Portfolio (2)                   10.67%              12.43%
-------------------------------------------------------------------------




--------------------------------------------------------------------------------

CLASS Y SHARES               SINCE INCEPTION          ONE YEAR         5 YEAR
--------------------------------------------------------------------------------
Micro Cap Portfolio (4)         29.27%                  1.86%            N/A
--------------------------------------------------------------------------------
Small Cap Portfolio (5)         17.08%                 -5.97%           17.08%
--------------------------------------------------------------------------------
Mid Cap Portfolio (6)            6.85%                 -4.52%            N/A
--------------------------------------------------------------------------------
Multi Cap Portfolio (7)         31.28%                 -6.41%            N/A
--------------------------------------------------------------------------------
Real Estate Securities
  Portfolio(5)                   6.82%                 15.81%            6.82%
--------------------------------------------------------------------------------

(1)      Commencement of operations: 05/01/01.
(2)      Commencement of operations: 09/08/99.
(3)      Commencement of operations: 03/31/00.
(4)      Commencement of operations: 12/31/97.
(5)      Commencement of operations: 12/31/96.
(6)      Commencement of operations:  12/31/99.
(7)      Commencement of operations:  12/31/98.


COMPARISONS

Each Portfolio may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Portfolio. The following references may be used:

     (1) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 65 blue-chip stocks contained in three Dow Jones averages - 30 industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utility Average) and
          20   transportation   stocks  (Dow

          Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

     (2) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

     (3) Standard & Poor's MidCap 400 Index -- an unmanaged index measuring the performance of non-S&P 500 stocks in the mid-range sector of the U.S. stock market.

     (4) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the New York Stock Exchange.

     (5) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

     (6) Lipper - Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

     (7) Morgan Stanley Capital International EAFE Index and World Index -- respectively, arithmetic, market value-weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East, and over 1,400 securities listed on the stock exchanges of these continents, including North America.

     (8) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

     (9) Salomon Brothers GNMA Index -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

     (10) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

     (11) Salomon Brothers Broad Investment Grade Bond -- is a market-weighted index that contains approximately 4,700 individually priced investment grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass through securities.

     (12) Lehman Brothers Treasury Long-Term Bond -- is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities of 10 years or greater.

     (13) NASDAQ Industrial Index -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

     (14) Value Line -- composed of over 1,600 stocks in the Value Line Investment Survey.

     (15) Russell 2000 -- composed of the 2,000 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (16) Russell 2000 Growth -- measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     (17) Russell 2000 Value -- measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     (18) Russell 2500 -- composed of the 2,500 smallest stocks in the Russell 3000, a market value-weighted index of the 3,000 largest U.S. publicly-traded companies.

     (19) Composite Indices -- 60% Standard & Poor's 500 Stock Index, 30% Lehman Brothers Long-Term Treasury Bond and 10% U.S. Treasury Bills; 70% Standard & Poor's 500 Stock Index and 30% NASDAQ Industrial Index; 35% Standard & Poor's 500 Stock Index and 65% Salomon Brothers High Grade Bond Index; all stocks on the NASDAQ system exclusive of those traded on an exchange, and 65% Standard & Poor's 500 Stock Index and 35% Salomon Brothers High Grade Bond Index.

     (20) CDA Mutual Fund Report published by CDA Investment Technologies, Inc. -analyzes price, current yield, risk, total return and average rate of return (average compounded growth rate) over specified time periods for the mutual fund industry.

     (21) Mutual Fund Source Book published by Morningstar, Inc.-- analyzes price, yield, risk and total return for equity funds.

     (22) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Barron's, Consumer's Digest, Financial Times, Global Investor, Wall Street Journal and Weisenberger Investment Companies Service -- publications that rate fund performance over specified time periods.

     (23) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change over time in the price of goods and services in major expenditure groups.

     (24) Stocks, Bonds, Bills and Inflation, published by Ibbotson Associates -- historical measure of yield, price and total return for common and small company stock, long-term government bonds, U.S. Treasury bills and inflation.

     (25) Savings and Loan Historical Interest Rates -- as published by the U.S. Savings & Loan League Fact Book.

     (26) Lehman Brothers Government/Corporate Index -- a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The
          Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and an outstanding par value of at least $150 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (27) Lehman Brothers Intermediate Government/Corporate Index -- an unmanaged index composed of a combination of the Government and Corporate Bond Indices. All issues are investment grade (BBB) or higher, with maturities of one to ten years and an outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

     (28) Historical data supplied by the research departments of First Boston Corporation; the J.P. Morgan companies; WP Brothers; Merrill Lynch, Pierce, Fenner & Smith; Lehman Brothers, Inc.; and Bloomberg L.P.

     (29) NAREIT Equity Index -- a compilation of market-weighted securities data collected from all tax-qualified equity real estate investment trusts listed on the New York and American Stock Exchanges and the NASDAQ. The index tracks performance, as well as REIT assets, by property type and geographic region.

     (30) Wilshire  Real  Estate   Securities   Index,   published  by  Wilshire
          Associates -- a market capitalization-weighted index of publicly traded real estate securities, such as real estate investment trusts, real estate operating companies and partnerships.



     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Portfolio's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Portfolio to calculate its figures. Specifically, a Portfolio may compare its performance to that of certain indices that include securities with government guarantees. However, a Portfolio's shares do not contain any such guarantees. In addition, there can be no assurance that a Portfolio will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income, if any, and the excess of net realized long-term capital gains over net capital losses ("capital gain distributions"), if any, will be distributed at least annually to the registered holders of the Portfolios (other than the Real Estate Securities Portfolio). With respect to the Real Estate Securities Portfolio, dividends from net investment income, if any, will be distributed at least quarterly and capital gains distributions, if any, will be distributed at least annually. With respect to capital gain distributions, each Portfolio's policy is to offset any prior year capital loss carry forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such loss carry forward.

     Dividends and distributions will be paid in additional Portfolio shares of the same class based on the net asset value of the applicable class of shares at the Portfolio's close of business on the dividend date or, unless the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in excess of $10 in cash.

     TAXES. Each Portfolio intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code (the "Code"). As long as each Portfolio so qualifies, each Portfolio (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. Each Portfolio intends to distribute substantially all of such income. If a Portfolio were to fail to so qualify: (1) the Portfolio would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends although corporate shareholders could be eligible for the dividends-received deduction. Moreover, if a Portfolio were to fail to make sufficient distributions in a year, the Portfolio would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Portfolio could be disqualified as a regulated investment company.

     In order to qualify as a RIC, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; and
(b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Portfolio's assets is represented by cash, government securities, securities of other RICs and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies). As a RIC, each Portfolio will not be subject to U.S. Federal income tax on its income and capital gains that it distributes provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.


     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each

Portfolio must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and
(3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if declared by each Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month and paid by each Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31, rather than the date on which the distributions are received.

     Dividends paid by each Portfolio from its ordinary income and distributions of each Portfolio's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. The portion of such dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from the sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each fiscal year.

     Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Due to its investments in REITs, a portion of the distributions of the Real Estate Securities Portfolio may represent a return of capital which has the effect of reducing the basis of the shares held by a shareholder.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will generally be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months and long-term capital gain taxable at the maximum rate of 20% if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

     Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances (such as the exercise of an exchange privilege), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

     Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. It is not anticipated that any Portfolio will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Portfolio.

     The tax principles applicable to futures contracts and options are complex and, in some cases, uncertain. Such investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions to shareholders may be taxable as ordinary income.

     A Portfolio may be required to withhold U.S. Federal income tax at a percentage of all taxable distributions payable to shareholders who: (i) fail to provide their correct taxpayer identification number or social security number,
(ii) or fail to make required certifications; or (iii) have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. For the percentages required to be withheld for the current and upcoming years, see the Prospectuses.

     Ordinary income dividends paid by a Portfolio to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

     Shares of each Portfolio are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of a Portfolio by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

     PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of a Portfolio may be purchased by those who would have been covered under the rules governing old H. R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

INDIVIDUAL(K)

     The Individual(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

529 PLAN

     The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax-free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state or residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

     TAX-SHELTERED CUSTODIAL ACCOUNTS. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to purchase shares of a Portfolio and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

     INDIVIDUAL  RETIREMENT  ACCOUNTS  (IRA).  Section  408 of the Code  permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

     SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP). This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.

     SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES ("SIMPLE IRA"). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions on earnings until they are withdrawn.

     ROTH IRA. This plan, introduced by Section 302 of the Taxpayer Relief Act of 1997, generally permits individuals with adjusted gross income of up to $95,000, and married couples with joint adjusted gross income of up to $150,000, to contribute to a "Roth IRA." Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

     EDUCATION  IRA.  Established  by the  Taxpayer  Relief  Act of 1997,  under
Section 530 of the Code, this plan permits individuals to contribute to an IRA on behalf of any child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

     Ownership of the Company is represented by transferable shares of beneficial interest. The Agreement and Declaration of Trust of the Company (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.00l par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Company.

     Currently, five series of shares of the Company have been authorized pursuant to the Declaration of Trust: Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, Multi Cap Portfolio and Real Estate Securities Portfolio. Each Portfolio offers Class Y, A, B and II shares. The Trustees may authorize the creation of additional series and classes of shares so as to be able to offer to investors additional investment portfolios within the Company that would operate independently from the Company's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Company's shares represents the interests of the shareholders of that series in a particular portfolio of Company assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

     Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees, and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Company need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting for the purpose of electing or removing trustees must be called, if so requested by the holders of record of 10% or more of the outstanding shares of the Company. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the series affected by the matter may be entitled to vote.

     All classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge, a distribution fee and an ongoing account maintenance and service fee, (iii) Class B shares are subject to a CDSC, a distribution fee and an ongoing account maintenance and service fee, (iv) Class II shares are subject to an initial sales charge, a CDSC, a distribution fee and an ongoing account maintenance and service fee; (v) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B shares, (vi) each of the Class A, B, and II shares has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, (vii) Class Y shares are sold without a sales charge or Rule 12b-1 distribution fee and have a minimum initial investment requirement of $1,000,000 or over, and (viii) each class of shares will be exchangeable only into the same class of shares of any of the other Portfolios or any fund distributed by SACS that offers that class. All shares of the Company issued and outstanding and all shares offered by each Prospectus when issued are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Company. In addition, shares have no conversion rights, except as described above.

     The Declaration of Trust provides that no Trustee of the Company is liable to the Company or to a shareholder, nor is any Trustee liable to any third persons in connection with the affairs of the Company, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Company's property for satisfaction of claims arising in connection with the affairs of the Company. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Company. The Company shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

                             ADDITIONAL INFORMATION


     REPORTS TO SHAREHOLDERS. The Company sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Company to confirm transactions in the account.

     CUSTODIAN AND TRANSFER AGENCY. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Company and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Company. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

     INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Company's independent accountants and in that capacity examines the annual financial statements of the Company. The firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia PA 19103, has been selected as legal counsel to the Company.

                              FINANCIAL STATEMENTS

     The Company's audited financial statements contained in its 2001 annual report to shareholders are incorporated by reference into this Statement of Additional Information. You may request a copy of the annual report at no charge by calling (800) 858-8850 (with respect to Class A, B and II shares) or (800) 426-9157 (with respect to Class Y shares) or by writing the Company at SunAmerica Fund Services, Inc., The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM ISSUE CREDIT

     A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

     "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody's commercial paper ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


     "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" - Securities possess high default risk. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     "D" - Securities are in actual or imminent payment default.

     "+" or "-" may be appended to a rating other than "F1" to denote relative status within major rating categories.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

     "C" - A subordinated debt obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payment will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba" - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B" - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa" - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     "Ca" - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     "C" - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     "AAA" - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     "AA" - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The timely payment of financial commitments is strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     "BB" - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

     "DDD," "DD" and "D" - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" Long-term rating category or to categories below "CCC".

MUNICIPAL NOTE RATINGS

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's for short-term obligations:

     "MIG-1"/"VMIG-1" -  This  designation  denotes   superior  credit  quality.
Excellent  protection is afforded by  established  cash flows,  highly  reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     "MIG-3"/"VMIG-3" - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.


     Fitch uses the same ratings for municipal securities as described above for other short-term credit rating.

                                     PART C
                                    FORM N-1A
                                OTHER INFORMATION


Item 23. Exhibits


          (a) (1) Certificate of Trust filed October 24, 1996 is incorporated by reference to Exhibit (1)(a) to the Registration Statement on Form N-1A, filed October 13, 1996 ("Form N-1A")


               (2) Agreement and Declaration of Trust filed October 28, 1996 is incorporated by reference to Exhibit (b)(1)(b) to Pre-Effective Amendment No. 1 to the Registration Statement, filed December 2, 1997 ("Pre-Effective Amendment No. 1").

               (3) Amendment to Agreement and Declaration of Trust filed May 13, 1999 is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 6 to the Registration Statement, filed June 1, 1999 ("Post-Effective Amendment No. 6").

          (b) (1) Bylaws adopted November 25, 1996 is incorporated by reference to Exhibit (b)(2) to Pre-Effective Amendment No. 1.

               (2) Amended Bylaws dated November 14, 1997 is incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 3 ("Post-Effective Amendment No. 3").

          (c)  Not Applicable

          (d) (1) Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.L.C. dated June 25, 1999, with respect to the BRAZOS Small Cap Growth Portfolio is filed herein.

               (2) Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.L.C. dated June 25, 1999, with respect to the BRAZOS Real Estate Securities Portfolio is filed herein.

               (3) Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.L.C. dated June 25, 1999, with respect to the BRAZOS Micro Cap Growth Portfolio is filed herein.

               (4) Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.L.C. dated June 25, 1999, with respect to the BRAZOS Growth Portfolio is filed herein.

            (4)(a) Amendment to the Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.P. dated January 1, 2001, with respect to the BRAZOS MultiCap Portfolio (formerly Brazos Growth Portfolio) is filed herein.

               (5) Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.L.C. dated October 14, 1999, with respect to the BRAZOS Mid Cap Growth Portfolio is filed herein.

            (5)(a) Amendment to Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.P. dated January 1, 2001 with respect to the BRAZOS Mid Cap Portfolio (formerly Brazos Mid Cap Growth Portfolio) is filed herein.

          (e) (1) Distribution Agreement dated February 23, 2001, by and between Registrant and John McStay Investment Counsel is incorporated by reference to Post-Effective Amendment No. 10.
          (f)  Not Applicable

          (g) (1) Custodian Contract between Registrant and State Street Bank and Trust Company dated June 25, 1999 is filed herein.

            (1)(a) Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company dated June 26, 2001 is filed herein.

          (h) (1) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated June 25, 1999 is filed herein.

                    (a) Amendment No. 1 to Transfer Agency and Service Agreement of June 25, 1999 between Registrant and State Street Bank and Trust Company dated January 21, 2000 is filed herein.

               (2) Administration Agreement between Registrant and SunAmerica Asset Management Corporation dated June 25, 1999 is filed herein.

               (3) Service Agreement between Registrant and SunAmerica Fund Services, Inc. dated June 25, 1999 is filed herein.


          (i)  Opinion of Drinker Biddle & Reath LLP is filed herein.

          (j) (1) Consent of Drinker Biddle & Reath LLP (included in Exhibit 23(i)).

               (2) Consent of PricewaterhouseCoopers LLP, independent accountants for the Registrant is filed herein.

          (k)  Not Applicable

          (l) Subscription Agreement between Registrant and John McStay Investment Counsel dated December 11, 1999 is incorporated by reference to Exhibit (b)(13) to Pre-Effective Amendment No. 2 ("Pre-Effective Amendment No. 2").

          (m) (1) Distribution Plan for Class A Shares dated February 23, 2001 is incorporated by reference to Exhibit (m)(4) to Post-Effective Amendment No. 10.

               (2) Distribution Plan for Class B Shares dated February 23, 2001 is incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 10.

               (3) Distribution Plan for Class II Shares dated February 23, 2001 is incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 10.

          (n) Plan Pursuant to Rule 18f-3 for Operation of Multi-Series System dated February 23, 2001 is filed herein.

          (p) (1) Code of Ethics of the Fund is incorporated by reference to Post Effective Amendment No. 11.

               (2) Code of Ethics of the Adviser is incorporated by reference to Post Effective Amendment No. 11.

               (3) Code of Ethics of the Principal Underwriter is Incorporated herein by reference to Exhibit (p) to Post-Effective Amendment No. 27 to SunAmerica Equity Funds Registration Statement on Form N1-A (File No. 33-8021) filed on January 31, 2001.


Item 24.  Persons Controlled by or Under Common Control with Registrant

          Registrant is not controlled by or under common control with any person.

Item 25.  Indemnification

          Reference is made to Article VII of Registrant's Agreement and Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, office or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, office or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question


          Provisions for indemnification of Registrant's Adviser are contained in Section 7 of the Investment Advisory Agreements with Registrant.

          Provisions for indemnification of Registrant's principal underwriter, SunAmerica Capital Services, Inc. is contained in Section 5 of its Distribution Agreement with Registrant regarding Class A, Class B and Class II shares.

          Provisions for indemnification of Registrant's Principal Underwriter, SunAmerica Capital Services, Inc. is contained in Section 11 of its Distribution Agreement with Registrant regarding Class Y shares.

          Provisions for indemnification of Registrant's Transfer Agent are contained in Section 6 of its Transfer Agency and Service Agreement with Registrant.

          Provisions for indemnification of Registrant's Service Providers are contained in Section 13 of its Service Agreement with Registrant.

          Provisions for indemnification of the Registrant's Administrator are contained in Article 5 of its Administration Agreement with Registrant.

          whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.  Business and Other Connections of Investment Adviser

          Reference is made to the caption "Information about the Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Adviser and Other Services" in Part B of this Registration Statement. The information required by this Item 26 with respect to each director, officer, or partner of the investment adviser of the Registrant is incorporated by reference to the Form ADV filed by the investment adviser listed below with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended, on the date and under the File number indicated:

          John McStay Investment Counsel 3-31-96
          SEC File No. 801-20244


Item 27.  Principal Underwriters

          (a) Investment Companies for which SunAmerica Capital Services, Inc. also acts as principal underwriter:


               SunAmerica Income Funds
               SunAmerica Equity Funds
               SunAmerica Money Market Funds, Inc.
               SunAmerica Style Select Series, Inc.
               SunAmerica Strategic Investment Series, Inc.
               SunAmerica Senior Floating Rate Fund, Inc.


          (b) Reference is made to the caption "Distributor" in the Prospectuses constituting Part A of this Registration Statement. The information required by this Item 27 with respect to each director of the underwriter is incorporated by reference to the Form BD filed by the Underwriter with the Commission pursuant to the Securities Exchange Act of 1934, as amended under the File Number indicated:

               SunAmerica Capital Services, Inc.
               NASD File No. 13158


Item 28.  Location of Accounts and Records

          The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained in the physical possession of the Registrant, Brazos Mutual Funds, 5949 Sherry Lane, Dallas, TX 75225; the Registrant's Adviser, John McStay Investment Counsel, 5949 Sherry Lane, Dallas, TX 75225; the Registrant's Transfer Agent and Custodian Bank, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171; and the Registrant's Administrator, SunAmerica Asset Management Corp., 733 Third Avenue, 3rd Floor, New York, NY
          10017-3204 and 2929 Allen Parkway, Houston, TX 77019.


Item 29.  Management Services

          Not Applicable.

Item 30.  Undertakings


          Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 12 to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas on the 11th day of February, 2002.

                                   Brazos Mutual Funds
                                   Registrant


                                   By:      /s/ Dan L. Hockenbrough
                                            ----------------------------------
                                            Dan L. Hockenbrough
                                            President, Chief Financial Officer
                                            and Treasurer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/  George Gau*                Trustee                    February 11, 2002
---------------------------
George Gau


/s/ Dan L. Hockenbrough         Trustee, Chief Executive   February 11, 2002
---------------------------     and Financial Officer
Dan L. Hockenbrough


/s/  John H. Massey*            Trustee                    February 11, 2002
---------------------------
John H. Massey


/s/  David M. Reichert*         Trustee                    February 11, 2002
---------------------------
David M. Reichert


* Pursuant to authority granted in a Power of Attorney filed with Post Effective Amendment No.9:

By: /s/ DAN L. HOCKENBROUGH
   ------------------------
        Dan L. Hockenbrough
        Attorney-in-Fact

                                  EXHIBIT INDEX


EXHIBIT NO.                         ITEM

(23) (d) (1)     Investment Advisory Agreement between Registrant and John
                 McStay Investment Counsel, LLC dated June 25, 1999 with respect to the BRAZOS Small Cap Growth Portfolio

(23) (d) (2)     Investment Advisory Agreement between Registrant and John
                 McStay Investment Counsel, L.L.C. dated June 25, 1999, with respect to the BRAZOS Real Estate Securities Portfolio

(23) (d) (3)     Investment Advisory Agreement between Registrant and John
                 McStay Investment Counsel, L.L.C. dated June 25, 1999, with respect to the BRAZOS Micro Cap Growth Portfolio

(23) (d) (4)     Investment Advisory Agreement between Registrant and John
                 McStay Investment Counsel, L.L.C. dated June 25, 1999, with respect to the BRAZOS Growth Portfolio

(23) (d) (4)(a)  Amendment to the Investment Advisory Agreement between
                 Registrant and John McStay Investment Counsel, L.P. dated January 1, 2001, with respect to the BRAZOS MultiCap Portfolio (formerly Brazos Growth Portfolio)

(23) (d) (5)     Investment Advisory Agreement between Registrant and John
                 McStay Investment Counsel, L.L.C. dated October 14, 1999, with respect to the BRAZOS Mid Cap Growth Portfolio

(23) (d) (5)(a)  Amendment to Investment Advisory Agreement between Registrant and John McStay Investment Counsel, L.P dated January 1, 2001 with respect to the Brazos MidCap Portfolio (formerly Brazos MidCap Growth Portfolio)

(23) (g) (1)     Custodian Contract between Registrant and State Street Bank and
                 Trust Company dated June 25, 1999

(23) (g) (1)(a)  Amendment to Custodian Agreement between Registrant and State
                 Street Bank and Trust Company dated June 26, 2001

(23) (h) (1)   Transfer Agency and Service Agreement between Registrant and
               State Street Bank and Trust Company dated June 25, 1999

               (a) Amendment No. 1 to Transfer Agency and Service Agreement of June 25, 1999 between Registrant and State Street Bank and Trust Company dated January 21, 2000

(23) (h) (2)   Administration Agreement between Registrant and SunAmerica Asset
               Management Corporation dated June 25, 1999

(23) (h) (3)   Service Agreement between Registrant and SunAmerica Fund
               Services, Inc. dated June 25, 1999

(23) (i)       Opinion of Drinker Biddle & Reath LLP

(23) (j) (1)   Consent of Drinker Biddle & Reath LLP (included in Exhibit 23(i))

(23) (j) (2)   Consent of PricewaterhouseCoopers LLP

(23) (n)       Plan Pursuant to Rule 18F-3 dated February 23, 2001